UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08073

STATE FARM VARIABLE PRODUCT TRUST

(Exact name of registrant as specified in charter)

Three State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
K&L Gates LLP
Paul J. Smith	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-888-702-2307

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

1-888-702-2307

State Farm VP Management Corp.

Customer Service Representatives are available

8:00 a.m. until 6:00 p.m. (Central Time)

Monday through Friday (except holidays)

This report and any financial information contained herein are submitted for the general information of the owners of interests in State Farm Life Insurance Company and State Farm Life and Accident Assurance Company Variable Life Separate Accounts or Variable Annuity Separate Accounts (the “Accounts”). This report provides the results of operations for each of the Funds of the State Farm Variable Product Trust. It is possible to invest in these underlying Funds only through the purchase of a State Farm Variable Universal Life Insurance policy or State Farm Variable Deferred Annuity policy. Please read the prospectus and consider the investment objectives, charges and expenses and other information it contains about the Accounts carefully before investing.

Variable Deferred Annuity (VA) policy series 97040 & 97090 in all states except MT, NY, WI; 97090 in MT; A97040 & A97090 in NY, WI.

Variable Universal Life (VUL) policy series 97035, and also 97036 in TX, except MT, NY, WI; 97085 in MT; A97035 in NY & WI.

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-888-702-2307) for a prospectus containing this and other information. Read it carefully.

Investing involves risk, including potential for loss.

Issued by:

State Farm Life Insurance Company

(Not licensed in MA, NY, or WI)

State Farm Life and Accident Assurance Company

(Licensed in NY and WI)

Home Office, Bloomington, Illinois

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001 statefarm.com

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-4930 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-4930.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

Distributor: State Farm VP Management Corp.

Message to Variable Product Customers

Dear Policyowners,

Thank you for purchasing a State Farm® Variable Product. Enclosed is the Annual Report for the 12-month period ended December 31, 2014, for the State Farm Variable Product Trust (“the Trust”). We encourage your review and consideration of this entire report.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk1. We believe individuals increase their chance for investment success by remaining focused on their long-term goals and maintaining an appropriate asset allocation mix2. As always, your registered State Farm agent is available to discuss your financial needs and risk tolerance.

Market Review

During 2014, the U.S. equity and fixed income markets experienced mostly positive returns, while the returns of international equity markets were mixed.

In the U.S., equity markets (as represented by the S&P 500® Index3) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth.

Major Market Indices	1-year Total Return As of 12/31/2014
S&P 500 Index	13.69%
Russell MidCap Index	13.22%
Russell 2000 Index	4.89%
MSCI EAFE Free Index	-4.90%
MSCI All Country World Index ex-U.S. Index	-3.87%
MSCI Emerging Markets Index	-2.19%
Barclays Government/Credit Intermediate Index	3.13%

This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

1	Investing involves risk, including potential for loss.

2	Asset allocation cannot guarantee a profit or protect against a loss in a declining market.

3	Source: Standard and Poor’s. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

For the year ended December 31, 2014, large cap stocks (as represented by the S&P 500 Index) posted total returns of 13.69%, while mid-cap stocks (as represented by the Russell Midcap Index4) and small cap stocks (as represented by the Russell 2000® Index5) posted total returns of 13.22% and 4.89%, respectively. International equities markets, as represented by the MSCI EAFE Free® Index and the MSCI All Country World Index (ACWI) ex-U.S. Index, posted negative total returns of –4.90% and –3.87%, respectively, for the year in U.S. dollar terms. The U.S. dollar appreciated relative to most foreign currencies during the year, increasing approximately 13.6% relative to the euro and increasing approximately 13.7% relative to the Japanese yen. Within the MSCI EAFE Free Index, Israel was the strongest performing market, rising 22.77% in U.S. dollar terms, while Japan and the United Kingdom, the largest country weightings in the MSCI EAFE Free Index, decreased by –4.02% and –5.39%, respectively, in U.S. dollar terms. Meanwhile, Portugal and Austria finished 2014 as the weakest performing markets within the MSCI EAFE Free Index, decreasing –38.24% and –29.77%, respectively, in U.S. dollar terms. Stock market performance in emerging market countries was also negative during the period, with the MSCI Emerging Markets Index posting a total return of –2.19% in U.S. dollar terms6.

4	Source: Bloomberg. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities of the Russell 1000 Index based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

5	Source: Bloomberg. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities of the Russell 3000 Index based on a combination of their market cap and current index membership. The stocks of small companies are more volatile than the stocks of larger, more established companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

6

Source: Bloomberg. The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE® Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, Israel, and the Far East. The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2014, the MSCI ACWI ex-U.S. Index consisted of 45 developed and emerging market country indices. The Morgan Stanley Capital International Emerging Markets Index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. Foreign securities involve risks not normally associated with investing in the U.S., including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates, all of which are magnified in emerging markets. It is not possible to invest directly in an index. Past performance does not guarantee future results.

Message to Variable Product Customers (continued)

The relative strength of the bond markets surprised many in 2014, after fixed income investments in general suffered losses in the prior year. As illustrated in the chart on the prior page, the U.S. Treasury yield curve flattened as the prices of most U.S. Treasuries increased even as the Fed reduced its monthly “quantitative easing” purchases throughout the year. These positive gains were due, in part, to foreign investors increasing their demand for Treasuries as they sought higher yields compared with the relatively lower yields that many other foreign bonds offered. Over the entire 12 months, the yield on 10-year U.S. Treasuries decreased from a high of 3.04% at the beginning of the period to end at 2.17% on December 31, 2014. Driven by Fed policy, short-term yields remained low, with 3-month U.S. Treasury yields decreasing 3 basis points from 0.07% at the beginning of the period to 0.04% on December 31, 2014. Yields increased on 2-year U.S. Treasuries, however, starting the period at 0.38% before ending at 0.67% on December 31, 2014, as the market began to anticipate a possible change in the Fed Funds Rate7.

Among major fixed income indices, bond price increases combined with bond coupon income to generate a 3.13% total return for the Barclays Intermediate U.S. Government/Credit Index8.

Despite the positive total returns for most bond-oriented indices, it is important to remember the risk that is present when investing, even in bond funds. Investing involves risk, including a potential for loss.

On behalf of the entire State Farm Variable Products team, thank you for your continued business and allowing us to help serve your investment needs.

Sincerely,

Joe R. Monk Jr.
Senior Vice President
State Farm Investment Management Corp.

7	Source: The U.S. Department of the Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

8	Source: Barclays Inc. The Barclays Intermediate U.S. Government/Credit Index contains U.S. Government and corporate bonds with maturities above 1 year and an outstanding par value of at least $250 million. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. It is not possible to invest directly in an index. Past performance does not guarantee future results.

State Farm Variable Product Trust Large Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”). Bridgeway and Westwood each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the S&P 500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in stocks of U.S. companies with large capitalizations. Bridgeway defines “large stocks” as the largest 1,000 U.S. companies as measured by market capitalization (stock market worth). Westwood defines large capitalization companies as those companies with market capitalizations generally greater than $5 billion at the time of purchase.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify stocks within the large-cap growth category for the Fund. Growth stocks are those that Bridgeway believes have above average prospects for economic growth. Westwood invests in a portfolio of seasoned companies utilizing a value style of investing in which it chooses those stocks that Westwood believes have earnings prospects that are currently undervalued by the market relative to some financial measure of worth such as the ratio of price to earnings, price to sales or price to cash flow. Westwood defines seasoned companies as those that generally have been operating for at least three years.

Describe the relevant market environment as it related to the Fund for the reporting period.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

The U.S. dollar gained against both the Euro and British pound during the period. For the period January 2014 through December 2014, the U.S. dollar increased by approximately 14% to $1.21/euro. Versus the British pound, the U.S. dollar increased by approximately 6% during the period to $1.56/£.

The 12-month total return for the S&P 500 Index was 13.69% for the period ended December 31, 2014. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 9%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 2%, and a dividend return of approximately 2.0%.

Value stocks, as represented by the Russell 1000 Value Index, produced a total return of 13.45%, which outperformed growth stocks, as represented by the Russell 1000 Growth Index, which experienced a total return of 13.05%1.

1	The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with higher price-to-book ratios and higher expected growth values. The Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, the Large Cap Equity Fund had a total return of 15.75% compared to a 13.69% return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The S&P 500 Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2014, Bridgeway and Westwood generated portfolio returns (before fees and expenses) of 20.20% and 12.90%, respectively, compared to a 13.69% return for the S&P 500 Index over the same time period.

Below are discussions concerning the individual investments made by Bridgeway and Westwood during the course of the reporting period.

Bridgeway Capital Management, Inc. (52.64% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with Southwest Airlines Co. and Electronic Arts Inc. posting triple-digit gains. The remaining three holdings posted double-digit gains during the period.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Southwest Airlines Co.	Industrials	2.7%
Delta Air Lines Inc.	Industrials	2.2%
Apple Inc.	Information Technology	3.2%
Skyworks Solutions Inc.	Information Technology	1.7%
Electronic Arts Inc.	Information Technology	1.5%

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Nu Skin Enterprises Inc. Class A*	Consumer Staples	sold
Herbalife Ltd.	Consumer Staples	0.4%
NetSuite Inc.*	Information Technology	sold
Halliburton Co.	Energy	0.7%
Baker Hughes Inc.*	Energy	sold

* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, Southwest Airlines Co. posted a triple-digit gain and Micron Technology Inc. posted a single-digit gain. The remaining eight holdings posted double-digit gains for the period.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Apple Inc.	Information Technology	3.2%
Southwest Airlines Co.	Industrials	2.7%
United Continental Holdings Inc.	Industrials	2.6%
Regeneron Pharmaceuticals Inc.	Health Care	2.2%
Delta Air Lines Inc.	Industrials	2.2%
Goodyear Tire & Rubber Co., The	Consumer Discretionary	2.0%
Actavis PLC	Health Care	2.0%
Micron Technology Inc.	Information Technology	2.0%
Level 3 Communications Inc.	Telecommunication Services	2.0%
HCA Holdings Inc.	Health Care	1.9%

Westwood Management Corp. (47.36% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Westwood’s performance during the year as well as a recap of the top ten holdings within Westwood’s portion of the Fund.

Among the largest contributors to Westwood’s performance during the year were the following five holdings. Skyworks Solutions Inc. posted a triple-digit gain and the remaining 4 holdings posted double-digit gains for the period.

Westwood - Top 5 Contributors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2014
Skyworks Solutions Inc.	Information Technology	2.7%
Union Pacific Corp.	Industrials	2.7%
Apple Inc.	Information Technology	2.1%
Advance Auto Parts Inc.	Consumer Discretionary	1.1%
Wells Fargo & Co.	Financials	3.1%

Among the largest detractors to Westwood’s performance during the year were the following five holdings, with all posting double-digit losses during the period except AMC Networks Inc. Class A and CIT Group Inc., which posted single-digit losses.

Westwood - Top 5 Detractors

Security	Sector	% of Westwood’s Total Investments as of 12/31/2014
WESCO International Inc.	Industrials	1.5%
Viacom Inc. Class B	Consumer Discretionary	2.0%
AMC Networks Inc. Class A	Consumer Discretionary	1.5%
Occidental Petroleum Corp.	Energy	1.0%
CIT Group Inc.	Financials	1.5%

Among the top ten largest holdings within Westwood’s portion of the Fund, all posted double-digit gains during the period except Skyworks Solutions Inc., which posted a triple-digit gain and Capital One Financial Corp., which posted a single-digit gain.

Westwood - Top 10 Holdings

Security	Sector	% of Westwood’s Total Investments as of 12/31/2014
Wells Fargo & Co.	Financials	3.1%
JPMorgan Chase & Co.	Financials	3.0%
Honeywell International Inc.	Industrials	2.9%
Capital One Financial Corp.	Financials	2.8%
Bank of America Corp.	Financials	2.8%
Amdocs Ltd.	Information Technology	2.8%
Union Pacific Corp.	Industrials	2.7%
Skyworks Solutions Inc.	Information Technology	2.7%
Home Depot Inc., The	Consumer Discretionary	2.4%
Target Corp.	Consumer Discretionary	2.3%

Financial highlights for this Fund can be found on page 105.

State Farm Variable Product Trust Small/Mid Cap Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Small/Mid Cap Equity Fund (the “Fund”) is sub-advised by Bridgeway Capital Management, Inc. (“Bridgeway”) and Rainier Investment Management, LLC (“Rainier”). Bridgeway and Rainier each manage approximately one half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the Russell 2500 Index (the “Index”).

The Fund seeks long-term growth of capital. In doing so, the Fund invests primarily in small- and mid-capitalization stocks issued by U.S. companies. An allocation to small- and mid-cap stocks allows for investment exposure to some companies in the earlier stages of development relative to more mature, larger capitalization companies. Bridgeway primarily invests in stocks whose market capitalization (stock market value) falls within the range of the Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Rainier primarily invests in U.S. companies with market capitalizations within the range of companies included in the Russell Midcap Index, a subset of approximately 800 of the smallest companies included in the Russell 1000 Index, which measures the performance of the largest 1,000 companies in the market.

Bridgeway selects stocks using its proprietary, quantitative investment models to identify small- and mid-cap “value” stocks. Bridgeway defines a “value” stock as one that it believes is priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. In selecting common stock for purchase by the Fund, Rainier emphasizes companies that it believes are likely to demonstrate superior business growth relative to their peers and whose equities are selling at attractive relative valuations.

Describe the relevant market environment as it related to the Fund for the reporting period.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the year. For the period January 2014 through December 2014, the U.S. dollar increased by approximately 14% relative to the Japanese yen. Versus the euro, the U.S. dollar increased by approximately 14% to $1.21/euro and versus the British pound, the U.S. dollar increased by approximately 6% during the period to $1.56/£.

For the year ended December 31, 2014, the Index posted a total return of 7.07%. Value stocks, as represented by the Russell 2500 Value Index, produced a total return of 7.11%, which outperformed growth stocks, as represented by the Russell 2500 Growth Index, which experienced a total return of 7.05%1.

1	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Value Index measures the performance of the small to midcap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the For the 1-year period ended December 31, 2014, the Small/Mid Cap Equity Fund had a total return of 4.94% compared to a 7.07% total return for the Russell 2500 Index. The line graphs and tables below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Russell 2500 Index measures the performance of the 2,500 smallest securities in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. Unlike an investment in the Small/Mid Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2014, Bridgeway and Rainier generated portfolio returns (before fees and expenses) of 2.19% and 10.16%, respectively, compared to a 7.07% return for the Index over the same time period.

Below are discussions concerning the performance and individual investments made by Bridgeway and Rainier during the course of the reporting period.

Bridgeway Capital Management, Inc. (49.63% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Bridgeway’s performance during the year as well as a recap of the top ten holdings within Bridgeway’s portion of the Fund.

Among the largest contributors to Bridgeway’s performance during the year were the following five holdings, with Hawaiian Holdings Inc. posting a triple-digit gain and the remaining holdings posting double-digit gains.

Bridgeway - Top 5 Contributors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Hawaiian Holdings Inc.	Industrials	2.2%
Pantry Inc., The	Consumer Staples	1.7%
Albany Molecular Research Inc.*	Health Care	sold
Sanmina Corp.	Information Technology	1.5%
Cash America International Inc.	Financials	0.7%

* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the largest detractors to Bridgeway’s performance during the year were the following five holdings, with all posting double-digit losses during the period.

Bridgeway - Top 5 Detractors

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Energy XXI Ltd.	Energy	0.1%
Cumulus Media Inc. Class A*	Consumer Discretionary	sold
Stone Energy Corp.	Energy	0.6%
Pacific Ethanol Inc.	Energy	0.5%
hhgregg Inc.*	Consumer Discretionary	sold

* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the top ten largest holdings within Bridgeway’s portion of the Fund, Hawaiian Holdings Inc. posted a triple-digit gain, while Unisys Corp. posted a double-digit loss. Neenah Paper Inc. posted a single-digit gain for the period and the remaining seven holdings each posted double-digit gains.

Bridgeway - Top 10 Holdings

Security	Sector	% of Bridgeway’s Total Investments as of 12/31/2014
Hawaiian Holdings Inc.	Industrials	2.2%
Pantry Inc., The	Consumer Staples	1.7%
Republic Airways Holdings Inc.	Industrials	1.5%
Sanmina Corp.	Information Technology	1.5%
Green Plains Inc.	Energy	1.5%
Neenah Paper Inc.	Materials	1.5%
Matthews International Corp. Class A	Industrials	1.4%
Take-Two Interactive Software Inc.	Information Technology	1.4%
FBL Financial Group Inc. Class A	Financials	1.4%
Unisys Corp.	Information Technology	1.3%

Rainier Investment Management, LLC (50.37% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Rainier’s performance during the year as well as a recap of the top ten holdings within Rainier’s portion of the Fund.

Among the largest contributors to Rainier’s performance during the year were the following five holdings, with Southwest Airlines Co. posting a triple-digit gain and the remaining holdings each posting double-digit gains.

Rainier - Top 5 Contributors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2014
NXP Semiconductors NV	Information Technology	2.3%
Southwest Airlines Co.	Industrials	1.4%
Avago Technologies Ltd.	Information Technology	1.4%
United Rentals Inc.	Industrials	1.3%
Foot Locker Inc.	Consumer Discretionary	1.0%

Among the largest detractors to Rainier’s performance during the year were the following five holdings, with all posting double-digit losses during the period.

Rainier - Top 5 Detractors

Security	Sector	% of Rainier’s Total Investments as of 12/31/2014
Ocwen Financial Corp.*	Financials	sold
Nabors Industries Ltd.	Energy	1.1%
B/E Aerospace Inc.*	Industrials	sold
Whiting Petroleum Corp.*	Energy	sold
Oasis Petroleum Inc.*	Energy	sold

* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the top ten largest holdings within Rainier’s portion of the Fund, Mohawk Industries Inc., Endo International PLC and MEDNAX Inc. each posted single-digit gains. Eagle Materials Inc. posted a single-digit loss for the period, while the remaining six holdings each posted double-digit gains.

Rainier - Top 10 Holdings

Security	Sector	% of Rainier’s Total Investments as of 12/31/2014
NXP Semiconductors NV	Information Technology	2.3%
Tyson Foods Inc. Class A	Consumer Staples	2.3%
Mohawk Industries Inc.	Consumer Discretionary	1.8%
American Airlines Group Inc.	Industrials	1.7%
Corporate Office Properties Trust	Financials	1.7%
Harman International Industries Inc.	Consumer Discretionary	1.7%
Signature Bank	Financials	1.7%
Endo International PLC	Health Care	1.6%
Eagle Materials Inc.	Materials	1.6%
MEDNAX Inc.	Health Care	1.5%

Financial highlights for this Fund can be found on page 106.

State Farm Variable Product Trust International Equity Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Fund (the “Fund”) is sub-advised by Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”). Marsico and Northern Cross each manage approximately one-half of the Fund’s assets. State Farm Investment Management Corp. monitors the performance of the sub-advisers and the split of the Fund’s portfolio between the sub-advisers. The benchmark for the Fund is the MSCI All Country World Index (ACWI) ex-U.S. Index (the “Index”).

The Fund seeks long-term growth of capital and invests primarily in large cap stocks in developed international markets. Marsico invests its portion of the Fund primarily in foreign equity securities issued by companies that it selects for their long-term growth potential. Northern Cross invests its portion of the Fund primarily in foreign equity securities issued by companies that it believes have the potential for long-term margin expansion.

Marsico may invest its portion of the Fund in an unlimited number of companies of any size throughout the world, and normally invests in the securities of issuers that are economically tied to at least four different foreign countries. In selecting investments for the Fund, Marsico uses an approach that combines ‘top-down’ macroeconomic analysis with ‘bottom-up’ stock selection. Northern Cross focuses on equities priced cheaply relative to some financial measure of worth, such as ratios of price to earnings, price to sales or price to cash flow. Under normal market conditions Northern Cross will invest its portion of the Fund in 60-80 companies with a diversified representation of sectors. In selecting securities for the Fund, Northern Cross gives careful consideration to currency, political stability and other effects of international investing.

The Fund allows investments in emerging or developing markets. As of December 31, 2014, the Fund had 8.03% of total net assets invested in emerging markets.

Describe the relevant market environment as it relates to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of –3.87% for the reporting period, underperforming U.S. equity markets. International equity markets were hampered by weak global growth, an appreciating U.S. dollar, and geopolitical turbulence. All performance information included in this discussion is quoted in U.S. dollars.

Within the Index, Israel was the strongest performing market, rising 22.77% in U.S. dollar terms, while Japan and the United Kingdom, the largest country weightings in the Index, decreased –4.02% and –5.39%, respectively, in U.S. dollar terms. Meanwhile, Portugal and Austria finished 2014 as the weakest performing markets within the Index, decreasing –38.24% and –29.77%, respectively, in U.S. dollar terms. Stock market performance in emerging market countries was also negative during the period, with the MSCI Emerging Markets Index posting a total return of –2.19% in U.S. dollar terms. Emerging market countries such as India and China gained 23.87% and 7.96%, respectively, while Brazil declined –14.04% in U.S. dollar terms during the period.

While growth in the U.S. improved during the year, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. The European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. Weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the year. For the period January 2014 through December 2014, the U.S. dollar increased by approximately 14% relative to the Japanese yen. Versus the euro, the U.S. dollar increased by approximately 14% to $1.21/euro and versus the British pound, the U.S. dollar increased by approximately 6% during the period to $1.56/£.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 10 other countries, each of which represents less than 2.00% of net assets.

How did the Fund perform during the reporting period?

For the 1-year ended December 31, 2014, the International Equity Fund had a total return of –5.96% compared to a –3.87% total return for the MSCI ACWI ex-U.S. Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The MSCI All Country World Index (ex-U.S.) (MSCI ACWI ex-U.S. Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the United States. As of December 31, 2014, the MSCI AWCI ex-U.S. Index consisted of 45 developed and emerging market country indices. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

During the 1-year period ended December 31, 2014, Marsico and Northern Cross each individually generated single-digit total losses, with Marsico’s portion of the Fund outperforming Northern Cross’ portion of the Fund. Below are discussions concerning individual investments made by Marsico and Northern Cross during the course of the reporting period.

Marsico Capital Management, LLC (52.57% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Marsico’s performance during the year as well as a recap of the top ten holdings within Marsico’s portion of the Fund.

Among the largest contributors to Marsico’s performance during the year were the following five holdings, with each posting double-digit gains during the period.

Marsico - Top 5 Contributors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2014
Alibaba Group Holding Ltd. Sponsored ADR	Information Technology	3.9%
Gilead Sciences Inc.	Health Care	1.9%
Canadian Pacific Railway Ltd.	Industrials	5.9%
Baidu Inc. Sponsored ADR	Information Technology	3.9%
Liberty Global PLC Series C	Consumer Discretionary	6.0%

Among the largest detractors to Marsico’s performance during the year were the following five holdings, with each posting double-digit losses during the period.

Marsico - Top 5 Detractors

Security	Sector	% of Marsico’s Total Investments as of 12/31/2014
Sands China Ltd.*	Consumer Discretionary	sold
Adidas AG*	Consumer Discretionary	sold
Novadaq Technologies Inc.	Health Care	1.5%
ASOS PLC*	Consumer Discretionary	sold
Rolls-Royce Holdings PLC*	Industrials	sold

* Sold prior to 12/31/2014. Price change referenced is from 1/1/2014 to date sold.

Among the top ten largest holdings within Marsico’s portion of the Fund, ASML Holding NV, Liberty Global PLC Series C, Canadian Pacific Railway Ltd., Baidu Inc. Sponsored ADR and Alibaba Group Holding Ltd. Sponsored ADR all posted double-digit gains for the period. MasterCard Inc. Class A posted a single-digit gain, while Novartis AG Reg. posted a single-digit loss for the period. ARM Holdings PLC, Tencent Holdings Ltd. and Infineon Technologies AG each posted double-digit losses during the period.

Marsico - Top 10 Holdings

Security	Sector	% of Marsico’s Total Investments as of 12/31/2014
ASML Holding NV	Information Technology	6.1%
Liberty Global PLC Series C	Consumer Discretionary	6.0%
Canadian Pacific Railway Ltd.	Industrials	5.9%
ARM Holdings PLC	Information Technology	4.4%
Tencent Holdings Ltd.	Information Technology	4.0%
Novartis AG Reg.	Health Care	4.0%
Mastercard Inc. Class A	Information Technology	4.0%
Baidu Inc. Sponsored ADR	Information Technology	3.9%
Alibaba Group Holdings Ltd. Sponsored ADR	Information Technology	3.9%
Infineon Technologies AG	Information Technology	3.9%

Northern Cross, LLC (47.43% of the Fund’s total investments)

The tables below show the securities that were the leading contributors and detractors to Northern Cross’ performance during the year as well as a recap of the top ten holdings within Northern Cross’ portion of the Fund.

Among the largest contributors to Northern Cross’ performance during the year were the following five holdings, with each posting double-digit gains for the period.

Northern Cross - Top 5 Contributors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2014
Intesa Sanpaolo	Financials	0.7%
Novartis AG Reg.	Health Care	2.2%
Novo Nordisk A/S Class B	Health Care	2.4%
Anheuser-Busch InBev NV	Consumer Staples	2.9%
Cheung Kong Holdings Ltd.	Financials	1.0%

Among the largest detractors to Northern Cross’ performance during the year were the following five holdings, with each posting double-digit losses during the period.

Northern Cross - Top 5 Detractors

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2014
Rolls-Royce Holdings PLC	Industrials	2.3%
Freeport-McMoRan Inc.	Materials	1.4%
BG Group PLC	Energy	1.3%
Banco Bilbao Vizcaya Argentaria SA	Financials	2.5%
SAP SE	Information Technology	2.4%

Among the top ten largest holdings within Northern Cross’ portion of the Fund, Novo Nordisk A/S Class B and Anheuser-Busch InBev NV posted double-digit gains for the period. Nestle SA Reg. posted a single-digit gain for the period and Roche Holding AG posted a single-digit loss. The remaining six holdings posted double-digit losses for the period.

Northern Cross - Top 10 Holdings

Security	Sector	% of Northern Cross’ Total Investments as of 12/31/2014
Anheuser-Busch InBev NV	Consumer Staples	2.9%
AXA SA	Financials	2.7%
Roche Holding AG	Health Care	2.7%
Lloyds Banking Group PLC	Financials	2.7%
Schneider Electric SE (Paris)	Industrials	2.6%
Banco Bilbao Vizcaya Argentaria SA	Financials	2.5%
Novo Nordisk A/S Class B	Health Care	2.4%
Nestle SA Reg.	Consumer Staples	2.4%
Diageo PLC	Consumer Staples	2.4%
SAP AG	Information Technology	2.4%

Financial highlights for this Fund can be found on page 107.

State Farm Variable Product Trust Large Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Large Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor’s 500 Stock Index1 (the “Index”). The Index tracks the common stock performance of 500 selected large U.S. companies in leading industries, and most of the common stocks in the Index are listed on the New York Stock Exchange. The weightings of stocks in the Index are based on each stock’s relative total float-adjusted market capitalization (stock price multiplied by the number of investable shares outstanding). The percentage of the Fund’s assets invested in a given stock is approximately the same as the percentage such stock represents in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

During 2014, the U.S. equity and fixed income markets experienced mostly positive returns, while the returns of international equity markets were mixed.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

The 12-month total return for the S&P 500 Index was 13.69% for the period ended December 31, 2014. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 9%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 2%, and a dividend return of approximately 2.0%.

1

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by State Farm Life Insurance Company, State Farm Life and Accident Assurance Company and State Farm Variable Product Trust (together the “Licensees”). Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the Licensees. The Licensees’ products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, the Large Cap Equity Index Fund had a total return of 13.37% compared to a 13.69% total return for the S&P 500 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*

The S&P 500® Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Large Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund satisfactorily tracked the total return of the Index in 2014, before fees and expenses that are not found within the Index. The Index finished the year with a total return of 13.69%. All but one of the Index’s sectors posted positive gains for the year.

Index Sector Performance

Sector	Index Weighting as of 12/31/2014	2014 Gain/Loss
Information Technology	19.7%	20%
Financials	16.6%	15%
Health Care	14.2%	25%
Consumer Discretionary	12.1%	10%
Industrials	10.4%	10%
Consumer Staples	9.8%	16%
Energy	8.4%	-8%
Utilities	3.2%	29%
Materials	3.2%	7%
Telecommunication Services	2.3%	3%

The Fund’s top ten holdings had mixed results, with 3 holdings (Chevron Corp., Exxon Mobil Corp. and General Electric Co.) posting single-digit losses. One holding (JPMorgan Chase & Co.) posted a single-digit gain and the remaining 6 holdings posted double-digit gains.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2014
Apple Inc.	Information Technology	3.5%
Exxon Mobil Corp.	Energy	2.1%
Microsoft Corp.	Information Technology	2.1%
Johnson & Johnson	Health Care	1.6%
Berkshire Hathaway Inc. Class B	Financials	1.5%
Wells Fargo & Co.	Financials	1.4%
General Electric Co.	Industrials	1.4%
Procter & Gamble Co., The	Consumer Staples	1.3%
JPMorgan Chase & Co	Financials	1.3%
Chevron Corp.	Energy	1.2%

Financial highlights for this Fund can be found on page 108.

State Farm Variable Product Trust Small Cap Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Small Cap Equity Index Fund (the “Fund”) seeks to approximate as closely as possible, before fees and expenses, the capitalization-weighted total rate of return of the Russell 2000 Index1 (the “Index”). The Index measures the performance of the small-capitalization sector of the U.S. equity market and consists of the smallest 2,000 companies in the Russell 3000 Index2. The weightings of stocks in the Index are based on each stock’s relative total market capitalization (stock price multiplied by the number of shares outstanding).

BlackRock Fund Advisers (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The performance of small capitalization stocks lagged the performance of large capitalization stocks in 2014, with the Index posting a 4.89% total return. Large capitalization stocks, as represented by the Russell 1000 Index3, had a total return of 13.24% for the year.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

1

Russell Investment Group (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell 2000® Index. Russell® is a trademark of Russell. The Small Cap Equity Index Fund is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Russell. Russell is not responsible for and has not reviewed the Small Cap Equity Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2	The Russell 3000 Index is composed of 3000 large U.S. Companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market. The Russell 3000 Index is comprised of stocks within the Russell 1000 and the Russell 2000 Indices.

3	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by sector and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, the Small Cap Equity Index Fund had a total return of 4.37% compared to a 4.89% total return for the Russell 2000 Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Russell 2000 Index tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2014, before fees and expenses that are not found within the Index.

Within the Index, sector performance was mixed, as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2014	2014 Gain/Loss
Financials	24.25%	9%
Information Technology	17.88%	8%
Health Care	14.76%	19%
Industrials	13.76%	0%
Consumer Discretionary	13.71%	2%
Materials	4.52%	-4%
Utilities	3.55%	20%
Energy	3.47%	-36%
Consumer Staples	3.34%	12%
Telecommunication Services	0.77%	0%

Performance for nine of the Fund’s top ten holdings was positive for the year, with two holdings - TriQuint Semiconductor Inc. and RF Micro Devices Inc. - posting triple-digit gains and seven holdings posting double-digit gains. The Ultimate Software Group, Inc. posted a single-digit loss for the period ended December 31, 2014.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2014
Isis Pharmaceuticals Inc.	Health Care	0.4%
RF Micro Devices Inc.	Information Technology	0.3%
Brunswick Corp.	Consumer Discretionary	0.3%
TriQuint Semiconductor Inc.	Information Technology	0.3%
Office Depot Inc.	Consumer Discretionary	0.3%
LaSalle Hotel Properties	Financials	0.3%
Graphic Packaging Holding Co.	Materials	0.2%
RLJ Lodging Trust	Financials	0.2%
Puma Biotechnology Inc.	Health Care	0.2%
Ultimate Software Group Inc., The	Information Technology	0.2%

The annual reconstitution of holdings within the Russell indices occurred on June 27, 2014. For the Index, the one-time 2014 reconstitution resulted in 179 companies being added to the Index while 199 companies were removed from the Index, a turnover of 14.51%.

Financial highlights for this Fund can be found on page 109.

State Farm Variable Product Trust International Equity Index Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The International Equity Index Fund (the “Fund”) seeks investment results that approximate as closely as possible the price and yield performance, before fees and expenses, of the Morgan Stanley Capital International EAFE® Free Index1 (the “Index”). The Index is a capitalization-weighted index that currently includes stocks of companies located in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore. The Fund invests primarily in a representative sample of the stocks found in the Index.

BlackRock Fund Advisors (BlackRock) serves as the investment sub-adviser to the Fund. State Farm Investment Management Corp. monitors the investment performance of BlackRock in sub-advising the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

International equity markets, as represented by the Index, had a total return of –4.90% for the reporting period, underperforming U.S. equity markets. International equity markets were hampered by weak global growth, an appreciating U.S. dollar, and geopolitical turbulence. All performance information included in this discussion is quoted in U.S. dollars.

Within the Index, Israel was the strongest performing market, rising 22.77% in U.S. dollar terms, while Japan and the United Kingdom, the largest country weightings in the Index, decreased –4.02% and –5.39%, respectively, in U.S. dollar terms. Meanwhile, Portugal and Austria finished 2014 as the weakest performing markets within the Index, decreasing –38.24% and –29.77%, respectively, in U.S. dollar terms.

While growth in the U.S. improved during the year, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. The European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. Weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the year. For the period January 2014 through December 2014, the U.S. dollar increased by approximately 14% relative to the Japanese yen. Versus the euro, the U.S. dollar increased by approximately 14% to $1.21/euro and versus the British pound, the U.S. dollar increased by approximately 6% during the period to $1.56/£.

1

The EAFE® Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and its affiliates and has been licensed for use by the State Farm Variable Product Trust (the “Trust”). The International Equity Index Fund (the “Fund”), based on the EAFE Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust’s Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by Country and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 10 other countries, each of which represents less than 2.00% of net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, the International Equity Index Fund had a total return of –5.88% compared to a –4.90% total return for the MSCI EAFE Free Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Morgan Stanley Capital International Europe, Australasia and Far East Free (EAFE Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, Israel, and the Far East. Historically, the EAFE Free took into account local market restrictions on share ownership by foreigners. Unlike an investment in the International Equity Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s return satisfactorily tracked the return of the Index in 2014, before fees and expenses that are not found within the Index.

Within the Index, only two of the ten industry sectors (Health Care and Utilities) produced gains as illustrated below.

Index Sector Performance

Sector	Index Weighting as of 12/31/2014	2014 Gain/Loss
Financials	25.93%	-6%
Industrials	12.58%	-8%
Consumer Discretionary	12.43%	-5%
Consumer Staples	11.10%	-2%
Health Care	11.01%	6%
Materials	7.57%	-11%
Energy	5.69%	-19%
Telecommunication Services	5.01%	-4%
Information Technology	4.81%	-1%
Utilities	3.88%	4%

Of the top ten countries in the Index, only one (Hong Kong) posted a gain in 2014 as illustrated below.

Top 10 Countries

Country	Index Weighting as of 12/31/2014	2014 Gain/Loss
Japan	21.21%	-4%
United Kingdom	21.08%	-5%
France	9.69%	-10%
Switzerland	9.31%	0%
Germany	9.16%	-10%
Australia	7.50%	-3%
Spain	3.52%	-5%
Hong Kong	3.12%	5%
Sweden	3.08%	-8%
Netherlands	2.76%	-3%

Among the Fund’s ten largest holdings as of December 31, 2014, performance was mixed for the reporting period with six holdings posting positive returns and four holdings posting negative returns. Novartis AG Reg. was the best performer among the top ten holdings, posting a double-digit gain while BP PLC was the worst performer among the top ten holdings, posting a double-digit loss.

Top 10 Holdings

Security	Sector	% of Net Assets as of 12/31/2014
Nestle SA Reg.	Consumer Staples	1.9%
Novartis AG Reg.	Health Care	1.7%
Roche Holding AG	Health Care	1.5%
HSBC Holdings PLC	Financials	1.5%
Toyota Motor Corp.	Consumer Discretionary	1.4%
Royal Dutch Shell PLC Class A	Energy	1.1%
BP PLC	Energy	0.9%
Bayer AG	Health Care	0.9%
Commonwealth Bank of Australia	Financials	0.9%
Total SA	Energy	0.9%

Financial highlights for this Fund can be found on page 110.

State Farm Variable Product Trust Stock and Bond Balanced Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Stock and Bond Balanced Fund (the “Fund”) is managed with a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income.

The Fund invests all of its assets in the Variable Product Trust Large Cap Equity Index Fund (the “Large Cap Equity Index Fund”) and the Variable Product Trust Bond Fund (the “Bond Fund”, and together with the Large Cap Equity Index Fund, an “Underlying Fund”). We strive to maintain an investment mix of approximately 60% of assets in the Large Cap Equity Index Fund and 40% of assets in the Bond Fund. The Stock and Bond Balanced Fund never invests more than 75% of its net assets in either Underlying Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers. You may wish to refer to the Management’s Discussion of Fund Performance for the Large Cap Equity Index Fund and the Bond Fund in addition to the commentary provided here.

In the U.S., equity markets (as represented by the S&P 500 Index) achieved positive total returns in eight of the past twelve months ended December 31, 2014. Throughout the period, equity markets were influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP) – all factors that contributed to improved investor confidence and an increase in equity market price-to-earnings (P/E) valuations. In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Throughout the year, oil and gold prices were volatile. Oil prices began the period at around $98/barrel and peaked in June around $107/barrel, before ending the period December 2014 around $55/barrel, a decrease of –45% for the 12-month period. Gold prices began the period at around $1,202 per troy ounce and ranged between approximately $1,133 and $1,391 per troy ounce during the period, before ending the period December 2014 around $1,184/oz., a decrease of –1% for the 12-month period.

The U.S. dollar appreciated relative to most foreign currencies during the year. For the period January 2014 through December 2014, the U.S. dollar increased by approximately 14% relative to the Japanese yen. Versus the euro, the U.S. dollar increased by approximately 14% to $1.21/euro and versus the British pound, the U.S. dollar increased by approximately 6% during the period to $1.56/£.

The 12-month total return for the S&P 500 Index was 13.69% for the period ended December 31, 2014. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 9%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 2%, and a dividend return of approximately 2.0%.

Within the bond markets, the relative strength surprised many in 2014 after fixed income investments in general suffered losses in the prior year. The U.S. Treasury yield curve flattened as the prices of most U.S. Treasuries increased even as the Fed reduced its monthly “quantitative easing” purchases throughout the year. Over the entire 12-months, the yield on 10-year U.S. Treasuries decreased from a high of 3.04% at the beginning of the period to end at 2.17% on December 31, 2014 . Driven by Fed policy, short-term yields remained low, with 3-month U.S. Treasury yields decreasing 3 basis points from 0.07% at the beginning of the period to 0.04% on December 31, 2014. Yields increased on 2-year U.S. Treasuries, however, starting the period at 0.38% before ending at 0.67% on December 31, 2014, as the market began to anticipate a possible change in the Fed Funds Rate.

Overall, for the year ended December 31, 2014, intermediate corporate bonds outperformed intermediate U.S. Treasuries. For the 1-year period, the total return on corporate bonds in the Barclays Intermediate Government/Credit Index (the “Index”) was 4.35% compared to a total return of 2.57% on U.S. Treasuries in the Index. Among corporate bond sectors within the Index, utility bonds had a total return of 5.39% for the year, while industrial bonds and financial institution bonds generated total returns of 4.34% and 4.18%, respectively, for the year.

From a credit quality standpoint within the Index, lower quality securities generally outperformed higher quality securities with Baa-rated, A-rated, Aa-rated, and Aaa-rated securities in the Index generating total returns of 4.92%, 4.08%, 3.29%, and 2.53%, respectively, for the year. Among intermediate corporate bonds within the Index, Baa-rated securities were the best performing corporate bond sector within the Index, generating a total return of 4.87% compared to Aaa-rated, Aa-rated, and A-rated securities, which had total returns of 4.66%, 3.67%, and 4.01%, respectively, for the year1.

Because the Fund does not invest directly in individual stocks and bonds, the merits of the individual investments are evaluated separately by each Underlying Fund’s managers.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by type of security and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	Source: Barclays Live

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, the Stock and Bond Balanced Fund had a total return of 9.43%. Because of the nature of the Fund (it invests solely in shares of two Underlying Funds), a blended benchmark is used for comparison purposes. The blended benchmark is a combination of 60% S&P 500 Index and 40% Barclays Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the blended benchmark was 9.43% for the 1-year period ended December 31, 2014. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	See footnotes for the Large Cap Equity Index Fund and the Bond Fund for descriptions of indices.
**	State Farm Investment Management Corp. computes the Blended Benchmark by using 60% S&P 500 Index and 40% Barclays Intermediate Government/Credit Index. The S&P 500 Index, the Barclays Intermediate Government/Credit Index and the Blended Benchmark represent unmanaged groups or composites of groups, of stocks and bonds that differ from the composition of the Stock and Bond Balanced Fund. Unlike an investment in the Stock and Bond Balanced Fund, a theoretical investment in the Indices and the Blended Benchmark does not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As discussed above, the Stock and Bond Balanced Fund invests solely in shares of the Underlying Funds – the Large Cap Equity Index Fund and the Bond Fund. Generally, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. For the 1-year period ended December 31, 2014, the Large Cap Equity Index Fund and the Bond Fund returned 13.37% and 3.52% after expenses, respectively.

Equity portion of the Fund (approximately 60% throughout the period)

The Large Cap Equity Index Fund satisfactorily tracked the total return of the S&P 500 Index in 2014, before fees and expenses that are not found within the S&P 500 Index. The S&P 500 Index finished the year with a total return of 13.69%. All but one of the S&P 500 Index’s sectors posted positive gains for the year.

S&P 500 Index Sector Performance

Sector	S&P 500 Index Weighting as of 12/31/2014	2014 Gain/Loss
Information Technology	19.7%	20%
Financials	16.6%	15%
Health Care	14.2%	25%
Consumer Discretionary	12.1%	10%
Industrials	10.4%	10%
Consumer Staples	9.8%	16%
Energy	8.4%	-8%
Utilities	3.2%	29%
Materials	3.2%	7%
Telecommunication Services	2.3%	3%

The Large Cap Equity Index Fund’s top ten holdings had mixed results, with 3 holdings (Chevron Corp., Exxon Mobil Corp. and General Electric Co.) posting single-digit losses. One holding (JPMorgan Chase & Co.) posted a single-digit gain and the remaining 6 holdings posted double-digit gains.

Top 10 Holdings

Security	Sector	% of the Large Cap Equity Index Fund Net Assets as of 12/31/2014
Apple Inc.	Information Technology	3.5%
Exxon Mobil Corp.	Energy	2.1%
Microsoft Corp.	Information Technology	2.1%
Johnson & Johnson	Health Care	1.6%
Berkshire Hathaway Inc. Class B	Financials	1.5%
Wells Fargo & Co.	Financials	1.4%
General Electric Co.	Industrials	1.4%
Procter & Gamble Co., The	Consumer Staples	1.3%
JPMorgan Chase & Co.	Financials	1.3%
Chevron Corp.	Energy	1.2%

Fixed Income portion of the Fund (approximately 40% throughout the period)

On an absolute return basis, the greatest contributor to the Bond Fund’s performance during the year came from the Bond Fund’s allocation to corporate bonds, which experienced a positive mid-single digit total return for the 1-year reporting period. Meanwhile, the Bond Fund’s holdings of U.S. Treasuries posted a positive low-single digit total return for the 1-year reporting period.

When comparing the Bond Fund’s total return to the Barclays Intermediate Government/Credit Index, the Bond Fund’s higher weighting to corporate bonds relative to the Barclays Intermediate Government/Credit Index and outperformance of corporate bonds in the Bond Fund relative to the corporate bonds within the Barclays Intermediate Government/Credit Index helped the relative performance of the Bond Fund versus the Barclays Intermediate Government/Credit Index for the 1-year reporting period.

The option-adjusted duration of the Bond Fund stood at approximately 3.94 years at the end of 2014, down from 4.18 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this Fund can be found on page 111.

State Farm Variable Product Trust Bond Fund

Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

State Farm Investment Management Corp. manages the Bond Fund (the “Fund”) in a manner that seeks to achieve over a period of years the highest yield possible that is consistent with investing in high quality, investment grade bonds. In managing the Fund, we generally are buy-and-hold investors who focus primarily on U.S. Government obligations, government agency securities, and high quality corporate bonds.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: a continued trend of generally subdued inflation, positive employment gains, growth in corporate earnings, and modest growth in U.S. Gross Domestic Product (GDP). In addition, the Federal Reserve (the “Fed”) maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended December 31, 2014.

As growth in the U.S. improved during the year, the Fed continued the process of normalizing its stimulus policy, completing its monthly asset-purchase programs known as “quantitative easing” in October. Meanwhile, market uncertainty increased later in the year as investors began to anticipate possible changes in the Fed’s interest rate policy. At the same time, global growth remained weak, with Japan entering a recession during the third quarter (July – September), Italy falling into a recession of its own for the third time since the start of the financial crisis, and Europe continuing to suffer through stagnant economic conditions and high unemployment. Consequently, while in the U.S. the Fed reduced its “quantitative easing” monetary accommodation, the European Central Bank and the Bank of Japan increased their levels of monetary accommodation in an attempt to foster growth. This weak global growth moderated the threat of inflation. In fact, the decline in oil prices during the second half of 2014 enabled foreign central banks to offer further monetary action in an effort to keep interest rates low, with global yields dropping to or near all-time lows. Global market uncertainty was also influenced by the geopolitical and military tensions between Russia and Ukraine, as well as from the emerging militant threat in the Middle East.

Meanwhile, the relative strength of the bond markets surprised many in 2014, after fixed income investments in general suffered losses in the prior year. The U.S. Treasury yield curve flattened as the prices of most U.S. Treasuries increased even as the Fed reduced its monthly “quantitative easing” purchases throughout the year. Over the entire 12-months, the yield on 10-year U.S. Treasuries decreased from a high of 3.04% at the beginning of the period to end at 2.17% on December 31, 2014. Driven by Fed policy, short-term yields remained low, with 3-month U.S. Treasury yields decreasing 3 basis points from 0.07% at the beginning of the period to 0.04% on December 31, 2014. Yields increased on 2-year U.S. Treasuries, however, starting the period at 0.38% before ending at 0.67% on December 31, 2014, as the market began to anticipate a possible change in the Fed Funds Rate.

Overall, for the year ended December 31, 2014, intermediate corporate bonds outperformed intermediate U.S. Treasuries. For the 1-year period, the total return on corporate bonds in the Barclays Intermediate Government/Credit Index (the “Index”) was 4.35% compared to a total return of 2.57% on U.S. Treasuries in the Index. Among corporate bond sectors within the Index, utility bonds had a total return of 5.39% for the year, while industrial bonds and financial institution bonds generated total returns of 4.34% and 4.18%, respectively, for the year.

From a credit quality standpoint within the Index, lower quality securities generally outperformed higher quality securities with Baa-rated, A-rated, Aa-rated, and Aaa-rated securities in the Index generating total returns of 4.92%, 4.08%, 3.29%, and 2.53%, respectively, for the year. Among intermediate corporate bonds within the Index, Baa-rated securities were the best performing corporate bond sector within the Index, generating a total return of 4.87% compared to Aaa-rated, Aa-rated, and A-rated securities, which had total returns of 4.66%, 3.67%, and 4.01%, respectively, for the year1.

1	Source: Barclays Live

Provide an illustration of the Fund’s investments.

Provided below is the security type allocation of the Bond Fund as of December 31, 2014, along with the security type allocation of the Barclays Intermediate Government/Credit Index for comparison.

Security Type Allocation: Bond Fund

compared to the Barclays Intermediate Govt/Credit Index

(unaudited)*

Security Type	Bond Fund Allocation	Barclays Intermediate Govt/Credit Index Allocation
Corporate Bonds	70.61%	29.72%
U.S. Treasury Obligations	26.25%	56.90%
Other Bonds	0.00%	13.38%
Short-term Investments and Other Assets, Net of Liabilities	3.14%	0.00%

Totals	100.00%	100.00%

*	Illustrated by type of security and based on total net assets for the Fund and total securities for the Index as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended December 31, 2014, the Bond Fund had a total return of 3.52% compared to a total return of 3.13% for the Barclays Intermediate Government/Credit Index. The line graph and table below provide additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the periods ended December 31

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that your account value, when redeemed, may be worth more or less than the premiums you paid. Recent performance may be less than the figures shown. Obtain contract-level standardized total returns current to the most recent month-end on statefarm.com® for the State Farm Variable Deferred Annuity Policy at statefarm.com/finances/ annuities/future-income-plus/variable-deferred-annuity-performance-returns/; and the State Farm Variable Universal Life Insurance Policy at statefarm.com/insurance/life/variable-universal-life/performance-returns.

*	The Barclays Intermediate Government/Credit Index is a market value-weighted index of government and investment-grade corporate fixed-rate public debt issues with maturities from 1 up to (but not including) 10 years. The Barclays Intermediate Government/Credit Index represents an unmanaged group of bonds that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

On an absolute return basis, the greatest contributor to Fund performance during the year came from the Fund’s allocation to corporate bonds, which experienced a positive mid-single digit total return for the 1-year reporting period. Meanwhile, the Fund’s holdings of U.S. Treasuries posted a positive low-single digit total return for the 1-year reporting period.

When comparing the Fund’s total return to the Index, the Fund’s higher weighting to corporate bonds relative to the Index and outperformance of corporate bonds in the Fund relative to the corporate bonds within the Index helped the relative performance of the Fund versus the Index for the 1-year reporting period.

The option-adjusted duration of the Fund stood at approximately 3.94 years at the end of 2014, down from 4.18 years at the beginning of the year. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. Option-adjusted duration attempts to incorporate prepayment possibilities into the duration statistic. As interest rates rise, prepayments typically decrease as borrowers typically do not refinance their bonds at higher rates.

Financial highlights for this fund can be found on page 112.

State Farm Variable Product Trust Money Market Fund

Management’s Discussion (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The Money Market Fund (the “Fund”) seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. (SFIMC). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Provide an illustration of the Fund’s investments.

Fund Composition*

*	Illustrated by type of security and based on total net assets as of December 31, 2014. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

Financial highlights for this Fund can be found on page 113.

The performance figures for the Funds on the preceding pages reflect the reinvestment of all dividends and capital gains, and the deduction of investment management fees and fund-level expenses, but not contract-level charges. If contract-level charges were reflected, the performance quoted would be significantly lower than shown.

Expense Example (unaudited)1

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table for each Fund.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014[2]

Large Cap Equity Fund
Actual	1,000.00	1,080.62	0.70%	3.67
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

Small/Mid Cap Equity Fund
Actual	1,000.00	994.75	0.90%	4.53
Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90%	4.58

International Equity Fund
Actual	1,000.00	927.30	1.00%	4.86
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

Large Cap Equity Index Fund
Actual	1,000.00	1,059.53	0.28%	1.45
Hypothetical (5% return before expenses)	1,000.00	1,023.79	0.28%	1.43

Small Cap Equity Index Fund
Actual	1,000.00	1,013.94	0.47%	2.39
Hypothetical (5% return before expenses)	1,000.00	1,022.84	0.47%	2.40

International Equity Index Fund
Actual	1,000.00	898.28	0.64%	3.06
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.64%	3.26

Stock and Bond Balanced Fund[3]
Actual	1,000.00	1,039.16	0.40%	2.06
Hypothetical (5% return before expenses)	1,000.00	1,023.19	0.40%	2.04

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio Based on the Period July 1, 2014 to December 31, 2014	Expenses Paid During Period July 1, 2014 to December 31, 2014[2]
Bond Fund
Actual	1,000.00	1,007.26	0.58%	2.93
Hypothetical (5% return before expenses)	1,000.00	1,022.28	0.58%	2.96

Money Market Fund
Actual	1,000.00	1,000.00	0.07%	0.35
Hypothetical (5% return before expenses)	1,000.00	1,024.85	0.07%	0.36

1	This expense example reflects only the underlying Fund fees. As an owner of an interest in an Account, you do not directly own shares of an underlying Fund. Instead, you allocate premiums to a subaccount of the Account and the subaccount invests in a corresponding Fund of the State Farm Variable Product Trust. Your ownership interest in an Account also is subject to contract level fees and expenses that are not included in this expense example.

2	Expenses are equal to the Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3	Expenses for the Stock and Bond Balanced Fund equal 60% of the Large Cap Equity Index Fund expenses plus 40% of the Bond Fund expenses. The Stock and Bond Balanced Fund targets a 60%/40% investment ratio between the Large Cap Equity Index Fund and the Bond Fund. This ratio may vary slightly from 60%/ 40% throughout the year.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks (97.49%)
Consumer Discretionary (15.87%)
Advance Auto Parts Inc.	2,165	$344,842
AMC Networks Inc. Class A (a)	7,100	452,767
Best Buy Co. Inc.	7,900	307,942
Chipotle Mexican Grill Inc. (a)	500	342,255
Comcast Corp. Class A	17,400	1,009,374
Delphi Automotive PLC	3,400	247,248
DIRECTV (a)	3,900	338,130
Ford Motor Co.	17,900	277,450
Garmin Ltd.	10,800	570,564
Goodyear Tire & Rubber Co., The	23,900	682,823
H&R Block Inc.	10,200	343,536
Harman International Industries Inc.	2,800	298,788
Home Depot Inc., The	6,800	713,796
L Brands Inc.	4,000	346,200
Marriott International Inc. Class A	4,700	366,741
Polaris Industries Inc.	2,400	362,976
Priceline Group Inc., The (a)	300	342,063
Target Corp.	9,300	705,963
Time Warner Inc.	7,700	657,734
Twenty-First Century Fox Inc. Class A	9,300	357,166
Under Armour Inc. Class A (a)	5,800	393,820
Viacom Inc. Class B	8,000	602,000

		10,064,178

Consumer Staples (8.56%)
Colgate-Palmolive Co.	8,200	567,358
Constellation Brands Inc. Class A (a)	3,700	363,229
Costco Wholesale Corp.	2,500	354,375
General Mills Inc.	7,700	410,641
Herbalife Ltd.	3,900	147,030
Hershey Co., The	2,800	291,004
JM Smucker Co., The	2,700	272,646
Keurig Green Mountain Inc.	2,600	344,227
Kroger Co., The	6,500	417,365
McCormick & Company Inc.	7,600	564,680
Monster Beverage Corp. (a)	1,600	173,360
PepsiCo Inc.	6,800	643,008
Pilgrim’s Pride Corp. (a)	14,700	482,013
Walgreens Boots Alliance Inc.	5,200	396,240

		5,427,176

Energy (5.40%)
Chevron Corp.	4,200	471,156
EOG Resources Inc.	5,400	497,178
EQT Corp.	2,900	219,530
Exxon Mobil Corp.	5,700	526,965
Halliburton Co.	5,900	232,047
Marathon Petroleum Corp.	3,300	297,858
Occidental Petroleum Corp.	3,900	314,379
ONEOK Inc.	4,700	234,013
Tesoro Corp.	4,600	342,010
Valero Energy Corp.	5,800	287,100

		3,422,236

	Shares	Value
Common Stocks (Cont.)
Financials (11.70%)
American International Group Inc.	10,700	$599,307
Arch Capital Group Ltd. (a)	4,900	289,590
Bank of America Corp.	47,300	846,197
Capital One Financial Corp.	10,300	850,265
CIT Group Inc.	9,600	459,168
Federal Realty Investment Trust	2,600	346,996
Hartford Financial Services Group Inc., The	15,300	637,857
Invesco Ltd.	15,000	592,800
Iron Mountain Inc.	7,800	301,548
JPMorgan Chase & Co.	14,500	907,410
McGraw Hill Financial Inc.	3,900	347,022
MetLife Inc.	5,500	297,495
Wells Fargo & Co.	17,200	942,904

		7,418,559

Health Care (12.68%)
Abbott Laboratories	13,500	607,770
Actavis PLC (a)	2,600	669,266
Aetna Inc.	6,600	586,278
Amgen Inc.	2,000	318,580
Becton, Dickinson and Co.	4,700	654,052
Cigna Corp.	6,000	617,460
Cooper Companies Inc., The	2,200	356,598
DaVita HealthCare Partners Inc. (a)	4,400	333,256
Express Scripts Holding Co. (a)	7,400	626,558
Gilead Sciences Inc. (a)	3,500	329,910
HCA Holdings Inc. (a)	8,800	645,832
Illumina Inc. (a)	2,900	535,282
Incyte Corp. (a)	6,100	445,971
Johnson & Johnson	5,500	575,135
Regeneron Pharmaceuticals Inc. (a)	1,800	738,450

		8,040,398

Industrials (15.08%)
Avis Budget Group Inc. (a)	5,300	351,549
Boeing Co., The	4,600	597,908
Danaher Corp.	3,800	325,698
Delta Air Lines Inc.	14,700	723,093
FedEx Corp.	2,800	486,248
Honeywell International Inc.	11,900	1,189,048
Lockheed Martin Corp.	1,900	365,883
MSC Industrial Direct Co. Inc. Class A	5,900	479,375
Raytheon Co.	5,900	638,203
Southwest Airlines Co.	21,000	888,720
Union Pacific Corp.	10,200	1,215,126
United Continental Holdings Inc. (a)	13,100	876,259
United Rentals Inc. (a)	3,700	377,437
United Technologies Corp.	5,300	609,500
WESCO International Inc. (a)	5,800	442,018

		9,566,065

See accompanying notes to financial statements.	35

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Information Technology (21.03%)
Accenture PLC Class A	3,800	$339,378
Amdocs Ltd.	17,900	835,124
Amphenol Corp. Class A	5,800	312,098
Apple Inc.	15,500	1,710,890
ARRIS Group Inc. (a)	18,600	561,534
Automatic Data Processing Inc.	3,500	291,795
Cognizant Technology Solutions Corp. Class A (a)	6,200	326,492
Computer Sciences Corp.	5,300	334,165
eBay Inc. (a)	10,800	606,096
Electronic Arts Inc. (a)	10,600	498,359
F5 Networks Inc. (a)	2,600	339,209
Facebook Inc. Class A (a)	3,900	304,278
Fiserv Inc. (a)	5,200	369,044
Freescale Semiconductor Ltd. (a)	15,100	380,973
Google Inc. Class A (a)	250	132,665
Google Inc. Class C (a)	250	131,600
Hewlett-Packard Co.	9,900	397,287
Intel Corp.	9,300	337,497
Intuit Inc.	4,000	368,760
LinkedIn Corp. Class A (a)	1,700	390,507
Microchip Technology Inc.	6,500	293,215
Micron Technology Inc. (a)	19,100	668,691
Microsoft Corp.	9,300	431,985
Oracle Corp.	7,300	328,281
Paychex Inc.	6,900	318,573
QUALCOMM Inc.	3,700	275,021
salesforce.com inc. (a)	5,200	308,412
Skyworks Solutions Inc.	18,900	1,374,219
Visa Inc. Class A	1,400	367,080

		13,333,228

Materials (2.34%)
Celanese Corp. Series A	5,400	323,784
Dow Chemical Co., The	6,100	278,221
LyondellBasell Industries NV Class A	3,100	246,109
Packaging Corporation of America	4,200	327,810
Praxair Inc.	2,400	310,944

		1,486,868

Telecommunication Services (2.39%)
Level 3 Communications Inc. (a)	13,500	666,630
Verizon Communications Inc.	18,200	851,396

		1,518,026

	Shares	Value
Common Stocks (Cont.)
Utilities (2.44%)
Exelon Corp.	8,000	$296,640
NextEra Energy Inc.	5,900	627,111
Wisconsin Energy Corp.	11,800	622,332

		1,546,083

Total Common Stocks
(cost $47,615,597)		61,822,817

Short-term Investments (2.69%)
JPMorgan U.S. Government Money Market Fund	1,704,630	1,704,630

Total Short-term Investments
(cost $1,704,630)		1,704,630

TOTAL INVESTMENTS (100.18%)
(cost $49,320,227)		63,527,447
LIABILITIES, NET OF OTHER ASSETS (-0.18%)		(112,516)

NET ASSETS (100.00%)		$63,414,931

(a)	Non-income producing security.

36	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks (98.47%)
Consumer Discretionary (12.22%)
BorgWarner Inc.	4,460	$245,077
Brunswick Corp.	5,100	261,426
Buffalo Wild Wings Inc. (a)	1,980	357,152
Carter’s Inc.	3,210	280,265
Chipotle Mexican Grill Inc. (a)	290	198,508
Core-Mark Holding Company Inc.	5,200	322,036
Deckers Outdoor Corp. (a)	3,280	298,611
Foot Locker Inc.	5,610	315,170
Harman International Industries Inc.	5,080	542,087
Leggett & Platt Inc.	8,210	349,828
Lennar Corp. Class A	7,170	321,288
Lions Gate Entertainment Corp.	4,990	159,780
Live Nation Entertainment Inc. (a)	7,810	203,919
Marriott International Inc. Class A	3,450	269,204
Mohawk Industries Inc. (a)	3,620	562,403
Outerwall Inc. (a)	5,300	398,666
Penske Automotive Group Inc.	3,960	194,317
Polaris Industries Inc.	1,720	260,133
Signet Jewelers Ltd.	2,990	393,394
Skechers U.S.A. Inc. Class A (a)	6,900	381,225
Strattec Security Corp.	3,100	255,998
Tractor Supply Co.	3,910	308,186
TripAdvisor Inc. (a)	2,280	170,225
Ulta Salon, Cosmetics & Fragrance Inc. (a)	3,550	453,832
Yum! Brands Inc.	2,120	154,442
Zulily Inc. Class A (a)	5,550	129,870

		7,787,042

Consumer Staples (4.41%)
Chiquita Brands International Inc. (a)	24,400	352,824
Constellation Brands Inc. Class A (a)	1,550	152,164
Hain Celestial Group Inc., The (a)	4,680	272,797
Harbinger Group Inc. (a)	22,400	317,184
Kroger Co., The	6,780	435,344
Pantry Inc., The (a)	14,900	552,194
Tyson Foods Inc. Class A	18,120	726,431

		2,808,938

Energy (4.86%)
Alon USA Energy Inc.	20,100	254,667
Chesapeake Energy Corp.	20,540	401,968
Cimarex Energy Co.	2,230	236,380
Energy XXI Ltd.	12,400	40,424
Green Plains Inc.	19,200	475,776
Marathon Petroleum Corp.	1,510	136,293
Nabors Industries Ltd.	27,240	353,575
Pacific Ethanol Inc. (a)	13,900	143,587
Pioneer Energy Services Corp. (a)	36,400	201,656
Renewable Energy Group Inc. (a)	30,600	297,126
REX American Resources Corp. (a)	5,900	365,623
Stone Energy Corp. (a)	11,400	192,432

		3,099,507

Financials (27.03%)
Affiliated Managers Group Inc. (a)	1,250	265,300

	Shares	Value
Common Stocks (Cont.)
Financials (cont.)
Ameriprise Financial Inc.	2,780	$367,655
Calamos Asset Management Inc. Class A	21,300	283,716
Capitol Federal Financial Inc.	25,400	324,612
Cash America International Inc.	9,600	217,152
CBRE Group Inc. Class A (a)	6,270	214,748
CNO Financial Group Inc.	20,500	353,010
Community Bank System Inc.	9,300	354,609
Corporate Office Properties Trust	19,200	544,704
CubeSmart	6,380	140,807
E*TRADE Financial Corp. (a)	9,170	222,418
East West Bancorp Inc.	12,300	476,133
Education Realty Trust Inc.	9,933	363,448
Enova International Inc. (a)	8,784	195,532
EPR Properties	5,900	340,017
FBL Financial Group Inc. Class A	7,400	429,422
FelCor Lodging Trust Inc.	30,400	328,928
Fidelity & Guaranty Life	13,300	322,791
First American Financial Corp.	11,300	383,070
First Interstate BancSystem Inc.	9,400	261,508
Flagstar Bancorp Inc. (a)	18,500	291,005
Government Properties Income Trust	12,800	294,528
Home Loan Servicing Solutions Ltd.	15,500	302,560
Hudson Pacific Properties Inc.	12,100	363,726
Inland Real Estate Corp.	29,200	319,740
International Bancshares Corp.	12,000	318,480
Jones Lang LaSalle Inc.	1,540	230,892
LaSalle Hotel Properties	10,810	437,481
Lazard Ltd. Class A	8,620	431,259
Maiden Holdings Ltd.	28,700	367,073
Mid-America Apartment Communities Inc.	3,500	261,380
Nelnet Inc. Class A	7,600	352,108
Northwest Bancshares Inc.	23,300	291,949
OneBeacon Insurance Group Ltd. Class A	20,200	327,240
PHH Corp. (a)	14,800	354,608
Pinnacle Financial Partners Inc.	9,400	371,676
Platinum Underwriters Holdings Ltd.	5,600	411,152
PrivateBancorp Inc.	18,740	625,916
Ramco-Gershenson Properties Trust	19,300	361,682
Raymond James Financial Inc.	4,990	285,877
SEI Investments Co.	7,310	292,692
Signature Bank (a)	4,220	531,551
Strategic Hotels & Resorts Inc. (a)	24,210	320,298
SunTrust Banks Inc.	5,770	241,763
Symetra Financial Corp.	16,200	373,410
UDR Inc.	6,660	205,261
UMB Financial Corp.	4,900	278,761
United Community Banks Inc.	19,100	361,754
United Financial Bancorp Inc.	9,000	129,240
Ventas Inc.	2,220	159,174
Webster Financial Corp.	10,000	325,300
Westamerica Bancorporation	5,800	284,316

See accompanying notes to financial statements.	37

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Financials (cont.)
Wintrust Financial Corp.	7,200	$336,672

		17,230,104

Health Care (10.28%)
Addus HomeCare Corp. (a)	12,400	300,948
Akorn Inc. (a)	7,790	281,998
Alkermes PLC (a)	3,380	197,933
Catamaran Corp. (a)	5,540	286,695
Cerner Corp. (a)	5,000	323,300
Cooper Companies Inc., The	2,870	465,198
Endo International PLC (a)	7,310	527,197
Envision Healthcare Holdings (a)	12,470	432,584
Greatbatch Inc. (a)	6,900	340,170
Illumina Inc. (a)	1,030	190,117
Incyte Corp. (a)	1,760	128,674
Intercept Pharmaceuticals Inc. (a)	510	79,560
Jazz Pharmaceuticals PLC (a)	2,330	381,491
Magellan Health Inc. (a)	6,800	408,204
Medivation Inc. (a)	3,750	373,538
MEDNAX Inc. (a)	7,360	486,570
Owens & Minor Inc.	9,100	319,501
PDL BioPharma Inc.	41,300	318,423
Perrigo Co. PLC	1,800	300,888
Universal Health Services Inc. Class B	2,270	252,560
Zoetis Inc.	3,580	154,047

		6,549,596

Industrials (16.84%)
Acco Brands Corp. (a)	34,200	308,142
Air Lease Corp.	6,250	214,438
American Airlines Group Inc.	10,310	552,925
Curtiss-Wright Corp.	4,800	338,832
Engility Holdings Inc. (a)	8,100	346,680
Fortune Brands Home & Security Inc.	10,280	465,376
Greenbrier Companies Inc., The	4,900	263,277
Hawaiian Holdings Inc. (a)	27,300	711,165
Ingersoll-Rand PLC	5,500	348,645
ITT Corp.	4,260	172,360
JetBlue Airways Corp. (a)	25,500	404,430
Kansas City Southern	3,150	384,394
Kirby Corp. (a)	3,490	281,783
Lennox International Inc.	1,980	188,239
Lydall Inc. (a)	11,600	380,712
Matson Inc.	9,100	314,132
Matthews International Corp. Class A	9,000	438,030
Meritor Inc. (a)	25,000	378,750
Multi-Color Corp.	6,200	343,604
Oshkosh Corp.	4,730	230,114
Quanta Services Inc. (a)	13,610	386,388
Republic Airways Holdings Inc. (a)	33,100	482,929
Rush Enterprises Inc. Class A (a)	8,800	282,040
SkyWest Inc.	12,300	163,344
Southwest Airlines Co.	10,420	440,974
Standex International Corp.	3,800	293,588
Titan International Inc.	18,500	196,655

	Shares	Value
Common Stocks (Cont.)
Industrials (cont.)
United Rentals Inc. (a)	4,140	$422,321
Waste Connections Inc.	6,770	297,812
Werner Enterprises Inc.	12,100	376,915
XPO Logistics Inc. (a)	8,000	327,040

		10,736,034

Information Technology (14.70%)
Activision Blizzard Inc.	15,590	314,140
Amkor Technology Inc. (a)	53,500	379,850
Amphenol Corp. Class A	3,560	191,564
Avago Technologies Ltd.	4,370	439,578
Cadence Design Systems Inc. (a)	13,520	256,474
CoStar Group Inc. (a)	1,860	341,552
EarthLink Holdings Corp.	45,200	198,428
Euronet Worldwide Inc. (a)	4,740	260,226
FireEye Inc. (a)	6,840	216,007
FleetCor Technologies Inc. (a)	1,840	273,626
Fortinet Inc. (a)	11,450	351,057
Gartner Inc. (a)	2,490	209,683
HomeAway Inc. (a)	6,550	195,059
Insight Enterprises Inc. (a)	10,500	271,845
Lam Research Corp.	4,600	364,964
LendingClub Corp. (a)	8,960	226,688
Mentor Graphics Corp.	13,900	304,688
NetSuite Inc. (a)	1,990	217,248
NXP Semiconductors NV (a)	9,750	744,900
Palo Alto Networks Inc. (a)	1,920	235,334
Sanmina Corp. (a)	20,400	480,012
ScanSource Inc. (a)	8,300	333,328
ServiceNow Inc. (a)	3,420	232,047
ShoreTel Inc. (a)	38,700	284,445
Stratasys Ltd. (a)	1,580	131,314
Sykes Enterprises Inc. (a)	16,400	384,908
Synaptics Inc. (a)	1,820	125,289
Take-Two Interactive Software Inc. (a)	15,400	431,662
TTM Technologies Inc. (a)	37,800	284,634
Unisys Corp. (a)	14,100	415,668
WEX Inc. (a)	710	70,233
Yelp Inc. (a)	3,680	201,406

		9,367,857

Materials (4.10%)
Alcoa Inc.	25,160	397,276
Century Aluminum Co. (a)	13,100	319,640
Eagle Materials Inc.	6,680	507,880
Kaiser Aluminum Corp.	5,000	357,150
Neenah Paper Inc.	7,800	470,106
Noranda Aluminum Holding Corp.	36,500	128,480
Sherwin-Williams Co., The	820	215,693
Steel Dynamics Inc.	10,920	215,561

		2,611,786

Telecommunication Services (1.23%)
FairPoint Communications Inc. (a)	17,700	251,517

38	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (cont.)
Intelsat SA (a)	18,800	$326,368
Zayo Group Holdings Inc. (a)	6,790	207,570

		785,455

Utilities (2.80%)
American Water Works Company Inc.	5,550	295,815
Black Hills Corp.	6,100	323,544
California Water Service Group	13,100	322,391
Chesapeake Utilities Corp.	4,800	238,368
Empire District Electric Co., The	8,100	240,894
New Jersey Resources Corp.	5,900	361,080

		1,782,092

Total Common Stocks
(cost $56,154,371)		62,758,411

Short-term Investments (1.59%)
JPMorgan U.S. Government Money Market Fund	1,016,358	1,016,358

Total Short-term Investments
(cost $1,016,358)		1,016,358

TOTAL INVESTMENTS (100.06%)
(cost $57,170,729)		63,774,769
LIABILITIES, NET OF OTHER ASSETS (-0.06%)		(39,962)

NET ASSETS (100.00%)		$63,734,807

(a)	Non-income producing security.

See accompanying notes to financial statements.	39

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks (a) (97.90%)
Australia (1.08%)
Domino’s Pizza Enterprises Ltd.	23,577	$480,052

Austria (0.42%)
Erste Group Bank AG	7,958	185,093

Belgium (3.31%)
Anheuser-Busch InBev NV	5,412	609,074
UCB SA	11,287	858,234

		1,467,308

Canada (4.86%)
Barrick Gold Corp.	5,347	57,480
Canadian Pacific Railway Ltd.	7,226	1,391,648
Gildan Activewear Inc.	6,300	356,266
Novadaq Technologies Inc. (b)	21,155	351,596

		2,156,990

China (5.52%)
Alibaba Group Holding Ltd. Sponsored ADR (b)	8,836	918,414
Baidu Inc. Sponsored ADR (b)	4,029	918,491
Qunar Cayman Islands Ltd. ADR (b)	9,023	256,524
Vipshop Holdings Ltd. ADR (b)	18,230	356,214

		2,449,643

Colombia (0.23%)
Bancolombia SA Sponsored ADR	2,155	103,181

Denmark (1.15%)
Novo Nordisk A/S Class B	12,020	508,443

France (9.53%)
Accor SA	4,290	192,838
Air Liquide SA	1,247	154,303
AXA SA	25,017	576,468
Compagnie de Saint-Gobain	4,920	208,415
Danone	4,026	263,212
Essilor International SA	3,995	445,518
Hermes International	72	25,638
JC Decaux SA	6,016	207,137
Legrand SA	4,389	230,239
L’Oreal SA	1,988	332,735
LVMH Moet Hennessy Louis Vuitton SA	1,502	237,919
Pernod Ricard SA	3,699	411,098
Schneider Electric SE (Paris)	7,637	556,198
Unibail-Rodamco SE (Amsterdam)	1,431	367,103
Unibail-Rodamco SE (Paris)	87	22,723

		4,231,544

Germany (8.26%)
Allianz SE Reg.	2,721	450,670
Daimler AG Registered Shares	3,609	299,742
Fresenius Medical Care AG & Co. KGaA	2,190	163,455

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Fresenius SE & Co. KGaA	3,996	$207,768
Infineon Technologies AG	86,508	915,415
Linde AG	2,296	422,927
SAP SE	7,130	497,876
Wirecard AG	16,302	710,834

		3,668,687

Hong Kong (5.31%)
AIA Group Ltd.	124,200	682,638
Cheung Kong Holdings Ltd.	12,000	201,270
Hang Lung Properties Ltd.	25,000	69,743
Tencent Holdings Ltd.	65,300	944,821
Wynn Macau Ltd.	164,000	458,583

		2,357,055

India (1.06%)
Tata Motors Ltd. Sponsored ADR	11,093	469,012

Ireland (3.76%)
Actavis PLC (b)	2,643	680,336
Alkermes PLC (b)	8,669	507,657
Ryanair Holdings PLC Sponsored ADR (b)	6,759	481,714

		1,669,707

Italy (0.63%)
Intesa Sanpaolo	49,777	144,398
Pirelli & C. SpA	10,123	136,533

		280,931

Japan (7.72%)
Dentsu Inc.	5,400	227,024
Fanuc Corp.	5,700	939,818
Japan Airlines Co. Ltd.	15,700	465,490
Japan Tobacco Inc.	13,200	363,301
Keyence Corp.	800	356,476
Komatsu Ltd.	9,600	212,236
LIXIL Group Corp.	2,600	54,719
SMC Corp.	1,100	288,446
START TODAY Co. Ltd.	16,500	342,851
Tokio Marine Holdings Inc.	5,400	175,379

		3,425,740

Malaysia (0.56%)
Genting Berhad	91,000	230,524
Genting BHD Warrants (b)	21,382	17,062

		247,586

Netherlands (4.02%)
ASML Holding NV	13,175	1,423,526
Heineken NV	5,055	358,944

		1,782,470

40	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Singapore (0.77%)
United Overseas Bank Ltd.	18,434	$340,182

Spain (1.97%)
Banco Bilbao Vizcaya Argentaria SA	56,277	531,503
Banco Bilbao Vizcaya Argentaria SA Rights (b)	56,277	5,380
Banco Santander SA	40,461	339,594

		876,477

Sweden (2.35%)
Atlas Copco AB Class A	15,300	425,733
Investor AB B Shares	7,400	269,048
Sandvik AB	16,502	160,450
Volvo AB B Shares	17,503	188,743

		1,043,974

Switzerland (10.42%)
ABB Ltd. Reg.	17,286	365,739
Compagnie Financiere Richemont SA Reg.	4,809	426,359
Holcim Ltd. Reg.	4,975	355,634
Nestle SA Reg.	6,953	506,881
Novartis AG Reg.	15,097	1,400,148
Roche Holding AG	2,116	573,314
Swatch Group AG, The	598	265,665
Syngenta AG Reg.	1,127	362,508
UBS Group AG	21,576	370,885

		4,627,133

United Kingdom (18.15%)
Anglo American PLC	9,254	171,242
ARM Holdings PLC	67,194	1,032,260
BG Group PLC	20,983	280,788
Carnival PLC	5,173	233,810
CRH PLC	4,566	109,487
Diageo PLC	17,578	503,558
Domino’s Pizza Group PLC	66,380	724,762
Glencore PLC	51,978	239,922
Hargreaves Lansdown PLC	47,205	738,611
Indivior PLC (b)	8,503	19,800
InterContinental Hotels Group PLC	17,914	720,794
Liberty Global PLC Series C (b)	28,972	1,399,637
Lloyds Banking Group PLC (b)	481,327	566,165
Pearson PLC	5,252	96,995
Reckitt Benckiser Group PLC	3,415	276,594
Rolls-Royce Holdings PLC	35,655	478,984
Rolls-Royce Holdings PLC C Shares - Entitlement Shares (b) (c)	3,114,630	4,854
Shire PLC	3,889	275,730
Standard Chartered PLC	12,328	184,376

		8,058,369

United States (6.82%)
Freeport-McMoRan Inc.	12,304	287,421
Gilead Sciences Inc. (b)	4,834	455,653
Las Vegas Sands Corp.	3,107	180,703

	Shares	Value
Common Stocks (Cont.)
United States (Cont.)
MasterCard Inc. Class A	10,806	$931,045
Micron Technology Inc. (b)	6,633	232,221
Priceline Group Inc., The (b)	619	705,790
Tesla Motors Inc. (b)	1,056	234,865

		3,027,698

Total Common Stocks
(cost $38,803,047)		43,457,275

Preferred Stocks (a) (1.33%)
Brazil (0.67%)
Banco Bradesco SA	11,274	149,772
Itau Unibanco Holding SA ADR	11,319	147,260

		297,032

Germany (0.66%)
Volkswagen AG	1,327	294,933

Total Preferred Stocks
(cost $622,755)		591,965

Short-term Investments (1.25%)
State Street Institutional U.S. Government Money Market Fund (b)	555,853	555,853

Total Short-term Investments
(cost $555,853)		555,853

TOTAL INVESTMENTS (100.48%)
(cost $39,981,655)		44,605,093
LIABILITIES, NET OF CASH AND OTHER ASSETS (-0.48%)		(214,755)

NET ASSETS (100.00%)		$44,390,338

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

ADR - American Depositary Receipt

See accompanying notes to financial statements.	41

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

INTERNATIONAL EQUITY FUND FOREIGN

CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$12,787,443	28.67
United States Dollar	10,231,067	22.94
British Pound	6,658,732	14.93
Swiss Franc	4,627,133	10.37
Japanese Yen	3,425,740	7.68
Hong Kong Dollar	2,357,055	5.28
Canadian Dollar	1,747,914	3.92
Swedish Krona	1,043,974	2.34
Danish Krone	508,443	1.14
Australian Dollar	480,052	1.08
Singapore Dollar	340,182	0.76
Malaysian Ringgit	247,586	0.55
Brazilian Real	149,772	0.34

Total Investments	$44,605,093	100.00%

INTERNATIONAL EQUITY FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Consumer Discretionary	$9,578,232	21.58
Information Technology	8,881,379	20.01
Financials	6,621,442	14.91
Industrials	6,453,426	14.54
Health Care	6,447,652	14.52
Consumer Staples	3,625,397	8.17
Materials	2,160,924	4.87
Energy	280,788	0.63

Total Stocks	44,049,240	99.23
Short-term Investments	555,853	1.25
Liabilities, Net of Cash and Other Assets	(214,755)	(0.48)

Net Assets	$44,390,338	100.00%

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

Currency	Counterparty	Settlement Date	Foreign amount Purchased (Sold)	U.S. Dollar amount Purchased (Sold)	Unrealized Gain	Unrealized (Loss)
British Pound	State Street Bank and Trust Company	01/02/2015	3,109	$(4,839)	$6	$—
British Pound	State Street Bank and Trust Company	01/05/2015	1,180	(1,840)	—	(1)
British Pound	UBS AG	01/02/2015	90,035	(140,149)	180	—
Canadian Dollar	UBS AG	01/05/2015	144,207	(124,273)	—	(149)
Canadian Dollar	Credit Suisse London Branch (GFX)	01/02/2015	(186,707)	160,528	—	(177)
Canadian Dollar	UBS AG	01/05/2015	(86,506)	74,548	89	—
Japanese Yen	JPMorgan Chase Bank N.A.	01/05/2015	(7,154,532)	59,424	—	(306)

Total					$275	$(633)

42	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks (99.44%)
Consumer Discretionary (12.07%)
Amazon.com Inc. (a)	13,182	$4,091,032
AutoNation Inc. (a)	2,588	156,341
AutoZone Inc. (a)	1,113	689,069
Bed Bath & Beyond Inc. (a)	6,397	487,259
Best Buy Co. Inc.	10,086	393,152
BorgWarner Inc.	7,873	432,621
Cablevision Systems Corp. Class A	7,668	158,268
CarMax Inc. (a)	7,464	496,953
Carnival Corp.	15,679	710,729
CBS Corp. Class B	16,555	916,154
Chipotle Mexican Grill Inc. (a)	1,080	739,271
Coach Inc.	9,631	361,740
Comcast Corp. Class A	89,498	5,191,779
Darden Restaurants Inc.	4,644	272,278
Delphi Automotive PLC	10,280	747,562
DIRECTV (a)	17,438	1,511,875
Discovery Communications Inc. Class A (a)	5,207	179,381
Discovery Communications Inc. Class C (a)	9,507	320,576
Dollar General Corp. (a)	10,558	746,451
Dollar Tree Inc. (a)	7,106	500,120
DR Horton Inc.	11,466	289,975
Expedia Inc.	3,429	292,699
Family Dollar Stores Inc.	3,351	265,433
Ford Motor Co.	133,631	2,071,281
Fossil Group Inc. (a)	1,560	172,754
GameStop Corp. Class A	3,739	126,378
Gannett Co. Inc.	7,767	248,000
GAP Inc., The	9,264	390,107
Garmin Ltd.	4,194	221,569
General Motors Co.	46,859	1,635,848
Genuine Parts Co.	5,330	568,018
Goodyear Tire & Rubber Co., The	9,519	271,958
H&R Block Inc.	9,615	323,833
Harley-Davidson Inc.	7,435	490,041
Harman International Industries Inc.	2,360	251,836
Hasbro Inc.	3,905	214,736
Home Depot Inc., The	45,757	4,803,112
Interpublic Group of Companies Inc., The	14,591	303,055
Johnson Controls Inc.	23,129	1,118,056
Kohl’s Corp.	7,047	430,149
L Brands Inc.	8,548	739,829
Leggett & Platt Inc.	4,833	205,934
Lennar Corp. Class A	6,156	275,850
Lowe’s Companies Inc.	33,781	2,324,133
Macy’s Inc.	11,988	788,211
Marriott International Inc. Class A	7,379	575,783
Mattel Inc.	11,780	364,532
McDonald’s Corp.	33,791	3,166,217
Michael Kors Holdings Ltd. (a)	7,159	537,641
Mohawk Industries Inc. (a)	2,148	333,713
Netflix Inc. (a)	2,093	714,990
Newell Rubbermaid Inc.	9,464	360,484
News Corp. Class A (a)	17,472	274,136
NIKE Inc. Class B	24,229	2,329,618

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Nordstrom Inc.	4,886	$387,900
Omnicom Group Inc.	8,612	667,172
O’Reilly Automotive Inc. (a)	3,522	678,408
PetSmart Inc.	3,421	278,110
Priceline Group Inc., The (a)	1,818	2,072,902
PulteGroup Inc.	11,687	250,803
PVH Corp.	2,848	365,028
Ralph Lauren Corp.	2,111	390,873
Ross Stores Inc.	7,307	688,758
Royal Caribbean Cruises Ltd.	5,823	479,990
Scripps Networks Interactive Class A	3,516	264,649
Staples Inc.	22,351	405,000
Starbucks Corp.	25,952	2,129,362
Starwood Hotels & Resorts Worldwide Inc.	6,171	500,283
Target Corp.	22,115	1,678,750
Tiffany & Co.	3,916	418,464
Time Warner Cable Inc.	9,739	1,480,912
Time Warner Inc.	29,113	2,486,832
TJX Companies Inc., The	23,940	1,641,805
Tractor Supply Co.	4,743	373,843
TripAdvisor Inc. (a)	3,874	289,233
Twenty-First Century Fox Inc. Class A	64,383	2,472,629
Under Armour Inc. Class A (a)	5,793	393,345
Urban Outfitters Inc. (a)	3,430	120,496
VF Corp.	11,995	898,426
Viacom Inc. Class B	12,826	965,157
Walt Disney Co., The	54,168	5,102,084
Whirlpool Corp.	2,711	525,229
Wyndham Worldwide Corp.	4,279	366,967
Wynn Resorts Ltd.	2,802	416,826
Yum! Brands Inc.	15,190	1,106,592

		76,879,348

Consumer Staples (9.75%)
Altria Group Inc.	68,625	3,381,154
Archer-Daniels-Midland Co.	22,303	1,159,756
Avon Products Inc.	15,022	141,057
Brown-Forman Corp. Class B	5,453	478,992
Campbell Soup Co.	6,255	275,220
Clorox Co., The	4,502	469,153
Coca-Cola Co., The	136,875	5,778,862
Coca-Cola Enterprises Inc.	7,721	341,423
Colgate-Palmolive Co.	29,745	2,058,057
ConAgra Foods Inc.	14,748	535,057
Constellation Brands Inc. Class A (a)	5,827	572,037
Costco Wholesale Corp.	15,199	2,154,458
CVS Health Corp.	39,804	3,833,523
Dr. Pepper Snapple Group Inc.	6,743	483,338
Estee Lauder Companies Inc. Class A, The	7,774	592,379
General Mills Inc.	20,962	1,117,903
Hershey Co., The	5,149	535,136
Hormel Foods Corp.	4,614	240,389
JM Smucker Co., The	3,533	356,762
Kellogg Co.	8,752	572,731

See accompanying notes to financial statements.	43

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Keurig Green Mountain Inc.	4,209	$557,251
Kimberly-Clark Corp.	12,918	1,492,546
Kraft Foods Group Inc.	20,437	1,280,582
Kroger Co., The	17,050	1,094,780
Lorillard Inc.	12,521	788,072
McCormick & Company Inc.	4,454	330,932
Mead Johnson Nutrition Co. Class A	7,039	707,701
Molson Coors Brewing Co. Class B	5,541	412,915
Mondelez International Inc. Class A	58,381	2,120,690
Monster Beverage Corp. (a)	5,015	543,375
PepsiCo Inc.	51,965	4,913,810
Philip Morris International Inc.	53,964	4,395,368
Procter & Gamble Co., The	93,822	8,546,246
Reynolds American Inc.	10,727	689,424
Safeway Inc.	7,931	278,537
Sysco Corp.	20,410	810,073
Tyson Foods Inc. Class A	10,199	408,878
Walgreens Boots Alliance Inc.	30,203	2,301,469
Wal-Mart Stores Inc.	54,838	4,709,487
Whole Foods Market Inc.	12,480	629,242

		62,088,765

Energy (8.39%)
Anadarko Petroleum Corp.	17,584	1,450,679
Apache Corp.	13,071	819,160
Baker Hughes Inc.	15,031	842,788
Cabot Oil & Gas Corp.	14,382	425,851
Cameron International Corp. (a)	6,855	342,407
Chesapeake Energy Corp.	17,887	350,049
Chevron Corp.	65,648	7,364,393
Cimarex Energy Co.	3,023	320,438
ConocoPhillips	42,738	2,951,486
CONSOL Energy Inc.	7,988	270,074
Denbury Resources Inc.	12,239	99,503
Devon Energy Corp.	13,380	818,990
Diamond Offshore Drilling Inc.	2,398	88,031
Ensco PLC Class A	8,202	245,650
EOG Resources Inc.	19,027	1,751,816
EQT Corp.	5,233	396,138
Exxon Mobil Corp.	147,031	13,593,016
FMC Technologies Inc. (a)	8,088	378,842
Halliburton Co.	29,384	1,155,673
Helmerich & Payne Inc.	3,741	252,218
Hess Corp.	8,823	651,314
Kinder Morgan Inc.	58,995	2,496,078
Marathon Oil Corp.	23,504	664,928
Marathon Petroleum Corp.	9,728	878,049
Murphy Oil Corp.	5,753	290,642
Nabors Industries Ltd.	9,911	128,645
National-Oilwell Varco Inc.	14,949	979,608
Newfield Exploration Co. (a)	4,678	126,867
Noble Corp. PLC	8,795	145,733
Noble Energy Inc.	12,563	595,863
Occidental Petroleum Corp.	26,934	2,171,150
ONEOK Inc.	7,177	357,343
Phillips 66	19,218	1,377,931

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Pioneer Natural Resources Co.	5,169	$769,406
QEP Resources Inc.	5,829	117,862
Range Resources Corp.	5,865	313,484
Schlumberger Ltd.	44,679	3,816,033
Southwestern Energy Co. (a)	12,171	332,147
Spectra Energy Corp.	23,331	846,915
Tesoro Corp.	4,383	325,876
Transocean Ltd.	11,836	216,954
Valero Energy Corp.	18,098	895,851
Williams Companies Inc., The	23,357	1,049,664

		53,465,545

Financials (16.55%)
ACE Ltd.	11,518	1,323,188
Affiliated Managers Group Inc. (a)	1,942	412,170
Aflac Inc.	15,653	956,245
Allstate Corp., The	14,563	1,023,051
American Express Co.	30,896	2,874,564
American International Group Inc.	48,607	2,722,478
American Tower Corp.	13,765	1,360,670
Ameriprise Financial Inc.	6,407	847,326
Aon PLC	9,900	938,817
Apartment Investment and Management Co.	5,042	187,310
Assurant Inc.	2,435	166,627
AvalonBay Communities Inc.	4,583	748,816
Bank of America Corp.	365,147	6,532,480
Bank of New York Mellon Corp.	39,095	1,586,084
BB&T Corp.	25,008	972,561
Berkshire Hathaway Inc. Class B (a)	63,317	9,507,048
BlackRock Inc.	4,423	1,581,488
Boston Properties Inc.	5,329	685,789
Capital One Financial Corp.	19,304	1,593,545
CBRE Group Inc. Class A (a)	9,687	331,780
Charles Schwab Corp., The	39,895	1,204,430
Chubb Corp., The	8,187	847,109
Cincinnati Financial Corp.	5,111	264,903
Citigroup Inc.	105,188	5,691,723
CME Group Inc.	10,993	974,529
Comerica Inc.	6,285	294,389
Crown Castle International Corp.	11,602	913,077
Discover Financial Services	15,745	1,031,140
E*TRADE Financial Corp. (a)	9,993	242,380
Equity Residential	12,581	903,819
Essex Property Trust Inc.	2,220	458,652
Fifth Third Bancorp	28,569	582,093
Franklin Resources Inc.	13,612	753,696
General Growth Properties Inc.	21,871	615,231
Genworth Financial Inc. Class A (a)	17,348	147,458
Goldman Sachs Group Inc., The	14,064	2,726,025
Hartford Financial Services Group Inc., The	14,981	624,558
HCP Inc.	15,967	703,027
Healthcare Realty Trust Inc.	11,376	860,822
Host Hotels & Resorts Inc.	26,372	626,862
Hudson City Bancorp Inc.	16,948	171,514

44	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Huntington Bancshares Inc.	28,109	$295,707
Intercontinental Exchange Inc.	3,920	859,617
Invesco Ltd.	14,952	590,903
Iron Mountain Inc.	6,453	249,473
JPMorgan Chase & Co.	129,797	8,122,696
KeyCorp	29,922	415,916
Kimco Realty Corp.	14,161	356,008
Legg Mason Inc.	3,516	187,649
Leucadia National Corp.	10,951	245,521
Lincoln National Corp.	9,009	519,549
Loews Corp.	10,365	435,537
M&T Bank Corp.	4,602	578,103
Macerich Co., The	4,854	404,872
Marsh & McLennan Companies Inc.	18,806	1,076,455
McGraw Hill Financial Inc.	9,426	838,725
MetLife Inc.	39,444	2,133,526
Moody’s Corp.	6,367	610,022
Morgan Stanley	53,047	2,058,224
NASDAQ OMX Group Inc., The	4,128	197,979
Navient Corp.	14,241	307,748
Northern Trust Corp.	7,653	515,812
People’s United Financial Inc.	10,538	159,967
Plum Creek Timber Co. Inc.	6,066	259,564
PNC Financial Services Group Inc.	18,271	1,666,863
Principal Financial Group Inc.	9,446	490,625
Progressive Corp., The	18,563	501,015
ProLogis Inc.	17,398	748,636
Prudential Financial Inc.	15,893	1,437,681
Public Storage	5,039	931,459
Regions Financial Corp.	47,556	502,191
Simon Property Group Inc.	10,790	1,964,967
State Street Corp.	14,496	1,137,936
Suntrust Banks Inc.	18,105	758,600
T. Rowe Price Group Inc.	9,006	773,255
Torchmark Corp.	4,469	242,086
Travelers Companies Inc., The	11,506	1,217,910
U.S. Bancorp	62,130	2,792,744
Unum Group	8,808	307,223
Ventas Inc.	10,170	729,189
Vornado Realty Trust	6,076	715,206
Wells Fargo & Co.	163,913	8,985,711
Weyerhaeuser Co.	18,256	655,208
XL Group PLC	8,959	307,921
Zions Bancorporation	6,988	199,228

		105,474,701

Health Care (14.13%)
Abbott Laboratories	52,282	2,353,735
AbbVie Inc.	55,320	3,620,141
Actavis PLC (a)	9,203	2,368,944
Aetna Inc.	12,193	1,083,104
Agilent Technologies Inc.	11,526	471,874
Alexion Pharmaceuticals Inc. (a)	6,884	1,273,747
Allergan Inc.	10,343	2,198,818
AmerisourceBergen Corp.	7,213	650,324
Amgen Inc.	26,411	4,207,008

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Anthem Inc.	9,373	$1,177,905
Baxter International Inc.	18,817	1,379,098
Becton, Dickinson and Co.	6,666	927,641
Biogen Idec Inc. (a)	8,200	2,783,490
Boston Scientific Corp. (a)	46,198	612,124
Bristol-Myers Squibb Co.	57,595	3,399,833
Cardinal Health Inc.	11,491	927,668
CareFusion Corp. (a)	7,097	421,136
Celgene Corp. (a)	27,732	3,102,102
Cerner Corp. (a)	10,572	683,586
Cigna Corp.	9,064	932,776
Covidien PLC	15,721	1,607,944
CR Bard Inc.	2,594	432,212
DaVita HealthCare Partners Inc. (a)	5,983	453,152
DENTSPLY International Inc.	4,877	259,798
Edwards Lifesciences Corp. (a)	3,714	473,089
Eli Lilly and Co.	34,040	2,348,420
Express Scripts Holding Co. (a)	25,482	2,157,561
Gilead Sciences Inc. (a)	52,383	4,937,622
Hospira Inc. (a)	5,881	360,211
Humana Inc.	5,330	765,548
Intuitive Surgical Inc. (a)	1,259	665,935
Johnson & Johnson	97,190	10,163,158
Laboratory Corp. of America Holdings (a)	2,943	317,550
Mallinckrodt PLC (a)	4,036	399,685
McKesson Corp.	8,051	1,671,227
Medtronic Inc.	34,176	2,467,507
Merck & Co. Inc.	98,987	5,621,472
Mylan Inc. (a)	13,019	733,881
Patterson Companies Inc.	2,950	141,895
PerkinElmer Inc.	3,892	170,197
Perrigo Co. PLC	4,887	816,911
Pfizer Inc.	218,770	6,814,685
Quest Diagnostics Inc.	4,978	333,825
Regeneron Pharmaceuticals Inc. (a)	2,577	1,057,214
St. Jude Medical Inc.	9,926	645,488
Stryker Corp.	10,390	980,089
Tenet Healthcare Corp. (a)	3,385	171,518
Thermo Fisher Scientific Inc.	13,889	1,740,153
UnitedHealth Group Inc.	33,325	3,368,824
Universal Health Services Inc. Class B	3,173	353,028
Varian Medical Systems Inc. (a)	3,471	300,276
Vertex Pharmaceuticals Inc. (a)	8,351	992,099
Waters Corp. (a)	2,891	325,874
Zimmer Holdings Inc.	5,883	667,250
Zoetis Inc.	17,441	750,486

		90,040,838

Industrials (10.35%)
3M Co.	22,250	3,656,120
ADT Corp., The	5,991	217,051
Allegion PLC	3,299	182,963
AMETEK Inc.	8,575	451,302
Boeing Co., The	23,021	2,992,270
Caterpillar Inc.	21,020	1,923,961

See accompanying notes to financial statements.	45

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
CH Robinson Worldwide Inc.	5,061	$379,018
Cintas Corp.	3,400	266,696
CSX Corp.	34,534	1,251,167
Cummins Inc.	5,910	852,045
Danaher Corp.	21,226	1,819,280
Deere & Co.	12,444	1,100,921
Delta Air Lines Inc.	29,014	1,427,199
Dover Corp.	5,736	411,386
Dun & Bradstreet Corp.	1,247	150,837
Eaton Corp. PLC	16,442	1,117,398
Emerson Electric Co.	24,112	1,488,434
Equifax Inc.	4,186	338,522
Expeditors International of Washington Inc.	6,712	299,422
Fastenal Co.	9,427	448,348
FedEx Corp.	9,142	1,587,600
Flowserve Corp.	4,754	284,432
Fluor Corp.	5,382	326,311
General Dynamics Corp.	10,931	1,504,324
General Electric Co.	348,681	8,811,169
Honeywell International Inc.	27,180	2,715,826
Illinois Tool Works Inc.	12,488	1,182,614
Ingersoll-Rand PLC	9,244	585,977
Jacobs Engineering Group Inc. (a)	4,492	200,747
Joy Global Inc.	3,416	158,912
Kansas City Southern	3,813	465,300
L-3 Communications Holdings Inc.	2,956	373,077
Lockheed Martin Corp.	9,320	1,794,752
Masco Corp.	12,270	309,204
Nielsen N.V.	11,245	502,989
Norfolk Southern Corp.	10,744	1,177,650
Northrop Grumman Corp.	7,013	1,033,646
PACCAR Inc.	12,258	833,667
Pall Corp.	3,692	373,667
Parker Hannifin Corp.	5,142	663,061
Pentair PLC	6,485	430,734
Pitney Bowes Inc.	6,962	169,664
Precision Castparts Corp.	4,957	1,194,042
Quanta Services Inc. (a)	7,484	212,471
Raytheon Co.	10,686	1,155,905
Republic Services Inc.	8,761	352,630
Robert Half International Inc.	4,719	275,495
Rockwell Automation Inc.	4,714	524,197
Rockwell Collins Inc.	4,604	388,946
Roper Industries Inc.	3,486	545,036
Ryder System Inc.	1,855	172,237
Snap-on Inc.	2,001	273,617
Southwest Airlines Co.	23,546	996,467
Stanley Black & Decker Inc.	5,447	523,348
Stericycle Inc. (a)	2,931	384,195
Textron Inc.	9,523	401,014
Tyco International PLC	14,529	637,242
Union Pacific Corp.	30,871	3,677,662
United Parcel Service Inc. Class B	24,202	2,690,536
United Rentals Inc. (a)	3,465	353,465
United Technologies Corp.	29,438	3,385,370

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
W.W. Grainger Inc.	2,104	$536,289
Waste Management Inc.	14,786	758,818
Xylem Inc.	6,307	240,107

		65,938,752

Information Technology (19.55%)
Accenture PLC Class A	21,808	1,947,672
Adobe Systems Inc. (a)	16,450	1,195,919
Akamai Technologies Inc. (a)	6,158	387,708
Alliance Data Systems Corp. (a)	2,226	636,747
Altera Corp.	10,583	390,936
Amphenol Corp. Class A	10,742	578,027
Analog Devices Inc.	10,766	597,728
Apple Inc.	203,639	22,477,673
Applied Materials Inc.	42,307	1,054,290
Autodesk Inc. (a)	7,942	476,997
Automatic Data Processing Inc.	16,737	1,395,364
Avago Technologies Ltd.	8,780	883,180
Broadcom Corp. Class A	18,704	810,444
CA Inc.	11,168	340,066
Cisco Systems Inc.	177,550	4,938,553
Citrix Systems Inc. (a)	5,588	356,514
Cognizant Technology Solutions Corp. Class A (a)	21,141	1,113,285
Computer Sciences Corp.	4,877	307,495
Corning Inc.	44,607	1,022,839
eBay Inc. (a)	39,253	2,202,878
Electronic Arts Inc. (a)	10,801	507,809
EMC Corp.	70,653	2,101,220
F5 Networks Inc. (a)	2,561	334,121
Facebook Inc. Class A (a)	72,598	5,664,096
Fidelity National Information Services Inc.	9,854	612,919
First Solar Inc. (a)	2,550	113,717
Fiserv Inc. (a)	8,470	601,116
FLIR Systems Inc.	4,941	159,644
Google Inc. Class A (a)	9,897	5,251,942
Google Inc. Class C (a)	9,888	5,205,043
Harris Corp.	3,597	258,337
Hewlett-Packard Co.	64,798	2,600,344
Intel Corp.	167,880	6,092,365
International Business Machines Corp.	31,957	5,127,181
Intuit Inc.	9,913	913,879
Juniper Networks Inc.	13,365	298,307
KLA-Tencor Corp.	5,714	401,808
Lam Research Corp.	5,519	437,877
Linear Technology Corp.	8,329	379,802
MasterCard Inc. Class A	34,003	2,929,698
Microchip Technology Inc.	6,958	313,875
Micron Technology Inc. (a)	37,270	1,304,823
Microsoft Corp.	286,206	13,294,269
Motorola Solutions Inc.	7,355	493,373
NetApp Inc.	10,821	448,530
NVIDIA Corp.	17,855	357,993
Oracle Corp.	112,343	5,052,065

46	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Paychex Inc.	11,293	$521,398
QUALCOMM Inc.	57,728	4,290,922
Red Hat Inc. (a)	6,535	451,830
salesforce.com inc. (a)	20,374	1,208,382
SanDisk Corp.	7,661	750,625
Seagate Technology PLC	11,373	756,304
Symantec Corp.	23,860	612,128
TE Connectivity Ltd.	14,141	894,418
Teradata Corp. (a)	5,342	233,339
Texas Instruments Inc.	36,676	1,960,882
Total System Services Inc.	5,720	194,251
VeriSign Inc. (a)	3,783	215,631
Visa Inc. Class A	16,959	4,446,650
Western Digital Corp.	7,601	841,431
Western Union Co.	18,017	322,684
Xerox Corp.	37,340	517,532
Xilinx Inc.	9,231	399,610
Yahoo! Inc. (a)	30,590	1,545,101

		124,533,586

Materials (3.16%)
Air Products & Chemicals Inc.	6,678	963,166
Airgas Inc.	2,327	268,024
Alcoa Inc.	40,994	647,295
Allegheny Technologies Inc.	3,693	128,406
Avery Dennison Corp.	3,159	163,889
Ball Corp.	4,773	325,375
CF Industries Holdings Inc.	1,731	471,767
Dow Chemical Co., The	38,466	1,754,434
E.I. du Pont de Nemours & Co.	31,456	2,325,857
Eastman Chemical Co.	5,154	390,982
Ecolab Inc.	9,378	980,189
FMC Corp.	4,629	263,992
Freeport-McMoRan Inc.	36,136	844,137
International Flavors & Fragrances Inc.	2,796	283,403
International Paper Co.	14,755	790,573
LyondellBasell Industries NV Class A	14,428	1,145,439
Martin Marietta Materials Inc.	2,139	235,974
MeadWestvaco Corp.	5,792	257,107
Monsanto Co.	16,807	2,007,932
Mosaic Co., The	10,990	501,694
Newmont Mining Corp.	17,434	329,503
Nucor Corp.	11,121	545,485
Owens-Illinois Inc. (a)	5,643	152,305
PPG Industries Inc.	4,762	1,100,736
Praxair Inc.	10,130	1,312,443
Sealed Air Corp.	7,341	311,479
Sherwin-Williams Co., The	2,833	745,192
Sigma-Aldrich Corp.	4,148	569,396
Vulcan Materials Co.	4,548	298,940

		20,115,114

Telecommunication Services (2.27%)
AT&T Inc.	180,100	6,049,559
CenturyLink Inc.	19,833	784,990

	Shares	Value
Common Stocks (Cont.)
Telecommunication Services (Cont.)
Frontier Communications Corp.	34,647	$231,095
Level 3 Communications Inc. (a)	9,710	479,480
Verizon Communications Inc.	144,085	6,740,296
Windstream Holdings Inc.	20,860	171,886

		14,457,306

Utilities (3.22%)
AES Corp., The	22,960	316,159
AGL Resources Inc.	4,168	227,198
Ameren Corp.	8,386	386,846
American Electric Power Company Inc.	16,986	1,031,390
CenterPoint Energy Inc.	15,011	351,708
CMS Energy Corp.	9,531	331,202
Consolidated Edison Inc.	10,199	673,236
Dominion Resources Inc.	20,273	1,558,994
DTE Energy Co.	6,117	528,325
Duke Energy Corp.	24,557	2,051,492
Edison International	11,338	742,412
Entergy Corp.	6,266	548,150
Exelon Corp.	29,840	1,106,467
FirstEnergy Corp.	14,645	571,009
Integrys Energy Group Inc.	2,802	218,136
NextEra Energy Inc.	15,155	1,610,825
NiSource Inc.	10,991	466,238
Northeast Utilities	11,019	589,737
NRG Energy Inc.	11,672	314,560
Pepco Holdings Inc.	8,707	234,480
PG&E Corp.	16,494	878,141
Pinnacle West Capital Corp.	3,859	263,608
PPL Corp.	23,103	839,332
Public Service Enterprise Group Inc.	17,606	729,064
SCANA Corp.	4,948	298,859
Sempra Energy	8,034	894,666
Southern Co.	31,241	1,534,246
TECO Energy Inc.	8,249	169,022
Wisconsin Energy Corp.	7,795	411,108
Xcel Energy Inc.	17,611	632,587

		20,509,197

Total Common Stocks
(cost $434,007,618)		633,503,152

See accompanying notes to financial statements.	47

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Short-term Investments (0.46%)
State Street Institutional U.S. Government Money Market Fund (a)	2,946,876	$2,946,876

Total Short-term Investments
(cost $ 2,946,876)		2,946,876

TOTAL INVESTMENTS (99.90%)
(cost $ 436,954,494)		636,450,028
CASH (b) AND OTHER ASSETS, NET OF LIABILITIES (0.10%)		653,108

NET ASSETS (100.00%)		$637,103,136

(a)	Non-income producing security.

(b)	At December 31, 2014, cash in the amount of $184,000 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
S&P 500 Mini Index	36	March 2015	$3,669,611	$3,694,320	$ 24,709

48	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks (98.33%)
Consumer Discretionary (13.51%)
1-800-FLOWERS.COM Inc. (a)	4,167	$34,336
2U Inc. (a)	1,762	34,641
Aeropostale Inc. (a)	13,493	31,304
AH Belo Corp. Class A	3,103	32,204
AMC Entertainment Holdings Inc. Class A	3,616	94,667
American Axle & Manufacturing Holdings Inc. (a)	11,571	261,389
American Eagle Outfitters Inc.	33,202	460,844
American Public Education Inc. (a)	2,984	110,020
America’s Car-Mart Inc. (a)	1,325	70,728
Ann Inc. (a)	8,000	291,840
Arctic Cat Inc.	2,182	77,461
Asbury Automotive Group Inc. (a)	5,226	396,758
Ascent Capital Group LLC Class A (a)	2,381	126,026
Barnes & Noble Inc. (a)	7,034	163,329
Beazer Homes USA Inc. (a)	4,562	88,320
bebe stores inc.	5,533	12,117
Belmond Ltd. Class A (a)	16,591	205,231
Big 5 Sporting Goods Corp.	3,114	45,558
Biglari Holdings Inc. (a)	296	118,255
BJ’s Restaurants Inc. (a)	3,700	185,777
Black Diamond Inc. (a)	3,942	34,492
Bloomin’ Brands Inc. (a)	13,172	326,139
Blue Nile Inc. (a)	2,061	74,217
Bob Evans Farms Inc.	4,204	215,161
Bon-Ton Stores Inc., The	2,592	19,207
Boot Barn Holdings Inc (a)	951	17,308
Boyd Gaming Corp. (a)	13,243	169,246
Bravo Brio Restaurant Group Inc. (a)	3,371	46,891
Bridgepoint Education Inc. (a)	2,834	32,081
Bright Horizons Family Solutions Inc. (a)	5,215	245,157
Brown Shoe Company Inc.	7,447	239,421
Brunswick Corp.	15,792	809,498
Buckle Inc., The	4,809	252,569
Buffalo Wild Wings Inc. (a)	3,224	581,545
Build-A-Bear Workshop Inc. (a)	2,103	42,270
Burlington Stores Inc. (a)	4,872	230,251
Caesars Acquisition Co. Class A (a)	7,842	80,851
Caesars Entertainment Corp. (a)	8,792	137,946
Callaway Golf Co.	13,194	101,594
Capella Education Co.	1,874	144,223
Career Education Corp. (a)	11,253	78,321
Carmike Cinemas Inc. (a)	4,108	107,917
Carriage Services Inc.	2,822	59,121
Carrols Restaurant Group Inc. (a)	5,896	44,986
Cato Corp. Class A	4,654	196,306
Cavco Industries Inc. (a)	1,528	121,125
Central European Media Enterprises Ltd. Class A (a)	11,670	37,461
Century Communities Inc. (a)	634	10,956
Cheesecake Factory Inc., The	8,534	429,346
Chegg Inc. (a)	12,425	85,857
Children’s Place Inc., The	3,753	213,921
Christopher & Banks Corp. (a)	6,247	35,670
Churchill Downs Inc.	2,276	216,903

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Chuy’s Holdings Inc. (a)	2,824	$55,548
Cinedigm Corp. Class A (a)	13,109	21,237
Citi Trends Inc. (a)	2,638	66,610
ClubCorp Holdings Inc.	3,697	66,287
Collectors Universe Inc.	1,147	23,926
Columbia Sportswear Co.	4,651	207,156
Conn’s Inc. (a)	4,774	89,226
Container Store Group Inc., The (a)	2,983	57,065
Cooper Tire & Rubber Co.	9,924	343,867
Cooper-Standard Holding Inc. (a)	2,328	134,745
Core-Mark Holding Company Inc.	3,912	242,270
Coupons.com Inc. (a)	2,092	37,133
Cracker Barrel Old Country Store Inc.	3,246	456,907
Crocs Inc. (a)	14,055	175,547
Crown Media Holdings Inc. (a)	5,829	20,635
CSS Industries Inc.	1,640	45,330
Culp Inc.	1,496	32,433
Cumulus Media Inc. Class A (a)	24,441	103,385
Daily Journal Corp. (a)	186	48,920
Dana Holding Corp.	28,863	627,482
Dave & Buster’s Entertainment Inc. (a)	1,111	30,330
Del Frisco’s Restaurant Group Inc. (a)	4,078	96,812
Denny’s Corp. (a)	14,941	154,042
Destination Maternity Corp.	2,374	37,865
Destination XL Group Inc. (a)	5,859	31,990
Dex Media Inc. (a)	2,626	23,555
Diamond Resorts International Inc. (a)	6,043	168,600
DineEquity Inc.	2,843	294,649
Dixie Group Inc., The (a)	2,535	23,246
Dorman Products Inc. (a)	4,599	221,994
Drew Industries Inc.	4,024	205,506
E.W. Scripps Co. Class A, The (a)	5,337	119,282
El Pollo Loco Holdings Inc. (a)	1,407	28,098
Empire Resorts Inc. (a)	2,514	19,509
Entercom Communications Corp. Class A (a)	4,280	52,045
Entravision Communications Corp. Class A	9,915	64,249
Eros International PLC (a)	3,833	81,106
Escalade Inc.	1,657	25,004
Ethan Allen Interiors Inc.	4,292	132,923
EVINE Live Inc. (a)	7,354	48,463
Express Inc. (a)	14,361	210,963
Famous Dave’s of America Inc. (a)	792	20,806
Federal-Mogul Holdings Corp. (a)	4,961	79,822
Fiesta Restaurant Group Inc. (a)	4,564	277,491
Finish Line Inc. Class A, The	8,243	200,387
Five Below Inc. (a)	9,269	378,453
Flexsteel Industries Inc.	789	25,445
Fox Factory Holding Corp. (a)	1,907	30,951
Francesca’s Holdings Corp. (a)	7,214	120,474
Fred’s Inc. Class A	6,276	109,265
FTD Companies Inc. (a)	3,269	113,827
Fuel Systems Solutions Inc. (a)	2,435	26,639
Gaiam Inc. Class A (a)	2,473	17,632
Genesco Inc. (a)	4,087	313,146

See accompanying notes to financial statements.	49

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Gentherm Inc. (a)	6,042	$221,258
G-III Apparel Group Ltd. (a)	3,269	330,202
Global Eagle Entertainment Inc. (a)	6,789	92,398
Global Sources Ltd. (a)	2,739	17,420
Grand Canyon Education Inc. (a)	7,968	371,787
Gray Television Inc. (a)	8,452	94,662
Group 1 Automotive Inc.	4,132	370,310
Guess? Inc.	10,545	222,289
Habit Restaurants Inc., The Class A (a)	957	30,959
Harte-Hanks Inc.	8,698	67,323
Haverty Furniture Companies Inc.	3,456	76,067
Helen of Troy Ltd. (a)	4,868	316,712
Hemisphere Media Group Inc. (a)	1,392	18,778
hhgregg Inc. (a)	2,100	15,897
Hibbett Sports Inc. (a)	4,414	213,770
Houghton Mifflin Harcourt Co. (a)	18,576	384,709
Hovnanian Enterprises Inc. Class A (a)	19,950	82,394
HSN Inc.	5,658	430,008
Iconix Brand Group Inc. (a)	8,197	276,977
Ignite Restaurant Group Inc. (a)	1,275	10,034
Installed Building Products Inc. (a)	1,505	26,819
International Speedway Corp. Class A	4,717	149,293
Interval Leisure Group Inc.	6,801	142,073
Intrawest Resorts Holdings Inc. (a)	2,261	26,996
iRobot Corp. (a)	5,058	175,614
Isle of Capri Casinos Inc. (a)	3,644	30,500
ITT Educational Services Inc. (a)	3,948	37,940
Jack in the Box Inc.	6,840	546,926
JAKKS Pacific Inc. (a)	3,289	22,365
Jamba Inc. (a)	2,948	44,485
Johnson Outdoors Inc. Class A	858	26,770
Journal Communications Inc. Class A (a)	7,737	88,434
K12 Inc. (a)	5,951	70,638
KB Home	14,363	237,708
Kirkland’s Inc. (a)	2,545	60,164
Krispy Kreme Doughnuts Inc. (a)	11,125	219,608
La Quinta Holdings Inc. (a)	7,564	166,862
Lands’ End Inc. (a)	2,803	151,250
La-Z-Boy Inc.	8,924	239,520
Leapfrog Enterprises Inc. (a)	11,308	53,374
Lee Enterprises Inc. Class A (a)	9,227	33,955
LGI Homes Inc. (a)	2,541	37,912
Libbey Inc. (a)	3,666	115,259
Liberty Tax Inc. (a)	630	22,516
Life Time Fitness Inc. (a)	6,980	395,208
LifeLock Inc. (a)	13,722	253,994
Lifetime Brands Inc.	1,738	29,894
Lithia Motors Inc. Class A	3,891	337,311
Loral Space & Communications Inc. (a)	2,244	176,625
Lumber Liquidators Holdings Inc. (a)	4,693	311,193
M.D.C. Holdings Inc.	6,677	176,740
M/I Homes Inc. (a)	4,244	97,442
Malibu Boats Inc. Class A (a)	1,376	26,516
Marcus Corp., The	3,045	56,363
Marine Products Corp.	1,947	16,433

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
MarineMax Inc. (a)	4,225	$84,711
Marriott Vacations Worldwide Corp.	4,548	339,008
Martha Stewart Living Omnimedia Inc. Class A (a)	5,100	21,981
Mattress Firm Holding Corp. (a)	2,531	147,000
McClatchy Co. Class A, The (a)	10,428	34,621
MDC Partners Inc. Class A	7,276	165,311
Media General Inc. (a)	9,285	155,338
Men’s Wearhouse Inc., The	8,189	361,544
Meredith Corp.	6,136	333,308
Meritage Homes Corp. (a)	6,741	242,609
Modine Manufacturing Co. (a)	8,110	110,296
Monarch Casino & Resort Inc. (a)	1,657	27,490
Monro Muffler Brake Inc.	5,394	311,773
Morgans Hotel Group Co. (a)	4,923	38,596
Motorcar Parts of America Inc. (a)	3,022	93,954
Movado Group Inc.	3,139	89,053
NACCO Industries Inc. Class A	768	45,588
Nathan’s Famous Inc. (a)	530	42,400
National CineMedia Inc.	10,461	150,325
Nautilus Inc. (a)	5,224	79,300
New Home Company Inc., The (a)	1,548	22,415
New Media Investment Group Inc.	6,227	147,144
New York & Co. Inc. (a)	5,408	14,277
New York Times Co. Class A, The	23,610	312,124
Nexstar Broadcasting Group Inc. Class A	5,221	270,396
Noodles & Company (a)	1,864	49,116
NutriSystem Inc.	4,909	95,971
Office Depot Inc. (a)	91,089	781,088
Orbitz Worldwide Inc. (a)	8,937	73,552
Outerwall Inc. (a)	3,241	243,788
Overstock.com Inc. (a)	2,014	48,880
Oxford Industries Inc.	2,485	137,197
Pacific Sunwear of California Inc. (a)	8,530	18,595
Papa John’s International Inc.	5,225	291,555
Papa Murphy’s Holdings Inc. (a)	971	11,283
Penn National Gaming Inc. (a)	13,380	183,707
Pep Boys-Manny, Moe & Jack, The (a)	9,051	88,881
Perry Ellis International Inc. (a)	2,020	52,379
PetMed Express Inc.	3,417	49,102
Pier 1 Imports Inc.	16,175	249,095
Pinnacle Entertainment Inc. (a)	10,170	226,282
Pool Corp.	7,693	488,044
Popeyes Louisiana Kitchen Inc. (a)	4,034	226,993
Potbelly Corp. (a)	2,576	33,153
Quiksilver Inc. (a)	22,743	50,262
Radio One Inc. Class D (a)	3,920	6,546
ReachLocal Inc. (a)	2,259	7,771
Reading International Inc. Class A (a)	2,951	39,130
Red Robin Gourmet Burgers Inc. (a)	2,453	188,820
Regis Corp. (a)	7,452	124,896
Remy International Inc.	5,249	109,809
Rent-A-Center Inc.	9,003	326,989
Rentrak Corp. (a)	1,699	123,721
Restoration Hardware Holdings Inc. (a)	5,326	511,349

50	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
RetailMeNot Inc. (a)	5,349	$78,202
Ruby Tuesday Inc. (a)	10,300	70,452
Ruth’s Hospitality Group Inc.	6,045	90,675
Ryland Group Inc., The	8,041	310,061
Saga Communications Inc. Class A	599	26,045
Salem Communications Corp. Class A	1,922	15,030
Scholastic Corp.	4,486	163,380
Scientific Games Corp. Class A (a)	8,608	109,580
Sears Hometown and Outlet Stores Inc. (a)	1,981	26,050
Select Comfort Corp. (a)	9,259	250,271
Sequential Brands Group Inc. (a)	2,900	37,903
SFX Entertainment Inc. (a)	7,624	34,537
Shiloh Industries Inc. (a)	1,414	22,242
Shoe Carnival Inc.	2,604	66,897
Shutterfly Inc. (a)	6,559	273,478
Sinclair Broadcast Group Inc. Class A	11,713	320,468
Sizmek Inc. (a)	3,915	24,508
Skechers U.S.A. Inc. Class A (a)	6,674	368,738
Skullcandy Inc. (a)	3,431	31,531
Smith & Wesson Holding Corp. (a)	9,386	88,885
Sonic Automotive Inc.	6,784	183,439
Sonic Corp.	9,288	252,912
Sotheby’s	10,404	449,245
Spartan Motors Inc.	5,700	29,982
Speedway Motorsports Inc.	1,878	41,072
Sportsman’s Warehouse Holdings Inc. (a)	1,643	12,027
Stage Stores Inc.	5,396	111,697
Standard Motor Products Inc.	3,394	129,379
Standard Pacific Corp. (a)	24,967	182,009
Stein Mart Inc.	4,758	69,562
Steiner Leisure Ltd. (a)	2,323	107,346
Steven Madden Ltd. (a)	9,939	316,358
Stoneridge Inc. (a)	4,780	61,471
Strattec Security Corp.	582	48,062
Strayer Education Inc. (a)	1,843	136,898
Sturm, Ruger & Company Inc.	3,332	115,387
Superior Industries International Inc.	3,978	78,725
Systemax Inc. (a)	1,932	26,082
Tenneco Inc. (a)	10,392	588,291
Texas Roadhouse Inc. Class A	11,890	401,406
Tile Shop Holdings Inc., The (a)	4,837	42,953
Tilly’s Inc. Class A (a)	1,793	17,374
Time Inc.	18,775	462,053
Tower International Inc. (a)	3,560	90,958
Townsquare Media Inc. (a)	1,519	20,051
Travelport Worldwide Ltd.	5,094	91,692
Tri Pointe Homes Inc. (a)	25,091	382,638
Tuesday Morning Corp. (a)	7,385	160,254
Tumi Holdings Inc. (a)	8,682	206,024
Turtle Beach Corp. (a)	1,175	3,748
UCP Inc. Class A (a)	1,372	14,406
Unifi Inc. (a)	2,535	75,366
Universal Electronics Inc. (a)	2,702	175,711
Universal Technical Institute Inc.	3,792	37,313

	Shares	Value
Common Stocks (Cont.)
Consumer Discretionary (Cont.)
Vail Resorts Inc.	6,167	$561,999
Vera Bradley Inc. (a)	3,756	76,547
Vince Holding Corp. (a)	1,880	49,143
Vitamin Shoppe Inc. (a)	5,261	255,579
VOXX International Corp. (a)	3,356	29,399
Wayfair Inc. Class A (a)	2,101	41,705
WCI Communities Inc. (a)	2,087	40,863
Weight Watchers International Inc. (a)	4,728	117,444
West Marine Inc. (a)	2,951	38,127
Weyco Group Inc.	1,071	31,777
William Lyon Homes Class A (a)	3,098	62,796
Winmark Corp.	405	35,203
Winnebago Industries Inc.	4,650	101,184
Wolverine World Wide Inc.	17,302	509,890
World Wrestling Entertainment Inc.	5,085	62,749
Zoe’s Kitchen Inc. (a)	998	29,850
Zumiez Inc. (a)	3,543	136,866

		41,358,155

Consumer Staples (3.28%)
22nd Century Group Inc. (a)	7,094	11,705
Alico Inc.	494	24,717
Alliance One International Inc. (a)	15,250	24,095
Andersons Inc., The	4,789	254,487
B&G Foods Inc. Class A	9,166	274,063
Boston Beer Co. Inc. (a)	1,423	412,015
Boulder Brands Inc. (a)	10,387	114,880
Calavo Growers Inc.	2,437	115,270
Cal-Maine Foods Inc.	5,271	205,727
Casey’s General Stores Inc.	6,568	593,222
Central Garden & Pet Co. (a)	7,415	70,813
Chefs’ Warehouse Inc., The (a)	3,105	71,539
Chiquita Brands International Inc. (a)	8,047	116,360
Coca-Cola Bottling Co. Consolidated	800	70,424
Craft Brew Alliance Inc. (a)	1,922	25,639
Darling Ingredients Inc. (a)	28,127	510,786
Dean Foods Co.	15,965	309,402
Diamond Foods Inc. (a)	3,746	105,750
Diplomat Pharmacy Inc. (a)	2,603	71,244
Elizabeth Arden Inc. (a)	4,383	93,752
Fairway Group Holdings Corp. (a)	3,221	10,146
Farmer Brothers Co. (a)	1,256	36,989
Female Health Co., The	4,030	15,798
Fresh Del Monte Produce Inc.	6,141	206,031
Fresh Market Inc., The (a)	7,319	301,543
Freshpet Inc. (a)	2,017	34,410
Harbinger Group Inc. (a)	14,238	201,610
IGI Laboratories Inc. (a)	5,509	48,479
Ingles Markets Inc.	2,257	83,712
Inter Parfums Inc.	2,842	78,013
Inventure Foods Inc. (a)	2,684	34,194
J&J Snack Foods Corp.	2,543	276,602
John B. Sanfilippo & Son Inc.	1,402	63,791
Lancaster Colony Corp.	3,145	294,498
Liberator Medical Holdings Inc.	5,354	15,527
Lifeway Foods Inc. (a)	853	15,806

See accompanying notes to financial statements.	51

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Consumer Staples (Cont.)
Limoneira Co.	1,908	$47,662
Medifast Inc. (a)	2,089	70,086
National Beverage Corp. (a)	1,845	41,734
Natural Grocers by Vitamin Cottage Inc. (a)	1,513	42,621
Nature’s Sunshine Products Inc.	1,901	28,173
Nutraceutical International Corp. (a)	1,527	32,922
Oil-Dri Corporation of America	848	27,670
Omega Protein Corp. (a)	3,637	38,443
Orchids Paper Products Co.	1,449	42,180
Pantry Inc., The (a)	4,001	148,277
Post Holdings Inc. (a)	7,511	314,636
PriceSmart Inc.	3,184	290,444
Revlon Inc. Class A (a)	1,975	67,466
Roundy’s Inc.	6,714	32,496
Sanderson Farms Inc.	3,943	331,311
Seaboard Corp. (a)	49	205,700
Seneca Foods Corp. Class A (a)	1,374	37,139
Smart & Final Stores Inc. (a)	2,209	34,748
Snyder’s-Lance Inc.	8,094	247,272
SpartanNash Co.	6,446	168,498
SUPERVALU Inc. (a)	34,587	335,494
Synutra International Inc. (a)	3,147	19,134
Tootsie Roll Industries Inc.	3,202	98,141
TreeHouse Foods Inc. (a)	7,180	614,105
United Natural Foods Inc. (a)	8,472	655,097
Universal Corp.	3,982	175,128
USANA Health Sciences Inc. (a)	978	100,333
Vector Group Ltd.	12,842	273,663
Village Super Market Inc. Class A	1,134	31,038
WD-40 Co.	2,553	217,209
Weis Markets Inc.	1,860	88,945

		10,050,804

Energy (3.42%)
Abraxas Petroleum Corp. (a)	15,755	46,320
Adams Resources & Energy Inc.	372	18,581
Alon USA Energy Inc.	4,504	57,066
Alpha Natural Resources Inc. (a)	37,229	62,172
American Eagle Energy Corp. (a)	5,212	3,245
Amyris Inc. (a)	4,955	10,207
Apco Oil and Gas International Inc. (a)	1,526	21,410
Approach Resources Inc. (a)	6,820	43,580
Arch Coal Inc.	35,771	63,672
Ardmore Shipping Corp.	3,058	36,604
Aspen Aerogels Inc. (a)	811	6,472
Basic Energy Services Inc. (a)	5,523	38,716
Bill Barrett Corp. (a)	8,533	97,191
Bonanza Creek Energy Inc. (a)	5,640	135,360
BPZ Resources Inc. (a)	20,498	5,924
Bristow Group Inc.	6,041	397,437
C&J Energy Services Inc. (a)	7,957	105,112
Callon Petroleum Co. (a)	9,352	50,968
CARBO Ceramics Inc.	3,357	134,448
Carrizo Oil & Gas Inc. (a)	7,725	321,360
CHC Group Ltd. (a)	5,619	18,093

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Clayton Williams Energy Inc. (a)	1,007	$64,247
Clean Energy Fuels Corp. (a)	12,193	60,904
Cloud Peak Energy Inc. (a)	10,397	95,444
Comstock Resources Inc.	8,223	55,999
Contango Oil & Gas Co. (a)	2,930	85,673
Dawson Geophysical Co.	1,412	17,269
Delek US Holdings Inc.	10,090	275,255
DHT Holdings Inc.	15,675	114,584
Diamondback Energy Inc. (a)	7,122	425,753
Dorian LPG Ltd. (a)	1,272	17,668
Eclipse Resources Corp. (a)	5,140	36,134
Emerald Oil Inc. (a)	9,916	11,899
Energy XXI Ltd.	16,209	52,841
Era Group Inc. (a)	3,532	74,702
Evolution Petroleum Corp.	3,345	24,853
EXCO Resources Inc.	26,481	57,464
Exterran Holdings Inc.	9,957	324,399
FMSA Holdings Inc. (a)	4,089	28,296
Forum Energy Technologies Inc. (a)	10,219	211,840
Frontline Ltd. (a)	11,483	28,822
FX Energy Inc. (a)	9,323	14,451
GasLog Ltd.	7,246	147,456
Gastar Exploration Inc. (a)	11,913	28,710
Geospace Technologies Corp. (a)	2,279	60,394
Glori Energy Inc. (a)	2,059	8,607
Goodrich Petroleum Corp. (a)	6,051	26,866
Green Plains Inc.	6,422	159,137
Gulf Island Fabrication Inc.	2,375	46,051
GulfMark Offshore Inc. Class A	4,542	110,916
Halcon Resources Corp. (a)	44,533	79,269
Hallador Energy Co.	1,546	17,021
Harvest Natural Resources Inc. (a)	7,169	12,976
Helix Energy Solutions Group Inc. (a)	17,953	389,580
Hercules Offshore Inc. (a)	28,005	28,005
Hornbeck Offshore Services Inc. (a)	6,241	155,838
Independence Contract Drilling Inc. (a)	1,577	8,232
ION Geophysical Corp. (a)	22,580	62,095
Isramco Inc. (a)	160	22,080
Jones Energy Inc. Class A (a)	1,827	20,846
Key Energy Services Inc. (a)	22,874	38,200
Magnum Hunter Resources Corp. (a)	34,120	107,137
Magnum Hunter Resources Corp. Warrants (a) (b)	3,193	0
Matador Resources Co. (a)	12,446	251,783
Matrix Service Co. (a)	4,498	100,395
McDermott International Inc. (a)	40,818	118,780
Midstates Petroleum Company Inc. (a)	6,438	9,721
Miller Energy Resources Inc. (a)	5,236	6,545
Mitcham Industries Inc. (a)	2,198	13,034
Natural Gas Services Group (a)	2,128	49,029
Navios Maritime Acquisition Corp.	13,865	50,330
Newpark Resources Inc. (a)	14,553	138,836
Nordic American Offshore Ltd.	3,037	37,294
Nordic American Tankers Ltd.	15,271	153,779
North Atlantic Drilling Ltd.	12,460	20,310
Northern Oil and Gas Inc. (a)	10,526	59,472

52	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Energy (Cont.)
Nuverra Environmental Solutions Inc. (a)	2,625	$14,569
Pacific Ethanol Inc. (a)	4,125	42,611
Panhandle Oil & Gas Inc.	2,382	55,453
Parker Drilling Co. (a)	20,789	63,822
Parsley Energy Inc. Class A (a)	9,177	146,465
PDC Energy Inc. (a)	6,074	250,674
Penn Virginia Corp. (a)	11,236	75,056
Petroquest Energy Inc. (a)	10,125	37,868
PHI Inc. (a)	2,137	79,924
Pioneer Energy Services Corp. (a)	10,798	59,821
Profire Energy Inc. (a)	2,634	6,006
Quicksilver Resources Inc. (a)	22,338	4,427
Renewable Energy Group Inc. (a)	5,940	57,677
Resolute Energy Corp. (a)	13,479	17,792
REX American Resources Corp. (a)	1,089	67,485
Rex Energy Corp. (a)	8,336	42,514
RigNet Inc. (a)	2,020	82,881
Ring Energy Inc. (a)	3,424	35,952
Rosetta Resources Inc. (a)	10,419	232,448
RSP Permian Inc. (a)	3,999	100,535
Sanchez Energy Corp. (a)	8,735	81,148
Scorpio Tankers Inc.	27,875	242,234
SEACOR Holdings Inc. (a)	3,158	233,092
SemGroup Corp. Class A	7,252	495,964
Ship Finance International Ltd.	10,118	142,866
Solazyme Inc. (a)	13,178	33,999
Stone Energy Corp. (a)	9,651	162,909
Swift Energy Co. (a)	7,648	30,974
Synergy Resources Corp. (a)	11,402	142,981
Teekay Tankers Ltd. Class A	10,560	53,434
Tesco Corp.	5,990	76,792
TETRA Technologies Inc. (a)	13,557	90,561
TransAtlantic Petroleum Ltd. (a)	3,831	20,649
Triangle Petroleum Corp. (a)	11,378	54,387
US Silica Holdings Inc.	9,159	235,295
VAALCO Energy Inc. (a)	8,735	39,832
Vantage Drilling Co. (a)	36,185	17,687
Vertex Energy Inc. (a)	2,031	8,510
W&T Offshore Inc.	6,085	44,664
Warren Resources Inc. (a)	12,796	20,602
Western Refining Inc.	9,069	342,627
Westmoreland Coal Co. (a)	2,542	84,420
Willbros Group Inc. (a)	6,989	43,821

		10,464,587

Financials (23.82%)
1st Source Corp.	2,552	87,559
Acadia Realty Trust	10,968	351,305
AG Mortgage Investment Trust Inc.	4,934	91,621
Agree Realty Corp.	2,922	90,845
Alexander & Baldwin Inc.	8,329	326,997
Alexander’s Inc.	364	159,134
Altisource Asset Management Corp. (a)	243	75,359
Altisource Portfolio Solutions SA (a)	2,287	77,278
Altisource Residential Corp.	9,763	189,402

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Ambac Financial Group Inc. (a)	7,737	$189,556
American Assets Trust Inc.	6,068	241,567
American Capital Mortgage Investment Corp.	8,735	164,567
American Equity Investment Life Holding Co.	12,698	370,655
American National Bankshares Inc.	1,377	34,163
American Realty Capital Healthcare Trust	28,959	344,612
American Residential Properties Inc. (a)	5,491	96,477
Ameris Bancorp	4,318	110,714
Amerisafe Inc.	3,201	135,594
Ames National Corp.	1,401	36,342
Amreit Inc. Class B	3,387	89,891
AmTrust Financial Services Inc.	5,133	288,731
Anchor BanCorp Wisconsin Inc. (a)	1,025	35,301
Anworth Mortgage Asset Corp.	19,556	102,669
Apollo Commercial Real Estate Finance Inc.	7,872	128,786
Apollo Residential Mortgage Inc.	5,493	86,625
Ares Commercial Real Estate Corp.	4,889	56,126
Argo Group International Holdings Ltd.	4,434	245,954
Arlington Asset Investment Corp. Class A	3,748	99,734
Armada Hoffler Properties Inc.	4,237	40,209
Armour Residential REIT Inc.	61,081	224,778
Arrow Financial Corp.	1,863	51,214
Ashford Hospitality Prime Inc.	3,151	54,071
Ashford Hospitality Trust Inc.	11,869	124,387
Ashford Inc. (a)	138	12,972
Associated Estates Realty Corp.	9,873	229,152
Astoria Financial Corp.	14,763	197,234
Atlas Financial Holdings Inc. (a)	2,001	32,656
AV Homes Inc. (a)	1,911	27,843
Aviv REIT Inc.	3,384	116,680
Baldwin & Lyons Inc.	1,564	40,320
Banc of California Inc.	5,477	62,821
BancFirst Corp.	1,206	76,448
Banco Latinoamericano de Comercio Exterior SA	5,067	152,517
Bancorp Inc., The (a)	5,788	63,031
BancorpSouth Inc.	16,395	369,051
Bank Mutual Corp.	7,966	54,647
Bank of Kentucky Financial Corp., The	1,091	52,663
Bank of Marin Bancorp	1,022	53,747
Bank of the Ozarks Inc.	13,584	515,105
BankFinancial Corp.	3,194	37,881
Banner Corp.	3,339	143,644
BBCN Bancorp Inc.	13,661	196,445
BBX Capital Corp. Class A (a)	1,350	22,208
Beneficial Mutual Bancorp Inc. (a)	4,981	61,117
Berkshire Hills Bancorp Inc.	4,303	114,718
BGC Partners Inc. Class A	29,610	270,932
Blue Hills Bancorp Inc. (a)	4,803	65,225
BNC Bancorp	3,427	58,979

See accompanying notes to financial statements.	53

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
BofI Holding Inc. (a)	2,439	$189,779
Boston Private Financial Holdings Inc.	13,612	183,354
Bridge Bancorp Inc.	1,985	53,099
Bridge Capital Holdings (a)	1,736	38,852
Brookline Bancorp Inc.	12,156	121,925
Bryn Mawr Bank Corp.	2,341	73,273
C1 Financial Inc. (a)	546	9,986
Calamos Asset Management Inc. Class A	2,906	38,708
Camden National Corp.	1,310	52,190
Campus Crest Communities Inc.	10,959	80,110
Capital Bank Financial Corp. Class A (a)	3,892	104,306
Capital City Bank Group Inc.	1,774	27,568
Capitol Federal Financial Inc.	24,371	311,461
Capstead Mortgage Corp.	16,442	201,908
Cardinal Financial Corp.	5,499	109,045
CareTrust REIT Inc.	3,507	43,241
Cascade Bancorp (a)	5,247	27,232
Cash America International Inc.	4,842	109,526
CatchMark Timber Trust Inc. Class A	3,150	35,658
Cathay General Bancorp	13,571	347,282
Cedar Realty Trust Inc.	13,514	99,193
Centerstate Banks Inc.	6,092	72,556
Central Pacific Financial Corp.	2,856	61,404
Century Bancorp Inc. Class A	624	24,997
Chambers Street Properties	40,573	327,018
Charter Financial Corp.	2,845	32,575
Chatham Lodging Trust	5,775	167,302
Chemical Financial Corp.	5,556	170,236
Chesapeake Lodging Trust	9,386	349,253
CIFC Corp.	843	6,972
Citizens & Northern Corp.	2,103	43,469
Citizens Inc. (a)	7,759	58,968
City Holding Co.	2,695	125,398
Clifton Bancorp Inc.	4,406	59,878
CNB Financial Corp.	2,471	45,714
CNO Financial Group Inc.	35,006	602,803
CoBiz Financial Inc.	6,086	79,909
Cohen & Steers Inc.	3,284	138,191
Colony Financial Inc.	18,421	438,788
Columbia Banking System Inc.	9,713	268,176
Community Bank System Inc.	6,963	265,499
Community Trust Bancorp Inc.	2,702	98,920
CommunityOne Bancorp (a)	1,876	21,480
ConnectOne Bancorp Inc.	3,828	72,732
Consolidated-Tomoka Land Co.	725	40,455
Consumer Portfolio Services Inc. (a)	3,593	26,444
CorEnergy Infrastructure Trust Inc.	7,660	49,637
Coresite Realty Corp.	3,671	143,353
Cousins Properties Inc.	37,754	431,151
Cowen Group Inc. Class A (a)	19,950	95,760
Crawford & Co. Class B	4,798	49,323
Credit Acceptance Corp. (a)	1,098	149,778
CU Bancorp (a)	1,723	37,372
CubeSmart	27,576	608,602
Customers Bancorp Inc. (a)	4,417	85,955

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
CVB Financial Corp.	18,031	$288,857
CyrusOne Inc.	5,647	155,575
CYS Investments Inc.	27,640	241,021
DCT Industrial Trust Inc.	14,155	504,767
Diamond Hill Investment Group	479	66,121
DiamondRock Hospitality Co.	33,482	497,877
Dime Community Bancshares	5,714	93,024
Donegal Group Inc.	1,325	21,174
DuPont Fabros Technology Inc.	10,952	364,044
Dynex Capital Inc.	9,546	78,754
Eagle Bancorp Inc. (a)	4,453	158,171
EastGroup Properties Inc.	5,393	341,485
Education Realty Trust Inc.	6,727	246,141
eHealth Inc. (a)	3,027	75,433
EMC Insurance Group Inc.	860	30,496
Empire State Realty Trust Inc. Class A	15,791	277,606
Employers Holdings Inc.	5,431	127,683
Encore Capital Group Inc. (a)	4,419	196,204
Enova International Inc. (a)	4,430	98,612
Enstar Group Ltd. (a)	1,472	225,054
Enterprise Bancorp Inc.	1,316	33,229
Enterprise Financial Services Corp.	3,382	66,727
EPR Properties	9,769	562,987
Equity One Inc.	10,547	267,472
ESB Financial Corp.	2,152	40,759
Essent Group Ltd. (a)	7,566	194,522
EverBank Financial Corp.	15,538	296,154
Evercore Partners Inc. Class A	5,658	296,309
Excel Trust Inc.	10,196	136,524
EZCORP Inc. Class A (a)	8,723	102,495
F.N.B. Corp.	29,588	394,112
FBL Financial Group Inc. Class A	1,655	96,040
FBR & Co. (a)	1,375	33,811
FCB Financial Holdings Inc. Class A (a)	1,370	33,757
Federal Agricultural Mortgage Corp. Class C	1,813	55,006
Federated National Holding Co.	2,311	55,834
FelCor Lodging Trust Inc.	21,201	229,395
Fidelity & Guaranty Life	1,880	45,628
Fidelity Southern Corp.	2,817	45,382
Fifth Street Asset Management Inc. (a)	945	13,183
Financial Engines Inc.	8,763	320,288
Financial Institutions Inc.	2,360	59,354
First American Financial Corp.	18,191	616,675
First Bancorp (North Carolina)	3,420	63,167
First BanCorp (Puerto Rico) (a)	17,931	105,255
First Bancorp Inc.	1,619	29,288
First Busey Corp.	12,384	80,620
First Business Financial Services Inc.	658	31,525
First Cash Financial Services Inc. (a)	4,933	274,620
First Citizens BancShares Inc. Class A	1,290	326,099
First Commonwealth Financial Corp.	16,218	149,530
First Community Bancshares Inc.	2,766	45,556
First Connecticut Bancorp Inc.	2,695	43,982
First Defiance Financial Corp.	1,634	55,654
First Financial Bancorp	9,917	184,357

54	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
First Financial Bankshares Inc.	10,930	$326,588
First Financial Corp. Indiana	1,982	70,599
First Financial Northwest Inc.	2,116	25,477
First Industrial Realty Trust Inc.	18,811	386,754
First Interstate BancSystem Inc.	3,055	84,990
First Merchants Corp.	6,135	139,571
First Midwest Bancorp Inc.	12,806	219,111
First NBC Bank Holding Co. (a)	2,561	90,147
First of Long Island Corp., The	2,130	60,428
First Potomac Realty Trust	10,198	126,047
FirstMerit Corp.	28,191	532,528
Flagstar Bancorp Inc. (a)	3,387	53,278
Flushing Financial Corp.	5,158	104,553
Forestar Group Inc. (a)	5,938	91,445
Fox Chase Bancorp	2,012	33,540
Franklin Financial Corp. (a)	1,673	35,434
Franklin Street Properties Corp.	15,483	189,976
FXCM Inc. Class A	7,885	130,654
Gain Capital Holdings Inc.	3,933	35,476
GAMCO Investors Inc.	1,106	98,368
Geo Group Inc., The	12,388	499,980
German American Bancorp Inc.	2,316	70,684
Getty Realty Corp.	4,516	82,236
GFI Group Inc.	13,072	71,242
Glacier Bancorp Inc.	12,692	352,457
Gladstone Commercial Corp.	2,942	50,514
Glimcher Realty Trust	24,815	340,958
Global Indemnity PLC (a)	1,355	38,441
Government Properties Income Trust	11,635	267,721
Gramercy Property Trust Inc.	31,614	218,137
Great Southern Bancorp Inc.	1,798	71,327
Great Western Bancorp Inc. (a)	3,077	70,125
Green Bancorp Inc. (a)	631	7,597
Green Dot Corp. Class A (a)	5,297	108,536
Greenhill & Co. Inc.	4,831	210,632
Greenlight Capital Re Ltd. Class A (a)	4,879	159,299
Guaranty Bancorp	2,476	35,753
Hallmark Financial Services Inc. (a)	2,453	29,657
Hampton Roads Bankshares Inc. (a)	5,921	9,947
Hancock Holding Co.	14,019	430,383
Hanmi Financial Corp.	5,469	119,279
Hannon Armstrong Sustainable Infrastructure Capital Inc.	4,319	61,459
Hatteras Financial Corp.	16,561	305,219
HCI Group Inc.	1,535	66,373
Healthcare Realty Trust Inc.	16,469	449,933
Heartland Financial USA Inc.	2,664	72,194
Heritage Commerce Corp.	3,696	32,636
Heritage Financial Corp.	5,183	90,962
Heritage Insurance Holdings Inc. (a)	1,138	22,111
Heritage Oaks Bancorp	3,905	32,763
Hersha Hospitality Trust	34,276	240,960
HFF Inc. Class A	5,589	200,757
Highwoods Properties Inc.	15,431	683,285
Hilltop Holdings Inc. (a)	11,617	231,759
Home Bancshares Inc.	9,232	296,901

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Home Loan Servicing Solutions Ltd.	12,081	$235,821
HomeStreet Inc.	2,534	44,117
HomeTrust Bancshares Inc. (a)	3,533	58,860
Horace Mann Educators Corp.	6,939	230,236
Horizon Bancorp	1,597	41,746
Hudson Pacific Properties Inc.	9,422	283,225
Hudson Valley Holding Corp.	2,494	67,737
IBERIABANK Corp.	5,350	346,948
Independence Holding Co.	1,269	17,703
Independent Bank Corp. (Michigan)	3,325	43,391
Independent Bank Group Inc.	1,571	61,363
Independent Bank Corp. (Massachusetts)	4,068	174,151
Infinity Property & Casualty Corp.	1,952	150,812
Inland Real Estate Corp.	14,763	161,655
International Bancshares Corp.	9,307	247,008
INTL FCStone Inc. (a)	2,680	55,128
Invesco Mortgage Capital	21,064	325,649
Investment Technology Group Inc. (a)	6,195	128,980
Investors Bancorp Inc.	61,105	685,904
Investors Real Estate Trust	18,638	152,272
iStar Financial Inc. (a)	14,570	198,880
Janus Capital Group Inc.	25,523	411,686
JG Wentworth Co. (a)	2,054	21,896
Kansas City Life Insurance Co.	656	31,508
KCG Holdings Inc. Class A (a)	7,751	90,299
Kearny Financial Corp. (a)	2,446	33,632
Kemper Corp.	7,899	285,233
Kennedy-Wilson Holdings Inc.	12,266	310,330
Kite Realty Group Trust	5,771	165,859
Ladder Capital Corp. Class A (a)	2,599	50,966
Ladenburg Thalmann Financial Services Inc. (a)	17,002	67,158
Lakeland Bancorp Inc.	6,534	76,448
Lakeland Financial Corp.	2,834	123,194
LaSalle Hotel Properties	19,050	770,954
Lexington Realty Trust	35,221	386,727
LTC Properties Inc.	5,984	258,329
Macatawa Bank Corp.	4,344	23,631
Mack-Cali Realty Corp.	15,285	291,332
Maiden Holdings Ltd.	8,584	109,789
MainSource Financial Group Inc.	3,460	72,383
Manning & Napier Inc.	2,312	31,952
Marcus & Millichap Inc. (a)	1,320	43,890
MarketAxess Holdings Inc.	6,434	461,382
Marlin Business Services Corp.	1,498	30,754
MB Financial Inc.	11,355	373,125
Meadowbrook Insurance Group Inc.	8,718	73,754
Medical Properties Trust Inc.	29,580	407,612
Medley Management Inc. Class A	1,008	14,818
Mercantile Bank Corp.	2,846	59,823
Merchants Bancshares Inc.	933	28,578
Meridian Bancorp Inc. (a)	3,441	38,608
Meta Financial Group Inc.	1,047	36,687
Metro Bancorp Inc. (a)	2,418	62,675
MGIC Investment Corp. (a)	57,756	538,286
MidSouth Bancorp Inc.	1,500	26,010

See accompanying notes to financial statements.	55

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
MidWestOne Financial Group Inc.	1,183	$34,082
Moelis & Co.	1,268	44,291
Monmouth Real Estate Investment Corp. Class A	9,430	104,390
Montpelier Re Holdings Ltd.	6,287	225,200
National Bank Holdings Corp. Class A	6,339	123,040
National Bankshares Inc.	1,186	36,043
National General Holdings Corp.	6,064	112,851
National Health Investors Inc.	6,401	447,814
National Interstate Corp.	1,192	35,522
National Penn Bancshares Inc.	20,845	219,394
National Western Life Insurance Co.	376	101,238
Navigators Group Inc., The (a)	1,798	131,865
NBT Bancorp Inc.	7,426	195,081
Nelnet Inc. Class A	3,580	165,861
New Residential Investment Corp.	23,852	304,590
New York Mortgage Trust Inc.	17,847	137,600
New York REIT Inc.	27,613	292,422
NewBridge Bancorp (a)	5,706	49,699
NewStar Financial Inc. (a)	4,650	59,520
Nicholas Financial Inc. (a)	1,897	28,265
NMI Holdings Inc. Class A (a)	8,657	79,038
Northfield Bancorp Inc.	8,367	123,832
Northrim BanCorp Inc.	1,205	31,619
Northwest Bancshares Inc.	16,074	201,407
OceanFirst Financial Corp.	2,352	40,313
OFG Bancorp	7,703	128,255
Old Line Bancshares Inc.	1,336	21,136
Old National Bancorp	19,945	296,782
OM Asset Management PLC (a)	4,097	66,535
One Liberty Properties Inc.	2,135	50,535
OneBeacon Insurance Group Ltd. Class A	3,803	61,609
Oppenheimer Holdings Inc. Class A	1,768	41,106
Opus Bank (a)	822	23,320
Oritani Financial Corp.	7,821	120,443
Owens Realty Mortgage Inc.	1,781	26,092
Pacific Continental Corp.	3,093	43,859
Pacific Premier Bancorp Inc. (a)	2,950	51,124
Palmetto Bancshares Inc.	810	13,527
Park National Corp.	2,176	192,532
Park Sterling Corp.	7,711	56,676
Parkway Properties Inc.	13,376	245,985
Peapack-Gladstone Financial Corp.	2,126	39,459
Pebblebrook Hotel Trust	12,181	555,819
Penns Woods Bancorp Inc.	855	42,117
Pennsylvania Real Estate Investment Trust	11,720	274,951
PennyMac Financial Services Inc. Class A (a)	2,351	40,672
PennyMac Mortgage Investment Trust	12,694	267,716
Peoples Bancorp Inc.	2,242	58,135
Peoples Financial Services Corp.	1,269	63,044
PHH Corp. (a)	8,679	207,949
Phoenix Companies Inc., The (a)	954	65,702
Physicians Realty Trust	8,034	133,364
PICO Holdings Inc. (a)	3,845	72,478

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Pinnacle Financial Partners Inc.	6,051	$239,257
Piper Jaffray Companies Inc. (a)	2,763	160,503
Platinum Underwriters Holdings Ltd.	4,230	310,567
Potlatch Corp.	6,976	292,085
PRA Group Inc. (a)	8,539	494,664
Preferred Bank	2,033	56,700
Primerica Inc.	9,341	506,843
PrivateBancorp Inc.	12,209	407,781
Prosperity Bancshares Inc.	11,906	659,116
Provident Financial Services Inc.	10,251	185,133
PS Business Parks Inc.	3,367	267,811
Pzena Investment Management Inc. Class A	1,958	18,523
QTS Realty Trust Inc. Class A	2,050	69,372
Radian Group Inc.	32,590	544,905
RAIT Financial Trust	14,014	107,487
Ramco-Gershenson Properties Trust	13,048	244,520
RCS Capital Corp. Class A	1,590	19,462
RE/MAX Holdings Inc. Class A	1,870	64,048
Redwood Trust Inc.	14,220	280,134
Regional Management Corp. (a)	1,843	29,138
Renasant Corp.	5,392	155,991
Republic Bancorp Inc. Class A	1,659	41,010
Republic First Bancorp Inc. (a)	5,192	19,470
Resource America Inc. Class A	2,406	21,750
Resource Capital Corp.	22,545	113,627
Retail Opportunity Investments Corp.	15,373	258,113
Rexford Industrial Realty Inc.	7,855	123,402
RLI Corp.	7,347	362,942
RLJ Lodging Trust	22,386	750,603
Rouse Properties Inc.	6,377	118,102
Ryman Hospitality Properties Inc.	7,446	392,702
S&T Bancorp Inc.	5,103	152,120
Sabra Health Care REIT Inc.	9,223	280,103
Safeguard Scientifics Inc. (a)	3,529	69,945
Safety Insurance Group Inc.	2,224	142,358
Sandy Spring Bancorp Inc.	4,293	111,961
Saul Centers Inc.	1,648	94,249
Seacoast Banking Corporation of Florida (a)	3,250	44,688
Select Income REIT	6,339	154,735
Selective Insurance Group Inc.	9,585	260,424
ServisFirst Bancshares Inc.	300	9,885
Sierra Bancorp	2,151	37,772
Silver Bay Realty Trust Corp.	5,721	94,740
Silvercrest Asset Management Group Inc. Class A	988	15,462
Simmons First National Corp.	2,791	113,454
South State Corp.	4,110	275,699
Southside Bancshares Inc.	4,119	119,080
Southwest Bancorp Inc.	3,435	59,632
Sovran Self Storage Inc.	5,667	494,276
Springleaf Holdings Inc. (a)	4,165	150,648
Square 1 Financial Inc. Class A (a)	1,177	29,072
St. Joe Co., The (a)	6,564	120,712
STAG Industrial Inc.	9,635	236,058

56	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Starwood Waypoint Residential Trust	6,749	$177,971
State Auto Financial Corp.	2,602	57,816
State Bank Financial Corp.	5,532	110,529
State National Companies Inc.	4,275	51,214
Sterling Bancorp	14,234	204,685
Stewart Information Services Corp.	3,643	134,937
Stifel Financial Corp. (a)	11,174	570,098
Stock Yards Bancorp Inc.	2,511	83,717
Stonegate Bank	1,675	49,614
Stonegate Mortgage Corp. (a)	2,436	29,135
Store Capital Corp.	5,399	116,672
Strategic Hotels & Resorts Inc. (a)	45,520	602,230
Suffolk Bancorp	2,040	46,328
Summit Hotel Properties Inc.	14,563	181,164
Sun Bancorp Inc. (a)	1,436	27,858
Sun Communities Inc.	8,219	496,921
Sunstone Hotel Investors Inc.	35,147	580,277
Susquehanna Bancshares Inc.	31,927	428,780
SWS Group Inc. (a)	5,173	35,745
Symetra Financial Corp.	12,841	295,985
Talmer Bancorp Inc. Class A	3,159	44,352
Tejon Ranch Co. (a)	2,373	69,909
Terreno Realty Corp.	7,181	148,144
Territorial Bancorp Inc.	1,574	33,920
Texas Capital Bancshares Inc. (a)	7,789	423,176
Third Point Reinsurance Ltd. (a)	9,782	141,741
Tiptree Financial Inc. Class A (a)	1,139	9,226
Tompkins Financial Corp.	2,545	140,738
TowneBank	5,007	75,706
Trade Street Residential Inc.	3,081	23,693
Tree.com Inc. (a)	1,057	51,095
Trico Bancshares	3,778	93,317
Tristate Capital Holdings Inc. (a)	3,684	37,724
Triumph Bancorp Inc. (a)	1,140	15,447
Trustco Bank Corp. NY	16,296	118,309
Trustmark Corp.	11,480	281,719
UMB Financial Corp.	6,434	366,030
UMH Properties Inc.	3,097	29,576
Umpqua Holdings Corp.	28,427	483,543
Union Bankshares Corp.	7,888	189,943
United Bankshares Inc.	11,763	440,524
United Community Banks Inc.	8,504	161,066
United Community Financial Corp.	8,740	46,934
United Financial Bancorp Inc.	9,068	130,216
United Fire Group Inc.	3,518	104,590
United Insurance Holdings Corp.	2,848	62,514
Universal Health Realty Income Trust	2,159	103,891
Universal Insurance Holdings Inc.	5,380	110,021
Univest Corp. of Pennsylvania	2,740	55,458
Urstadt Biddle Properties Inc.	4,421	96,731
Valley National Bancorp	38,773	376,486
ViewPoint Financial Group Inc.	6,782	161,751
Virtus Investment Partners Inc.	1,208	205,952
Walker & Dunlop Inc. (a)	3,161	55,444
Walter Investment Management Corp. (a)	6,426	106,093

	Shares	Value
Common Stocks (Cont.)
Financials (Cont.)
Washington Federal Inc.	17,293	$383,040
Washington Real Estate Investment Trust	11,442	316,486
Washington Trust Bancorp Inc.	2,510	100,852
Waterstone Financial Inc.	5,879	77,309
Webster Financial Corp.	15,413	501,385
WesBanco Inc.	4,450	154,860
West Bancorporation	2,667	45,392
Westamerica Bancorporation	4,478	219,512
Western Alliance Bancorp (a)	12,877	357,981
Western Asset Mortgage Capital Corp.	7,361	108,207
Westwood Holdings Group Inc.	1,246	77,028
Whitestone REIT	3,780	57,116
Wilshire Bancorp Inc.	11,976	121,317
Wintrust Financial Corp.	7,940	371,274
WisdomTree Investments Inc.	18,376	288,044
World Acceptance Corp. (a)	1,344	106,781
WSFS Financial Corp.	1,526	117,334
Yadkin Financial Corp. (a)	3,525	69,266

		72,918,065

Health Care (14.51%)
AAC Holdings Inc. (a)	957	29,595
Abaxis Inc.	3,820	217,091
Abiomed Inc. (a)	6,800	258,808
Acadia Healthcare Company Inc. (a)	7,292	446,343
ACADIA Pharmaceuticals Inc. (a)	13,424	426,212
Accelerate Diagnostics Inc. (a)	3,823	73,363
Acceleron Pharma Inc. (a)	2,791	108,737
Accuray Inc. (a)	13,270	100,188
AcelRx Pharmaceuticals Inc. (a)	4,377	29,457
Achaogen Inc. (a)	1,157	15,099
Achillion Pharmaceuticals Inc. (a)	16,487	201,966
Acorda Therapeutics Inc. (a)	7,102	290,259
Actinium Pharmaceuticals Inc. (a)	3,645	21,469
Adamas Pharmaceuticals Inc. (a)	475	8,251
Addus HomeCare Corp. (a)	1,101	26,721
Adeptus Health Inc. Class A (a)	927	34,670
Aegerion Pharmaceuticals Inc. (a)	5,106	106,920
Aerie Pharmaceuticals Inc. (a)	1,749	51,053
Affymetrix Inc. (a)	12,421	122,595
Agenus Inc. (a)	10,728	42,590
Agios Pharmaceuticals Inc. (a)	2,490	278,980
Air Methods Corp. (a)	6,685	294,341
Akebia Therapeutics Inc. (a)	1,351	15,726
Akorn Inc. (a)	10,628	384,734
Albany Molecular Research Inc. (a)	4,002	65,153
Alder Biopharmaceuticals Inc. (a)	1,378	40,086
Alimera Sciences Inc. (a)	4,523	25,057
Alliance HealthCare Services Inc. (a)	847	17,779
Almost Family Inc. (a)	1,422	41,167
AMAG Pharmaceuticals Inc. (a)	3,747	159,697
Amedisys Inc. (a)	4,617	135,509
AMN Healthcare Services Inc. (a)	7,927	155,369

See accompanying notes to financial statements.	57

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Amphastar Pharmaceuticals Inc. (a)	1,453	$16,869
Ampio Pharmaceuticals Inc. (a)	7,180	24,627
Amsurg Corp. (a)	7,228	395,588
Anacor Pharmaceuticals Inc. (a)	5,633	181,664
Analogic Corp.	2,127	179,965
Angiodynamics Inc. (a)	4,184	79,538
ANI Pharmaceuticals Inc. (a)	1,153	65,018
Anika Therapeutics Inc. (a)	2,451	99,854
Antares Pharma Inc. (a)	20,465	52,595
Applied Genetic Technologies Corp. (a)	944	19,843
Aratana Therapeutics Inc. (a)	4,820	85,892
Ardelyx Inc. (a)	825	15,584
Arena Pharmaceuticals Inc. (a)	37,773	131,072
ARIAD Pharmaceuticals Inc. (a)	28,024	192,525
Array Biopharma Inc. (a)	21,404	101,241
Arrowhead Research Corp. (a)	9,222	68,058
Atara Biotherapeutics Inc. (a)	945	25,279
AtriCure Inc. (a)	4,638	92,574
Atrion Corp.	259	88,063
Auspex Pharmaceuticals Inc. (a)	1,615	84,755
Auxilium Pharmaceuticals Inc. (a)	8,573	294,783
Avalanche Biotechnologies Inc. (a)	1,190	64,260
AVANIR Pharmaceuticals Inc. Class A (a)	32,862	557,011
BioCryst Pharmaceuticals Inc. (a)	11,974	145,604
BioDelivery Sciences International Inc. (a)	7,148	85,919
Bio-Path Holdings Inc. (a)	12,497	33,242
Bio-Reference Laboratories Inc. (a)	4,210	135,267
BioScrip Inc. (a)	11,840	82,762
BioSpecifics Technologies Corp. (a)	611	23,597
BioTelemetry Inc. (a)	4,494	45,075
BioTime Inc. (a)	8,910	33,234
Bluebird Bio Inc. (a)	3,708	340,098
Calithera Biosciences Inc. (a)	1,332	26,906
Cambrex Corp. (a)	5,250	113,505
Cantel Medical Corp.	5,766	249,437
Capital Senior Living Corp. (a)	4,973	123,877
Cara Therapeutics Inc. (a)	979	9,761
Cardiovascular Systems Inc. (a)	4,728	142,218
Castlight Health Inc. Class B (a)	2,239	26,196
Catalent Inc. (a)	8,353	232,882
Celldex Therapeutics Inc. (a)	15,222	277,802
Cellular Dynamics International Inc. (a)	1,647	10,590
Cempra Inc. (a)	4,157	97,731
Cepheid Inc. (a)	11,895	643,995
Cerus Corp. (a)	13,140	81,994
Chemed Corp.	2,997	316,693
ChemoCentryx Inc. (a)	4,531	30,947
Chimerix Inc. (a)	5,128	206,453
Civitas Solutions Inc. (a)	1,931	32,885
Clovis Oncology Inc. (a)	4,192	234,752
Coherus Biosciences Inc. (a)	1,086	17,724
Computer Programs & Systems Inc.	1,913	116,215
Conmed Corp.	4,630	208,165
Corcept Therapeutics Inc. (a)	9,511	28,533
Corvel Corp. (a)	1,904	70,867

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Cross Country Healthcare Inc. (a)	5,341	$66,656
CryoLife Inc.	4,962	56,219
CTI BioPharma Corp. (a)	25,099	59,234
Cyberonics Inc. (a)	4,600	256,128
Cynosure Inc. Class A (a)	3,789	103,894
Cytokinetics Inc. (a)	5,883	47,123
Cytori Therapeutics Inc. (a)	11,722	5,729
CytRx Corp. (a)	9,644	26,425
DepoMed Inc. (a)	9,978	160,746
Derma Sciences Inc. (a)	3,901	36,318
Dermira Inc. (a)	1,277	23,126
Dexcom Inc. (a)	12,775	703,264
Dicerna Pharmaceuticals Inc. (a)	638	10,508
Dyax Corp. (a)	23,140	325,348
Dynavax Technologies Corp. (a)	4,458	75,162
Egalet Corp. (a)	752	4,279
Eleven Biotherapeutics Inc. (a)	817	9,706
Emergent Biosolutions Inc. (a)	4,986	135,769
Enanta Pharmaceuticals Inc. (a)	1,795	91,276
Endocyte Inc. (a)	6,481	40,765
Endologix Inc. (a)	10,920	166,967
Ensign Group Inc., The	3,413	151,503
Enzo Biochem Inc. (a)	5,861	26,023
Epizyme Inc. (a)	2,214	41,778
Esperion Therapeutics Inc. (a)	1,010	40,844
Exact Sciences Corp. (a)	14,110	387,178
Exactech Inc. (a)	1,714	40,399
ExamWorks Group Inc. (a)	5,914	245,963
Exelixis Inc. (a)	34,004	48,966
FibroGen Inc. (a)	1,568	42,869
Five Prime Therapeutics Inc. (a)	2,970	80,190
Five Star Quality Care Inc. (a)	7,511	31,171
Flexion Therapeutics Inc. (a)	975	19,685
Fluidigm Corp. (a)	4,794	161,702
Foundation Medicine Inc. (a)	2,419	53,750
Furiex Pharmaceuticals Inc. Contingent Value Rights (a) (b)	1,244	12,154
Galectin Therapeutics Inc. (a)	3,110	10,792
Galena Biopharma Inc. (a)	20,554	31,037
GenMark Diagnostics Inc. (a)	7,031	95,692
Genocea Biosciences Inc. (a)	708	4,956
Genomic Health Inc. (a)	2,856	91,306
Gentiva Health Services Inc. (a)	5,382	102,527
Geron Corp. (a)	27,177	88,325
Globus Medical Inc. Class A (a)	11,232	266,985
Greatbatch Inc. (a)	4,244	209,229
Haemonetics Corp. (a)	8,904	333,188
Halozyme Therapeutics Inc. (a)	17,755	171,336
Hanger Inc. (a)	6,011	131,641
HealthEquity Inc. (a)	1,741	44,308
Healthsouth Corp.	15,053	578,938
HealthStream Inc. (a)	3,664	108,015
Healthways Inc. (a)	5,372	106,795
HeartWare International Inc. (a)	2,905	213,314
Heron Therapeutics Inc. (a)	3,920	39,435
HMS Holdings Corp. (a)	15,003	317,163

58	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Horizon Pharma PLC (a)	11,112	$143,234
Hyperion Therapeutics Inc. (a)	2,358	56,592
ICU Medical Inc. (a)	2,285	187,142
Idera Pharmaceuticals Inc. (a)	10,399	45,860
Immune Design Corp. (a)	1,027	31,611
ImmunoGen Inc. (a)	14,714	89,755
Immunomedics Inc. (a)	14,409	69,163
Impax Laboratories Inc. (a)	11,921	377,657
Imprivata Inc. (a)	917	11,921
INC Research Holdings Inc. Class A (a)	1,556	39,974
Infinity Pharmaceuticals Inc. (a)	8,308	140,322
Inogen Inc. (a)	901	28,264
Inovio Pharmaceuticals Inc. (a)	10,197	93,608
Insmed Inc. (a)	8,465	130,954
Insulet Corp. (a)	9,454	435,451
Insys Therapeutics Inc. (a)	1,688	71,166
Integra LifeSciences Holdings Corp. (a)	4,283	232,267
Intersect ENT Inc. (a)	944	17,511
Intra-Cellular Therapies Inc. (a)	2,927	51,662
Intrexon Corp. (a)	6,068	167,052
Invacare Corp.	5,436	91,107
IPC The Hospitalist Co. (a)	2,954	135,559
Ironwood Pharmaceuticals Inc. (a)	20,375	312,145
Isis Pharmaceuticals Inc. (a)	20,050	1,237,887
K2M Group Holdings Inc. (a)	1,491	31,117
Karyopharm Therapeutics Inc. (a)	2,312	86,538
Keryx Biopharmaceuticals Inc. (a)	15,586	220,542
Kindred Biosciences Inc. (a)	1,881	14,013
Kindred Healthcare Inc.	11,908	216,487
Kite Pharma Inc. (a)	1,595	91,984
KYTHERA Biopharmaceuticals Inc. (a)	2,960	102,653
Landauer Inc.	1,635	55,819
Lannett Company Inc. (a)	4,376	187,643
LDR Holding Corp. (a)	2,800	91,784
Lexicon Pharmaceuticals Inc. (a)	42,181	38,380
LHC Group Inc. (a)	2,100	65,478
Ligand Pharmaceuticals Inc. Class B (a)	3,358	178,679
Loxo Oncology Inc. (a)	517	6,075
Luminex Corp. (a)	6,450	121,002
MacroGenics Inc. (a)	3,385	118,712
Magellan Health Inc. (a)	4,710	282,741
MannKind Corp. (a)	38,772	202,196
Masimo Corp. (a)	7,650	201,501
MedAssets Inc. (a)	10,439	206,275
Medicines Co., The (a)	11,095	306,999
Medidata Solutions Inc. (a)	9,226	440,542
Merge Healthcare Inc. (a)	12,151	43,258
Meridian Bioscience Inc.	7,138	117,491
Merit Medical Systems Inc. (a)	7,340	127,202
Merrimack Pharmaceuticals Inc. (a)	16,771	189,512
MiMedx Group Inc. (a)	15,800	182,174
Mirati Therapeutics Inc. (a)	1,216	22,520
Molina Healthcare Inc. (a)	5,150	275,680
Momenta Pharmaceuticals Inc. (a)	8,231	99,101
MWI Veterinary Supply Inc. (a)	2,190	372,103

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
NanoString Technologies Inc. (a)	1,716	$23,904
NanoViricides Inc. (a)	6,854	18,643
National Healthcare Corp.	1,760	110,598
National Research Corp. Class A	1,572	21,992
National Research Corp. Class B	241	8,635
Natus Medical Inc. (a)	5,480	197,499
Navidea Biopharmaceuticals Inc. (a)	25,999	49,138
Nektar Therapeutics (a)	21,656	335,668
Neogen Corp. (a)	6,253	310,086
NeoStem Inc. (a)	4,029	15,189
Neuralstem Inc. (a)	11,874	32,297
Neurocrine Biosciences Inc. (a)	12,915	288,521
Nevro Corp. (a)	1,350	52,204
NewLink Genetics Corp. (a)	3,360	133,560
Northwest Biotherapeutics Inc. (a)	6,568	35,139
Novavax Inc. (a)	40,732	241,541
NPS Pharmaceuticals Inc. (a)	18,132	648,582
NuVasive Inc. (a)	7,948	374,828
NxStage Medical Inc. (a)	10,431	187,028
Ocular Therapeutix Inc. (a)	915	21,521
Ohr Pharmaceutical Inc. (a)	3,618	30,174
Omeros Corp. (a)	5,768	142,931
Omnicell Inc. (a)	6,246	206,868
OncoMed Pharmaceuticals Inc. (a)	2,177	47,372
Oncothyreon Inc. (a)	13,143	24,972
Ophthotech Corp. (a)	2,360	105,893
Opko Health Inc. (a)	33,644	336,104
OraSure Technologies Inc. (a)	9,465	95,975
Orexigen Therapeutics Inc. (a)	20,790	125,987
Organovo Holdings Inc. (a)	10,802	78,314
Orthofix International NV (a)	3,135	94,238
Osiris Therapeutics Inc. (a)	3,276	52,383
Otonomy Inc. (a)	1,238	41,263
OvaScience Inc. (a)	2,620	115,856
Owens & Minor Inc.	10,744	377,222
Oxford Immunotec Global PLC (a)	2,212	30,127
Pacific Biosciences of California Inc. (a)	9,662	75,750
Pacira Pharmaceuticals Inc. (a)	6,081	539,141
Pain Therapeutics Inc. (a)	6,414	13,020
Parexel International Corp. (a)	9,717	539,877
PDL BioPharma Inc.	27,735	213,837
Peregrine Pharmaceuticals Inc. (a)	30,612	42,551
Pernix Therapeutics Holdings Inc. (a)	5,757	54,058
PharMerica Corp. (a)	5,145	106,553
Phibro Animal Health Corp. Class A	2,498	78,812
PhotoMedex Inc. (a)	2,379	3,640
Portola Pharmaceuticals Inc. (a)	7,248	205,263
Pozen Inc. (a)	4,658	37,264
PRA Health Sciences Inc. (a)	3,294	79,781
Prestige Brands Holdings Inc. (a)	8,851	307,307
Progenics Pharmaceuticals Inc. (a)	11,818	89,344
Prothena Corp. PLC (a)	4,572	94,915
Providence Service Corp. (a)	1,990	72,516
PTC Therapeutics Inc. (a)	4,157	215,208
Puma Biotechnology Inc. (a)	3,961	749,698

See accompanying notes to financial statements.	59

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
Quality Systems Inc.	8,482	$132,234
Quidel Corp. (a)	4,896	141,592
Radius Health Inc. (a)	1,320	51,361
Radnet Inc. (a)	5,609	47,901
Raptor Pharmaceutical Corp. (a)	10,690	112,459
Receptos Inc. (a)	3,736	457,697
Regado Bioscience Inc. (a)	2,615	2,388
Regulus Therapeutics Inc. (a)	2,561	41,078
Relypsa Inc. (a)	2,860	88,088
Repligen Corp. (a)	5,489	108,682
Repros Therapeutics Inc. (a)	4,035	40,229
Retrophin Inc. (a)	3,705	45,349
Revance Therapeutics Inc. (a)	1,437	24,343
Rigel Pharmaceuticals Inc. (a)	15,301	34,733
Rockwell Medical Inc. (a)	7,927	81,490
Roka Bioscience Inc. (a)	742	3,272
RTI Surgical Inc. (a)	9,588	49,858
Sage Therapeutics Inc. (a)	995	36,417
Sagent Pharmaceuticals Inc. (a)	3,782	94,966
Sangamo BioSciences Inc. (a)	11,662	177,379
Sarepta Therapeutics Inc. (a)	6,988	101,116
SciClone Pharmaceuticals Inc. (a)	8,815	77,219
Select Medical Holdings Corp.	13,442	193,565
Sequenom Inc. (a)	19,907	73,656
Sientra Inc. (a)	911	15,296
Skilled Healthcare Group Inc. Class A (a)	3,970	34,023
Spectranetics Corp., The (a)	7,114	246,002
Spectrum Pharmaceuticals Inc. (a)	11,137	77,179
STAAR Surgical Co. (a)	6,555	59,716
Stemline Therapeutics Inc. (a)	2,005	34,205
STERIS Corp.	10,094	654,596
Sucampo Pharmaceuticals Inc. Class A (a)	2,985	42,626
Sunesis Pharmaceuticals Inc. (a)	8,578	21,874
Supernus Pharmaceuticals Inc. (a)	5,062	42,015
Surgical Care Affiliates Inc. (a)	2,171	73,054
SurModics Inc. (a)	2,214	48,929
Symmetry Surgical Inc. (a)	1,640	12,776
Synageva BioPharma Corp. (a)	3,640	337,756
Synergy Pharmaceuticals Inc. (a)	16,235	49,517
Synta Pharmaceuticals Corp. (a)	10,996	29,139
T2 Biosystems Inc. (a)	965	18,567
Tandem Diabetes Care Inc. (a)	1,346	17,094
Team Health Holdings Inc. (a)	12,010	690,935
Tesaro Inc. (a)	3,274	121,760
Tetraphase Pharmaceuticals Inc. (a)	4,454	176,868
TG Therapeutics Inc. (a)	4,611	73,038
TherapeuticsMD Inc. (a)	18,473	82,205
Theravance Biopharma Inc. (a)	4,005	59,755
Theravance Inc.	14,143	200,123
Thoratec Corp. (a)	9,701	314,894
Threshold Pharmaceuticals Inc. (a)	9,052	28,785
Tokai Pharmaceuticals Inc. (a)	924	13,620
Tornier NV (a)	6,075	154,912
TransEnterix Inc. (a)	4,904	14,271
Triple-S Management Corp. Class B (a)	4,265	101,976

	Shares	Value
Common Stocks (Cont.)
Health Care (Cont.)
TriVascular Technologies Inc. (a)	1,255	$15,775
Trupanion Inc. (a)	1,340	9,286
U.S. Physical Therapy Inc.	2,091	87,738
Ultragenyx Pharmaceutical Inc. (a)	1,192	52,305
Unilife Corp. (a)	18,806	63,000
Universal American Corp. (a)	6,893	63,967
Utah Medical Products Inc.	646	38,792
Vanda Pharmaceuticals Inc. (a)	6,695	95,872
Vascular Solutions Inc. (a)	2,963	80,475
Veracyte Inc. (a)	1,106	10,684
Verastem Inc. (a)	3,605	32,950
Versartis Inc. (a)	1,195	26,828
Vitae Pharmaceuticals Inc. (a)	918	15,276
Vital Therapies Inc. (a)	985	24,556
VIVUS Inc. (a)	15,735	45,317
Vocera Communications Inc. (a)	3,929	40,940
Volcano Corp. (a)	8,740	156,271
WellCare Health Plans Inc. (a)	7,493	614,876
West Pharmaceutical Services Inc.	12,073	642,767
Wright Medical Group Inc. (a)	8,511	228,691
Xencor Inc. (a)	2,606	41,800
Xenoport Inc. (a)	9,833	86,235
XOMA Corp. (a)	15,224	54,654
Zafgen Inc. (a)	1,110	34,232
Zeltiq Aesthetics Inc. (a)	4,944	137,987
ZIOPHARM Oncology Inc. (a)	13,713	69,525
Zogenix Inc. (a)	21,289	29,166
ZS Pharma Inc. (a)	1,144	47,556

		44,437,319

Industrials (13.54%)
Aaon Inc.	7,235	161,990
AAR Corp.	6,725	186,820
ABM Industries Inc.	9,500	272,175
Acacia Research Corp.	8,637	146,311
Acco Brands Corp. (a)	19,376	174,578
Accuride Corp. (a)	6,594	28,618
Aceto Corp.	4,888	106,070
Actuant Corp. Class A	11,080	301,819
Advanced Drainage Systems Inc.	2,585	59,403
Advisory Board Co., The (a)	6,270	307,105
Aegion Corp. (a)	6,488	120,742
Aerovironment Inc. (a)	3,235	88,154
Air Transport Services Group Inc. (a)	8,905	76,227
Aircastle Ltd.	10,998	235,027
Alamo Group Inc.	1,132	54,834
Albany International Corp. Class A	4,767	181,098
Allegiant Travel Co.	2,350	353,276
Altra Industrial Motion Corp.	4,645	131,872
Ameresco Inc. Class A (a)	3,363	23,541
American Railcar Industries Inc.	1,616	83,224
American Science & Engineering Inc.	1,339	69,494
American Woodmark Corp. (a)	2,125	85,935
Apogee Enterprises Inc.	4,955	209,943
Applied Industrial Technologies Inc.	7,127	324,920
ARC Document Solutions Inc. (a)	7,090	72,460

60	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
ARC Group Worldwide Inc. (a)	522	$5,293
ArcBest Corp.	4,416	204,770
Argan Inc.	2,192	73,739
Astec Industries Inc.	3,224	126,735
Astronics Corp. (a)	3,204	177,213
Atlas Air Worldwide Holdings Inc. (a)	4,291	211,546
AZZ Inc.	4,355	204,337
Baltic Trading Ltd.	8,444	21,194
Barnes Group Inc.	9,252	342,417
Barrett Business Services Inc.	1,255	34,387
Beacon Roofing Supply Inc. (a)	8,418	234,020
Blount International Inc. (a)	8,526	149,802
Brady Corp.	8,157	223,012
Briggs & Stratton Corp.	8,024	163,850
Brink’s Co., The	8,239	201,114
Builders FirstSource Inc. (a)	8,015	55,063
CAI International Inc. (a)	2,816	65,331
Capstone Turbine Corp. (a)	57,508	42,516
Casella Waste Systems Inc. Class A (a)	6,749	27,266
CBIZ Inc. (a)	7,320	62,659
CDI Corp.	2,355	41,707
CECO Environmental Corp.	3,576	55,571
Celadon Group Inc.	3,621	82,160
Cenveo Inc. (a)	9,868	20,723
Chart Industries Inc. (a)	5,243	179,311
CIRCOR International Inc.	3,011	181,503
Civeo Corp.	16,123	66,266
Clarcor Inc.	8,556	570,172
Columbus McKinnon Corp.	3,390	95,056
Comfort Systems USA Inc.	6,433	110,133
Commercial Vehicle Group Inc. (a)	4,569	30,430
Continental Building Products Inc. (a)	2,086	36,985
Corporate Executive Board Co., The	5,796	420,384
Corporate Resource Services Inc. (a)	2,793	3,352
CRA International Inc. (a)	1,657	50,240
Cubic Corp.	3,513	184,924
Curtiss-Wright Corp.	8,228	580,815
Deluxe Corp.	8,557	532,673
DigitalGlobe Inc. (a)	12,870	398,584
Douglas Dynamics Inc.	3,784	81,091
Ducommun Inc. (a)	1,875	47,400
DXP Enterprises Inc. (a)	2,220	112,177
Dycom Industries Inc. (a)	5,797	203,417
Dynamic Materials Corp.	2,415	38,688
Echo Global Logistics Inc. (a)	4,050	118,260
EMCOR Group Inc.	11,497	511,502
Encore Wire Corp.	3,551	132,559
Energy Recovery Inc. (a)	6,819	35,936
EnerSys	8,015	494,686
Engility Holdings Inc. (a)	2,986	127,801
Ennis Inc.	4,401	59,281
Enphase Energy Inc. (a)	3,186	45,528
EnPro Industries Inc. (a)	3,870	242,881
Erickson Inc. (a)	988	8,240
ESCO Technologies Inc.	4,506	166,271
Esterline Technologies Corp. (a)	5,416	594,027

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
ExOne Co., The (a)	1,722	$28,930
Exponent Inc.	2,259	186,368
Federal Signal Corp.	10,809	166,891
Forward Air Corp.	5,315	267,717
Franklin Covey Co. (a)	1,870	36,203
Franklin Electric Co. Inc.	8,158	306,170
Freightcar America Inc.	2,061	54,225
FRP Holdings Inc. (a)	1,156	45,327
FTI Consulting Inc. (a)	7,048	272,264
FuelCell Energy Inc. (a)	39,909	61,460
Furmanite Corp. (a)	6,590	51,534
G&K Services Inc. Class A	3,380	239,473
GenCorp Inc. (a)	10,309	188,655
Generac Holdings Inc. (a)	11,755	549,664
General Cable Corp.	8,323	124,013
General Finance Corp. (a)	1,823	17,975
Gibraltar Industries Inc. (a)	5,250	85,365
Global Brass & Copper Holdings Inc.	3,669	48,284
Global Power Equipment Group Inc.	2,849	39,345
Gorman-Rupp Co., The	3,223	103,523
GP Strategies Corp. (a)	2,239	75,969
GrafTech International Ltd. (a)	20,067	101,539
Graham Corp.	1,712	49,254
Granite Construction Inc.	6,671	253,631
Great Lakes Dredge & Dock Co. (a)	10,403	89,050
Greenbrier Companies Inc., The	4,701	252,585
Griffon Corp.	6,800	90,440
H&E Equipment Services Inc.	5,354	150,394
Harsco Corp.	13,742	259,586
Hawaiian Holdings Inc. (a)	7,723	201,184
Healthcare Services Group Inc.	11,961	369,954
Heartland Express Inc.	9,263	250,194
Heico Corp.	11,347	685,359
Heidrick & Struggles International Inc.	3,066	70,671
Heritage-Crystal Clean Inc. (a)	1,816	22,391
Herman Miller Inc.	10,095	297,096
Hill International Inc. (a)	5,362	20,590
Hillenbrand Inc.	10,720	369,840
HNI Corp.	7,691	392,702
Houston Wire & Cable Co.	2,988	35,707
Hub Group Inc. (a)	6,262	238,457
Hurco Companies Inc.	1,117	38,079
Huron Consulting Group Inc. (a)	4,034	275,885
Hyster-Yale Materials Handling Inc.	1,758	128,686
ICF International Inc. (a)	3,427	140,438
Innerworkings Inc. (a)	5,930	46,195
Insperity Inc.	3,874	131,290
Insteel Industries Inc.	3,154	74,371
Interface Inc.	11,347	186,885
International Shipholding Corp.	1,022	15,228
JetBlue Airways Corp. (a)	42,407	672,575
John Bean Technologies Corp.	4,998	164,234
Kadant Inc.	1,899	81,068
Kaman Corp.	4,699	188,383
Kelly Services Inc. Class A	4,643	79,024
Keyw Holding Corp., The (a)	5,583	57,952

See accompanying notes to financial statements.	61

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Kforce Inc.	4,231	$102,094
Kimball International Inc. Class B	5,862	53,461
Knight Transportation Inc.	10,188	342,928
Knightsbridge Shipping Ltd.	5,807	26,306
Knoll Inc.	8,231	174,250
Korn/Ferry International (a)	8,481	243,914
Kratos Defense & Security Solutions Inc. (a)	7,885	39,583
L.B. Foster Co. Class A	1,756	85,289
Layne Christensen Co. (a)	3,308	31,558
Lindsay Corp.	2,083	178,596
LMI Aerospace Inc. (a)	1,764	24,872
LSI Industries Inc.	3,588	24,363
Lydall Inc. (a)	2,886	94,719
Manitex International Inc. (a)	2,440	31,012
Marten Transport Ltd.	4,068	88,926
Masonite International Corp. (a)	5,031	309,205
MasTec Inc. (a)	11,252	254,408
Matson Inc.	7,313	252,445
Matthews International Corp. Class A	5,082	247,341
McGrath Rentcorp	4,444	159,362
Meritor Inc. (a)	16,709	253,141
Miller Industries Inc.	1,840	38,254
Mistras Group Inc. (a)	2,853	52,295
Mobile Mini Inc.	7,961	322,500
Moog Inc. Class A (a)	7,067	523,170
MSA Safety Inc.	5,030	267,043
Mueller Industries Inc.	9,669	330,100
Mueller Water Products Inc. (c)	27,150	278,016
Multi-Color Corp.	2,123	117,657
MYR Group Inc. (a)	3,680	100,832
National Presto Industries Inc.	834	48,405
Navigant Consulting Inc. (a)	8,444	129,784
Navios Maritime Holdings Inc.	13,700	56,307
NCI Building Systems Inc. (a)	4,852	89,859
Neff Corp. Class A (a)	1,725	19,441
NL Industries Inc.	1,105	9,503
NN Inc.	3,017	62,030
Norcraft Companies Inc. (a)	1,290	24,897
Nortek Inc. (a)	1,551	126,143
Northwest Pipe Co. (a)	1,641	49,427
Omega Flex Inc.	508	19,207
On Assignment Inc. (a)	9,270	307,671
Orbital Sciences Corp. (a)	10,357	278,500
Orion Marine Group Inc. (a)	4,710	52,046
P.A.M. Transportation Services Inc. (a)	530	27,475
Park-Ohio Holdings Corp.	1,492	94,041
Patrick Industries Inc. (a)	1,412	62,100
Paylocity Holding Corp. (a)	1,439	37,572
Pendrell Corp. (a)	27,207	37,546
Performant Financial Corp. (a)	5,085	33,815
PGT Inc. (a)	8,140	78,388
Plug Power Inc. (a)	28,560	85,680
Ply Gem Holdings Inc. (a)	3,678	51,418
Polypore International Inc. (a)	7,683	361,485
Powell Industries Inc.	1,609	78,954

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
Power Solutions International Inc. (a)	774	$39,946
PowerSecure International Inc. (a)	3,913	45,586
Preformed Line Products Co.	463	25,294
Primoris Services Corp.	6,480	150,595
Proto Labs Inc. (a)	3,869	259,842
Quad Graphics Inc.	4,743	108,899
Quality Distribution Inc. (a)	4,751	50,551
Quanex Building Products Corp.	6,422	120,605
Quest Resource Holding Corp. (a)	1,963	2,827
Raven Industries Inc.	6,183	154,575
RBC Bearings Inc.	3,974	256,442
Republic Airways Holdings Inc. (a)	8,522	124,336
Resources Connection Inc.	6,683	109,935
Revolution Lighting Technologies Inc. (a)	5,537	7,475
Rexnord Corp. (a)	12,832	361,991
Roadrunner Transportation Systems Inc. (a)	4,829	112,757
RPX Corp. (a)	9,149	126,073
Rush Enterprises Inc. Class A (a)	5,830	186,852
Safe Bulkers Inc.	6,669	26,076
Saia Inc. (a)	4,197	232,346
Scorpio Bulkers Inc. (a)	23,139	45,584
SIFCO Industries Inc.	407	11,864
Simpson Manufacturing Co. Inc.	7,040	243,584
SkyWest Inc.	8,641	114,752
Sparton Corp. (a)	1,757	49,793
Standard Plus Corp. (a)	2,606	65,749
Standex International Corp.	2,170	167,654
Steelcase Inc.	14,080	252,736
Sterling Construction Company Inc. (a)	3,266	20,870
Stock Building Supply Holdings Inc. (a)	2,489	38,131
Sun Hydraulics Corp.	3,786	149,093
Swift Transportation Co. (a)	14,512	415,479
TAL International Group Inc.	5,812	253,229
Taser International Inc. (a)	9,163	242,636
TCP International Holdings Ltd. (a)	1,105	6,796
Team Inc. (a)	3,522	142,500
Teledyne Technologies Inc. (a)	6,419	659,488
Tennant Co.	3,138	226,469
Tetra Tech Inc.	11,113	296,717
Textainer Group Holdings Ltd.	3,667	125,851
Thermon Group Holdings Inc. (a)	5,428	131,303
Titan International Inc.	7,473	79,438
Titan Machinery Inc. (a)	2,984	41,597
Trex Co. Inc. (a)	5,743	244,537
TriMas Corp. (a)	7,702	240,996
TriNet Group Inc. (a)	2,710	84,769
TrueBlue Inc. (a)	7,113	158,264
Tutor Perini Corp. (a)	6,407	154,216
Twin Disc Inc.	1,446	28,718
Ultrapetrol Bahamas Ltd. (a)	3,877	8,297
UniFirst Corp.	2,523	306,418
United Stationers Inc.	6,719	283,273
Universal Forest Products Inc.	3,446	183,327
Universal Truckload Services Inc.	1,110	31,646

62	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Industrials (Cont.)
US Ecology Inc.	3,712	$148,925
USA Truck Inc. (a)	1,060	30,104
UTi Worldwide Inc. (a)	15,666	189,089
Viad Corp.	3,504	93,417
Vicor Corp. (a)	2,750	33,275
Virgin American Inc. (a)	2,606	112,710
VSE Corp.	726	47,843
Wabash National Corp. (a)	11,838	146,318
WageWorks Inc. (a)	5,988	386,645
Watsco Inc.	4,414	472,298
Watts Water Technologies Inc.	4,864	308,572
Werner Enterprises Inc.	7,616	237,238
Wesco Aircraft Holdings Inc. (a)	8,914	124,618
West Corp.	6,580	217,140
Woodward Inc.	11,302	556,397
Xerium Technologies Inc. (a)	1,876	29,603
XPO Logistics Inc. (a)	8,954	366,040
YRC Worldwide Inc. (a)	5,352	120,366

		41,471,615

Information Technology (17.55%)
A10 Networks Inc. (a)	2,184	9,523
ACI Worldwide Inc. (a)	19,417	391,641
Actua Corp. (a)	7,030	129,844
Actuate Corp. (a)	7,786	51,388
Acxiom Corp. (a)	13,138	266,307
Adtran Inc.	9,599	209,258
Advanced Energy Industries Inc. (a)	7,029	166,587
Advent Software Inc.	8,780	269,019
Aerohive Networks Inc. (a)	1,600	7,680
Agilysys Inc. (a)	2,449	30,833
Alliance Fiber Optic Products Inc.	2,179	31,617
Alpha & Omega Semiconductor Ltd. (a)	3,622	32,055
Ambarella Inc. (a)	4,907	248,883
Amber Road Inc. (a)	1,521	15,545
American Software Inc. Class A	4,191	38,180
Amkor Technology Inc. (a)	14,555	103,340
Angie’s List Inc. (a)	7,642	47,610
Anixter International Inc. (a)	4,626	409,216
Applied Micro Circuits Corp. (a)	13,515	88,118
Applied Optoelectronics Inc. (a)	2,548	28,589
Aruba Networks Inc. (a)	18,205	330,967
Aspen Technology Inc. (a)	15,713	550,269
Audience Inc. (a)	2,389	10,512
AVG Technologies NV (a)	5,945	117,354
Axcelis Technologies Inc. (a)	19,078	48,840
Badger Meter Inc.	2,476	146,951
Bankrate Inc. (a)	11,465	142,510
Barracuda Networks Inc. (a)	1,320	47,309
Bazaarvoice Inc. (a)	8,483	68,203
Bel Fuse Inc.	1,736	47,462
Belden Inc.	7,438	586,189
Benchmark Electronics Inc. (a)	9,170	233,285
Benefitfocus Inc. (a)	859	28,210
Black Box Corp.	2,628	62,809

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Blackbaud Inc.	7,883	$341,019
Blackhawk Network Holdings Inc. (a)	8,976	348,269
Blucora Inc. (a)	7,246	100,357
Borderfree Inc. (a)	1,016	9,103
Bottomline Technologies Inc. (a)	6,754	170,741
Brightcove Inc. (a)	5,561	43,265
BroadSoft Inc. (a)	4,867	141,240
Brooks Automation Inc.	11,427	145,694
Cabot Microelectronics Corp. (a)	4,102	194,107
CACI International Inc. Class A (a)	4,040	348,167
CalAmp Corp. (a)	6,144	112,435
Calix Inc. (a)	7,040	70,541
Callidus Software Inc. (a)	8,222	134,265
Carbonite Inc. (a)	3,031	43,252
Cardtronics Inc. (a)	7,623	294,095
Care.com Inc. (a)	1,162	9,621
Cascade Microtech Inc. (a)	2,169	31,689
Cass Information Systems Inc.	2,029	108,044
Cavium Inc. (a)	9,009	556,936
CEVA Inc. (a)	3,630	65,848
ChannelAdvisor Corp. (a)	3,495	75,422
Checkpoint Systems Inc. (a)	7,080	97,208
Ciber Inc. (a)	13,302	47,222
Ciena Corp. (a)	17,941	348,235
Cimpress NV (a)	5,681	425,166
Cirrus Logic Inc. (a)	10,590	249,606
Clearfield Inc. (a)	1,960	24,128
Cognex Corp. (a)	14,800	611,684
Coherent Inc. (a)	4,266	259,032
Cohu Inc.	4,254	50,623
CommVault Systems Inc. (a)	8,053	416,260
Computer Task Group Inc.	2,789	26,579
comScore Inc. (a)	5,882	273,101
Comtech Telecommunications Corp.	2,616	82,456
Comverse Inc. (a)	3,889	73,035
Constant Contact Inc. (a)	5,349	196,308
Control4 Corp. (a)	1,968	30,248
Convergys Corp.	17,423	354,907
Cornerstone OnDemand Inc. (a)	9,060	318,912
Covisint Corp. (a)	6,500	17,225
Cray Inc. (a)	6,928	238,877
CSG Systems International Inc.	5,943	148,991
CTS Corp.	5,771	102,897
CUI Global Inc. (a)	3,504	26,105
Cvent Inc. (a)	3,111	86,610
Cyan Inc. (a)	4,632	11,580
Cypress Semiconductor Corp.	26,871	383,718
Daktronics Inc.	6,536	81,765
Datalink Corp. (a)	3,452	44,531
Dealertrack Technologies Inc. (a)	9,135	404,772
Demand Media Inc. (a)	1,495	9,149
Demandware Inc. (a)	5,116	294,375
Dice Holdings Inc. (a)	6,696	67,027
Digi International Inc. (a)	4,021	37,355
Digimarc Corp.	1,112	30,191
Digital River Inc. (a)	5,563	137,573

See accompanying notes to financial statements.	63

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Diodes Inc. (a)	6,178	$170,327
Dot Hill Systems Corp. (a)	10,275	45,416
DSP Group Inc. (a)	3,748	40,741
DTS Inc. (a)	2,895	89,021
E2open Inc. (a)	4,130	39,689
EarthLink Holdings Corp.	17,437	76,548
Eastman Kodak Co. (a)	3,069	66,628
Ebix Inc.	5,225	88,773
Electro Rent Corp.	2,769	38,877
Electro Scientific Industries Inc.	4,235	32,864
Electronics for Imaging Inc. (a)	7,944	340,242
Ellie Mae Inc. (a)	4,794	193,294
Emulex Corp. (a)	12,221	69,293
Endurance International Group Holdings Inc. (a)	5,104	94,067
EnerNOC Inc. (a)	4,699	72,600
Entegris Inc. (a)	23,701	313,090
Entropic Communications Inc. (a)	15,590	39,443
Envestnet Inc. (a)	5,798	284,914
EPAM Systems Inc. (a)	6,073	289,986
EPIQ Systems Inc.	5,317	90,814
ePlus Inc. (a)	886	67,061
Euronet Worldwide Inc. (a)	8,722	478,838
EVERTEC Inc.	11,206	247,989
Everyday Health Inc. (a)	1,301	19,190
Exar Corp. (a)	6,677	68,105
Exlservice Holdings Inc. (a)	5,623	161,436
Extreme Networks Inc. (a)	16,553	58,432
Fabrinet (a)	5,954	105,624
Fair Isaac Corp.	5,513	398,590
Fairchild Semiconductor International Inc. (a)	21,276	359,139
FARO Technologies Inc. (a)	2,958	185,407
FEI Co.	7,203	650,791
Finisar Corp. (a)	17,603	341,674
Five9 Inc. (a)	2,044	9,157
Fleetmatics Group Ltd. PLC (a)	6,361	225,752
Formfactor Inc. (a)	9,379	80,659
Forrester Research Inc.	1,907	75,060
Gerber Scientific Inc. Escrow Shares (a) (b)	4,900	0
Gigamon Inc. (a)	4,193	74,342
Global Cash Access Holdings Inc. (a)	11,513	82,318
Globant SA (a)	1,057	16,510
Glu Mobile Inc. (a)	15,597	60,828
Gogo Inc. (a)	9,577	158,308
GrubHub Inc. (a)	1,548	56,223
GSI Group Inc. (a)	5,125	75,440
GTT Communications Inc. (a)	2,651	35,073
Guidance Software Inc. (a)	3,097	22,453
Guidewire Software Inc. (a)	11,589	586,751
Hackett Group Inc., The	4,401	38,685
Harmonic Inc. (a)	14,947	104,778
Heartland Payment Systems Inc.	6,159	332,278
Higher One Holdings Inc. (a)	6,280	26,439
HubSpot Inc. (a)	954	32,064
iGate Corp. (a)	6,340	250,303

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
II-VI Inc. (a)	8,935	$121,963
Immersion Corp. (a)	4,954	46,914
Imperva Inc. (a)	3,767	186,203
Infinera Corp. (a)	20,856	307,000
Infoblox Inc. (a)	9,203	185,993
Information Services Group Inc. (a)	5,507	23,240
Inphi Corp. (a)	5,412	100,014
Insight Enterprises Inc. (a)	7,017	181,670
Integrated Device Technology Inc. (a)	22,754	445,978
Integrated Silicon Solution Inc.	5,162	85,534
Interactive Intelligence Group (a)	2,840	136,036
InterDigital Inc.	6,332	334,963
Internap Corp. (a)	9,583	76,281
International Rectifier Corp. (a)	12,158	485,104
Intersil Corp. Class A	21,874	316,517
Intevac Inc. (a)	4,000	31,080
Intralinks Holdings Inc. (a)	6,688	79,587
InvenSense Inc. (a)	12,104	196,811
Itron Inc. (a)	6,684	282,666
Ixia (a)	9,927	111,679
IXYS Corp.	4,171	52,555
j2 Global Inc.	8,107	502,634
Jive Software Inc. (a)	7,437	44,845
Kemet Corp. (a)	7,855	32,991
Kimball Electronics Inc. (a)	4,396	52,840
Kofax Ltd. (a)	12,589	88,501
Kopin Corp. (a)	11,495	41,612
KVH Industries Inc. (a)	2,791	35,306
Lattice Semiconductor Corp. (a)	20,232	139,398
Limelight Networks Inc. (a)	10,061	27,869
Lionbridge Technologies Inc. (a)	11,154	64,136
Liquidity Services Inc. (a)	4,196	34,281
Littelfuse Inc.	3,834	370,633
LivePerson Inc. (a)	9,262	130,594
LogMeIn Inc. (a)	4,139	204,218
Luxoft Holding Inc. (a)	1,361	52,412
M/A-COM Technology Solutions Holdings Inc. (a)	2,079	65,031
Manhattan Associates Inc. (a)	12,924	526,265
ManTech International Corp. Class A	4,167	125,968
Marchex Inc. Class B	5,657	25,966
Marin Software Inc. (a)	4,531	38,332
Marketo Inc. (a)	4,387	143,543
Mavenir Systems Inc. (a)	1,895	25,696
MAXIMUS Inc.	11,592	635,705
MaxLinear Inc. Class A (a)	4,792	35,509
Maxwell Technologies Inc. (a)	5,197	47,397
Mentor Graphics Corp.	16,517	362,053
Mercury Systems Inc. (a)	5,677	79,024
Mesa Laboratories Inc.	470	36,336
Methode Electronics Inc.	6,460	235,855
Micrel Inc.	7,640	110,856
Microsemi Corp. (a)	16,182	459,245
MicroStrategy Inc. (a)	1,549	251,558
Millennial Media Inc. (a)	13,048	20,877
MKS Instruments Inc.	9,103	333,170

64	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
MobileIron Inc. (a)	1,995	$19,870
Model N Inc. (a)	3,298	35,025
ModusLink Global Solutions Inc. (a)	6,349	23,809
MoneyGram International Inc. (a)	5,028	45,705
Monolithic Power Systems Inc.	6,568	326,692
Monotype Imaging Holdings Inc.	6,705	193,305
Monster Worldwide Inc. (a)	15,614	72,137
MTS Systems Corp.	2,569	192,752
Multi-Fineline Electronix Inc. (a)	1,548	17,384
Nanometrics Inc. (a)	4,059	68,272
Netgear Inc. (a)	5,887	209,459
NetScout Systems Inc. (a)	6,242	228,083
NeuStar Inc. Class A (a)	3,878	107,808
Newport Corp. (a)	6,858	131,056
NIC Inc.	11,110	199,869
Nimble Storage Inc. (a)	1,603	44,082
NumereX Corp. Class A (a)	2,575	28,480
NVE Corp. (a)	840	59,464
Oclaro Inc. (a)	16,065	28,596
Omnivision Technologies Inc. (a)	9,529	247,754
Opower Inc. (a)	1,332	18,954
OSI Systems Inc. (a)	3,402	240,760
Park City Group Inc. (a)	1,608	14,504
Park Electrochemical Corp.	3,558	88,701
ParkerVision Inc. (a)	16,018	14,575
Paycom Software Inc. (a)	1,099	28,937
PC Connection Inc.	1,609	39,501
PDF Solutions Inc. (a)	5,293	78,654
Pegasystems Inc.	6,060	125,866
Perficient Inc. (a)	5,873	109,414
Pericom Semiconductor Corp. (a)	3,716	50,315
Photronics Inc. (a)	10,542	87,604
Plantronics Inc.	7,257	384,766
Plexus Corp. (a)	5,769	237,740
PMC-Sierra Inc. (a)	29,525	270,449
Polycom Inc. (a)	23,531	317,668
Power Integrations Inc.	5,182	268,117
PRGX Global Inc. (a)	4,944	28,280
Procera Networks Inc. (a)	3,582	25,755
Progress Software Corp. (a)	8,749	236,398
Proofpoint Inc. (a)	6,301	303,897
PROS Holdings Inc. (a)	4,027	110,662
Q2 Holdings Inc. (a)	1,694	31,915
QAD Inc. Class A	1,050	23,751
QLIK Technologies Inc. (a)	15,287	472,215
QLogic Corp. (a)	14,825	197,469
Qualys Inc. (a)	3,401	128,388
Quantum Corp. (a)	37,953	66,797
QuickLogic Corp. (a)	9,449	29,670
QuinStreet Inc. (a)	5,956	36,153
Rally Software Development Corp. (a)	4,295	48,834
Rambus Inc. (a)	19,474	215,967
RealD Inc. (a)	6,845	80,771
Realnetworks Inc. (a)	3,704	26,076
RealPage Inc. (a)	8,796	193,160
Reis Inc.	1,438	37,632

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
RF Micro Devices Inc. (a)	48,796	$809,526
Rightside Group Ltd. (a)	1,495	10,046
Rocket Fuel Inc. (a)	3,187	51,374
Rofin-Sinar Technologies Inc. (a)	4,806	138,269
Rogers Corp. (a)	3,088	251,487
Rosetta Stone Inc. (a)	3,636	35,487
Rubicon Project Inc., The (a)	1,353	21,837
Rubicon Technology Inc. (a)	4,501	20,570
Ruckus Wireless Inc. (a)	11,061	132,953
Rudolph Technologies Inc. (a)	5,612	57,411
Sanmina Corp. (a)	13,997	329,349
Sapiens International Corp. NV (a)	4,183	30,829
Sapient Corp. (a)	19,702	490,186
ScanSource Inc. (a)	4,847	194,656
Science Applications International Corp.	6,823	337,943
SciQuest Inc. (a)	4,755	68,710
SeaChange International Inc. (a)	5,604	35,754
Semtech Corp. (a)	11,454	315,787
ServiceSource International Inc. (a)	11,728	54,887
ShoreTel Inc. (a)	10,611	77,991
Shutterstock Inc. (a)	2,614	180,627
Silicon Graphics International Corp. (a)	5,827	66,311
Silicon Image Inc. (a)	13,300	73,416
Silicon Laboratories Inc. (a)	7,407	352,721
Silver Spring Networks Inc. (a)	6,041	50,926
Sonus Networks Inc. (a)	42,086	167,081
Spansion Inc. Class A (a)	10,296	352,329
Speed Commerce Inc. (a)	8,521	26,330
SPS Commerce Inc. (a)	2,773	157,035
SS&C Technologies Holdings Inc.	11,616	679,420
Stamps.com Inc. (a)	2,410	115,656
Super Micro Computer Inc. (a)	5,899	205,757
Sykes Enterprises Inc. (a)	6,776	159,033
Synaptics Inc. (a)	6,146	423,091
Synchronoss Technologies Inc. (a)	6,006	251,411
SYNNEX Corp.	4,846	378,763
Syntel Inc. (a)	5,347	240,508
Take-Two Interactive Software Inc. (a)	14,247	399,343
Tangoe Inc. (a)	6,696	87,249
TechTarget (a)	2,827	32,143
TeleCommunication Systems Inc. Class A (a)	8,063	25,157
TeleNav Inc. (a)	4,601	30,689
TeleTech Holdings Inc. (a)	3,041	72,011
TESSCO Technologies Inc.	991	28,739
Tessera Technologies Inc.	9,075	324,522
Textura Corp. (a)	3,159	89,937
TiVo Inc. (a)	17,510	207,318
Travelzoo Inc. (a)	1,285	16,217
Tremor Video Inc. (a)	6,076	17,438
TriQuint Semiconductor Inc. (a)	29,198	804,405
TrueCar Inc. (a)	1,338	30,640
Trulia Inc. (a)	6,296	289,805
TTM Technologies Inc. (a)	9,291	69,961
TubeMogul Inc. (a)	546	12,312

See accompanying notes to financial statements.	65

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Information Technology (Cont.)
Tyler Technologies Inc. (a)	5,633	$616,476
Ubiquiti Networks Inc.	5,045	149,534
Ultimate Software Group Inc., The (a)	4,838	710,291
Ultra Clean Holdings Inc. (a)	5,060	46,957
Ultratech Inc. (a)	4,741	87,993
Unisys Corp. (a)	8,769	258,510
Universal Display Corp. (a)	6,942	192,640
Unwired Planet Inc. (a)	17,167	17,167
Varonis Systems Inc. (a)	946	31,057
VASCO Data Security International Inc. (a)	5,011	141,360
Veeco Instruments Inc. (a)	6,818	237,812
Verint Systems Inc. (a)	10,201	594,514
ViaSat Inc. (a)	7,048	444,235
Viasystems Group Inc. (a)	897	14,603
Violin Memory Inc. (a)	13,820	66,198
Virnetx Holding Corp. (a)	7,505	41,202
Virtusa Corp. (a)	4,459	185,807
Vishay Precision Group Inc. (a)	2,191	37,598
Vitesse Semiconductor Corp. (a)	9,616	36,348
Vringo Inc. (a)	12,442	6,844
Web.com Group Inc. (a)	8,820	167,492
WebMD Health Corp. (a)	6,593	260,753
WEX Inc. (a)	6,637	656,532
Wix.com Ltd. (a)	2,404	50,484
Xcerra Corp. (a)	8,975	82,211
XO Group Inc. (a)	4,598	83,730
Xoom Corp. (a)	5,363	93,906
Yodlee Inc. (a)	1,136	13,859
YuMe Inc. (a)	3,085	15,548
Zendesk Inc. (a)	1,962	47,814
Zix Corp. (a)	10,536	37,930

		53,739,107

Materials (4.45%)
A. Schulman Inc.	4,949	200,583
Advanced Emissions Solutions Inc. (a)	3,697	84,255
AEP Industries Inc. (a)	709	41,225
AK Steel Holding Corp. (a) (c)	30,374	180,422
Allied Nevada Gold Corp. (a)	20,809	18,104
AM Castle & Co. (a)	3,148	25,121
American Vanguard Corp.	5,009	58,205
Ampco-Pittsburgh Corp.	1,415	27,239
Axiall Corp.	11,921	506,286
Balchem Corp.	5,185	345,528
Berry Plastics Group Inc. (a)	15,358	484,545
Boise Cascade Co. (a)	6,744	250,540
Calgon Carbon Corp. (a)	9,064	188,350
Century Aluminum Co. (a)	8,744	213,354
Chase Corp.	1,165	41,928
Chemtura Corp. (a)	14,553	359,896
Clearwater Paper Corp. (a)	3,496	239,651
Coeur Mining Inc. (a)	17,627	90,074
Commercial Metals Co.	20,046	326,549
Deltic Timber Corp.	1,908	130,507
Ferro Corp. (a)	12,323	159,706

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Flotek Industries Inc. (a)	9,236	$172,990
FutureFuel Corp.	3,768	49,059
Globe Specialty Metals Inc.	10,858	187,083
Gold Resource Corp.	6,550	22,139
Graphic Packaging Holding Co. (a)	55,852	760,704
Handy & Harman Ltd. (a)	697	32,083
Hawkins Inc.	1,799	77,951
Haynes International Inc.	2,124	103,014
HB Fuller Co.	8,550	380,732
Headwaters Inc. (a)	12,479	187,060
Hecla Mining Co.	62,513	174,411
Horsehead Holding Corp. (a)	8,616	136,391
Innophos Holdings Inc.	3,742	218,720
Innospec Inc.	4,146	177,034
Intrepid Potash Inc. (a)	9,501	131,874
Kaiser Aluminum Corp.	3,070	219,290
Kapstone Paper and Packaging Corp.	14,477	424,321
KMG Chemicals Inc.	1,637	32,740
Koppers Holdings Inc.	3,477	90,332
Kraton Performance Polymers Inc. (a)	5,609	116,611
Kronos Worldwide Inc.	3,556	46,299
Landec Corp. (a)	4,652	64,244
Louisiana-Pacific Corp. (a)	24,149	399,907
LSB Industries Inc. (a)	3,315	104,224
Marrone Bio Innovations Inc. (a)	2,185	7,888
Materion Corp.	3,524	124,151
Minerals Technologies Inc.	5,884	408,644
Molycorp Inc. (a)	31,572	27,802
Myers Industries Inc.	4,450	78,320
Neenah Paper Inc.	2,831	170,624
Noranda Aluminum Holding Corp.	7,534	26,520
Olin Corp.	13,497	307,327
Olympic Steel Inc.	1,518	26,990
OM Group Inc.	5,494	163,721
Omnova Solutions Inc. (a)	8,042	65,462
P. H. Glatfelter Co.	7,382	188,758
PolyOne Corp.	16,061	608,873
Quaker Chemical Corp.	2,244	206,538
Rentech Inc. (a)	39,826	50,181
Resolute Forest Products (a)	11,110	195,647
RTI International Metals Inc. (a)	5,277	133,297
Ryerson Holding Corp. (a)	1,825	18,122
Schnitzer Steel Industries Inc. Class A	4,472	100,888
Schweitzer-Mauduit International Inc.	5,253	222,202
Senomyx Inc. (a)	7,351	44,180
Sensient Technologies Corp.	8,455	510,175
Stepan Co.	3,294	132,024
Stillwater Mining Co. (a)	20,436	301,227
SunCoke Energy Inc.	11,301	218,561
Trecora Resources (a)	3,288	48,334
Tredegar Corp.	4,212	94,728
Trinseo SA (a)	1,893	33,033
Tronox Ltd. Class A	10,441	249,331
UFP Technologies Inc. (a)	1,027	25,249
United States Lime & Minerals Inc.	328	23,898

66	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Materials (Cont.)
Universal Stainless & Alloy Products Inc. (a)	1,218	$30,633
US Concrete Inc. (a)	2,416	68,735
Walter Energy Inc.	11,332	15,638
Wausau Paper Corp.	7,225	82,148
Worthington Industries Inc.	8,780	264,190
Zep Inc.	3,895	59,009

		13,614,329

Telecommunication Services (0.76%)
8x8 Inc. (a)	15,171	138,966
Atlantic Tele-Network Inc.	1,598	108,010
Boingo Wireless Inc. (a)	3,969	30,442
Cincinnati Bell Inc. (a)	36,433	116,221
Cogent Communications Holdings Inc.	7,913	280,041
Consolidated Communications Holdings Inc.	8,582	238,837
FairPoint Communications Inc. (a)	3,552	50,474
General Communication Inc. Class A (a)	6,183	85,016
Globalstar Inc. (a)	46,409	127,625
Hawaiian Telcom Holdco Inc. (a)	1,801	49,654
IDT Corp. Class B	2,880	58,493
inContact Inc. (a)	10,490	92,207
Inteliquent Inc.	5,523	108,416
Intelsat SA (a)	4,698	81,557
Iridium Communications Inc. (a)	13,914	135,662
Leap Wireless International Inc. Contingent Value Rights (a) (b)	9,775	15,396
Lumos Networks Corp.	3,221	54,177
magicJack VocalTec Ltd. (a)	3,125	25,375
NTELOS Holdings Corp.	2,848	11,933
Orbcomm Inc. (a)	9,099	59,507
Premiere Global Services Inc. (a)	8,257	87,689
RingCentral Inc. Class A (a)	4,847	72,317
Shenandoah Telecommunications Co.	4,124	128,875
Spok Holdings Inc.	3,666	63,642
Vonage Holdings Corp. (a)	29,610	112,814

		2,333,346

Utilities (3.49%)
Abengoa Yield PLC	4,910	134,141
ALLETE Inc.	7,542	415,870
American States Water Co.	6,608	248,857
Artesian Resources Corp. Class A	1,360	30,722
Atlantic Power Corp.	20,150	54,606
Avista Corp.	10,268	362,974
Black Hills Corp.	7,608	403,528
California Water Service Group	8,169	201,039
Chesapeake Utilities Corp.	2,502	124,249
Cleco Corp.	10,312	562,416
Connecticut Water Service Inc.	1,863	67,608
Dynegy Inc. (a)	20,959	636,106
El Paso Electric Co.	6,901	276,454
Empire District Electric Co., The	7,408	220,314

	Shares	Value
Common Stocks (Cont.)
Utilities (Cont.)
Idacorp Inc.	8,586	$568,307
Laclede Group Inc., The	7,343	390,648
MGE Energy Inc.	5,929	270,422
Middlesex Water Co.	2,735	63,069
New Jersey Resources Corp.	7,173	438,988
Northwest Natural Gas Co.	4,608	229,939
NorthWestern Corp.	7,978	451,395
NRG Yield Inc. Class A	4,087	192,661
ONE Gas Inc.	8,851	364,838
Ormat Technologies Inc.	3,008	81,757
Otter Tail Corp.	6,193	191,735
Pattern Energy Group Inc.	6,767	166,874
Piedmont Natural Gas Company Inc.	13,290	523,759
PNM Resources Inc.	13,572	402,138
Portland General Electric Co.	13,356	505,257
SJW Corp.	2,701	86,756
South Jersey Industries Inc.	5,628	331,658
Southwest Gas Corp.	7,948	491,266
Spark Energy Inc. Class A	473	6,665
Terraform Power Inc. Class A	3,938	121,605
UIL Holdings Corp.	9,650	420,161
Unitil Corp.	2,375	87,091
Vivint Solar Inc. (a)	3,395	31,302
WGL Holdings Inc.	8,845	483,114
York Water Co., The	2,219	51,503

		10,691,792

Total Common Stocks
(cost $226,033,755)		301,079,119

Short-term Investments (1.64%)
State Street Institutional U.S. Government Money Market Fund (a)	5,010,422	5,010,422

Total Short-term Investments
(cost $5,010,422)		5,010,422

TOTAL INVESTMENTS (99.97%)
(cost $231,044,177)		306,089,541
CASH (d) AND OTHER ASSETS, NET OF LIABILITIES (0.03%)		105,311

NET ASSETS (100.00%)		$306,194,852

(a)	Non-income producing security.

(b)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

(c)	At December 31, 2014, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

(d)	At December 31, 2014, cash in the amount of $75,000 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

See accompanying notes to financial statements.	67

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	44	March 2015	$5,127,681	$5,283,080	$ 155,399

68	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Common Stocks (a) (98.60%)
Australia (7.43%)
AGL Energy Ltd.	16,129	$175,919
ALS Ltd.	9,033	39,129
Alumina Ltd. (b)	60,921	88,012
Amcor Ltd.	28,086	309,011
AMP Ltd.	69,890	311,273
APA Group	25,201	152,347
Asciano Ltd.	23,966	117,368
ASX Ltd.	4,386	130,854
Aurizon Holdings Ltd.	49,048	183,551
AusNet Services	44,826	48,429
Australia & New Zealand Banking Group Ltd.	64,013	1,665,614
Bank of Queensland Ltd.	8,650	85,219
Bendigo and Adelaide Bank Ltd.	9,875	102,680
BHP Billiton Ltd.	75,067	1,774,781
Boral Ltd.	18,123	77,772
Brambles Ltd.	36,171	311,585
Caltex Australia Ltd.	3,404	94,451
Coca-Cola Amatil Ltd.	13,053	98,551
Cochlear Ltd.	1,394	87,943
Commonwealth Bank of Australia	37,712	2,620,182
Computershare Ltd.	11,101	106,188
Crown Resorts Ltd.	8,586	88,302
CSL Ltd.	10,945	768,839
Dexus Property Group	21,324	120,712
Federation Centres	30,530	71,082
Flight Centre Travel Group Ltd.	1,134	30,018
Fortescue Metals Group Ltd.	35,894	78,810
Goodman Group	40,027	184,880
GPT Group	38,305	135,563
Harvey Norman Holdings Ltd.	13,901	37,944
Healthscope Ltd. (b)	24,868	54,940
Iluka Resources Ltd.	10,050	48,266
Incitec Pivot Ltd.	40,008	103,489
Insurance Australia Group Ltd.	55,173	280,142
James Hardie Industries PLC	10,517	112,272
Leighton Holdings Ltd.	2,409	43,864
Lend Lease Corp. Ltd.	12,135	161,624
Macquarie Group Ltd.	6,890	324,911
Medibank Private Ltd. (b)	64,241	126,396
Metcash Ltd.	21,564	32,499
Mirvac Group	86,117	124,573
National Australia Bank Ltd.	55,336	1,509,027
Newcrest Mining Ltd. (b)	18,422	162,094
Novion Property Group Pty Ltd.	46,115	79,263
Orica Ltd.	8,751	134,097
Origin Energy Ltd.	24,967	236,224
Qantas Airways Ltd. (b)	14,767	28,682
QBE Insurance Group Ltd.	31,214	283,435
Ramsay Health Care Ltd.	2,962	137,313
REA Group Ltd.	1,076	39,451
Rio Tinto Ltd.	10,323	483,952
Santos Ltd.	23,293	155,592
Scentre Group (b)	124,632	353,104
Seek Ltd.	7,827	109,141
Sonic Healthcare Ltd.	8,775	132,016

	Shares	Value
Common Stocks (Cont.)
Australia (Cont.)
Stockland	53,807	$179,817
Suncorp Group Ltd.	30,504	348,471
Sydney Airport	25,709	98,427
Tabcorp Holding Ltd.	17,309	58,430
Tatts Group Ltd.	34,276	96,401
Telstra Corp. Ltd.	102,066	495,513
Toll Holdings Ltd.	16,834	80,189
TPG Telecom Ltd.	6,552	35,841
Transurban Group	42,550	296,519
Treasury Wine Estates Ltd.	16,926	65,330
Wesfarmers Ltd.	26,424	894,654
Westfield Corp.	46,839	343,347
Westpac Banking Corp.	72,669	1,954,489
Woodside Petroleum Ltd.	17,222	532,630
Woolworths Ltd.	29,075	722,502
WorleyParsons Ltd.	5,088	41,678

		21,597,614

Austria (0.20%)
Andritz AG	1,796	98,737
Erste Group Bank AG	6,580	153,042
Immoeast AG Interim Shares (b) (c)	11,178	0
Immofinanz AG (b)	21,096	53,130
Immofinanz AG Interim Shares (b) (c)	9,273	0
OMV AG	3,595	95,459
Raiffeisen Bank International AG	2,781	42,494
Vienna Insurance Group AG	960	42,906
VoestAlpine AG	2,771	109,491

		595,259

Belgium (1.29%)
Ageas	5,080	180,618
Anheuser-Busch InBev NV	18,794	2,115,102
Belgacom SA	3,718	134,903
Colruyt SA	1,633	75,917
Delhaize Group	2,323	169,173
Groupe Bruxelles Lambert SA	1,915	163,388
KBC GROEP NV (b)	5,812	324,368
Solvay SA	1,367	184,976
Telenet Group Holding NV (b)	1,205	67,622
UCB SA	2,932	222,942
Umicore SA	2,546	102,452

		3,741,461

Denmark (1.50%)
A P Moller-Maersk A/S Class A	87	166,486
A P Moller-Maersk A/S Class B	167	332,155
Carlsberg A/S Class B	2,478	190,310
Coloplast A/S Class B	2,610	218,416
Danske Bank A/S	15,243	412,107
DSV A/S	4,091	124,567
ISS A/S (b)	2,060	59,128
Novo Nordisk A/S Class B	46,640	1,972,861
Novozymes A/S B Shares	5,487	230,967
Pandora A/S	2,683	217,476

See accompanying notes to financial statements.	69

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Denmark (Cont.)
TDC A/S	19,120	$145,826
Tryg A/S	506	56,539
Vestas Wind Systems A/S (b)	5,293	192,224
William Demant Holding A/S (b)	534	40,489

		4,359,551

Finland (0.90%)
Elisa OYJ	3,370	91,984
Fortum OYJ	10,232	222,153
Kone Corp. OYJ Class B	7,260	330,531
Metso OYJ	2,845	85,178
Neste Oil OYJ	3,247	79,089
Nokia OYJ	87,779	694,227
Nokian Renkaat OYJ	2,726	66,497
Orion OYJ Class B	2,451	76,227
Sampo OYJ A Shares	10,457	489,537
Stora Enso OYJ R Shares	12,578	112,459
UPM-Kymmene OYJ	12,228	200,394
Wartsila OYJ Class B	3,488	156,117

		2,604,393

France (9.32%)
Accor SA	4,028	181,062
Aeroports de Paris (ADP)	670	81,020
Air Liquide SA	8,057	996,970
Airbus Group NV	13,575	671,121
Alcatel-Lucent (b)	63,967	228,825
Alstom SA (b)	5,082	163,908
Arkema	1,522	100,660
AtoS	1,849	146,913
AXA SA	42,324	975,275
BNP Paribas SA	24,574	1,450,703
Bollore	12,800	58,292
Bouygues SA	4,001	144,469
Bureau Veritas SA	5,016	111,134
Cap Gemini SA	3,293	235,506
Carrefour SA	14,432	439,186
Casino Guichard Perrachon SA	1,331	122,405
Christian Dior SA	1,298	222,137
Cie Generale des Etablissements Michelin Class B	4,410	398,076
CNP Assurances	4,035	71,533
Compagnie de Saint-Gobain	10,470	443,518
Credit Agricole SA	23,821	307,494
Danone	13,489	881,885
Dassault Systemes SA	2,986	182,087
Edenred	4,918	136,012
Electricite de France	5,505	151,544
Essilor International SA	4,688	522,803
Eurazeo SA	886	62,052
Eutelsat Communications	3,625	117,231
Fonciere des Regions	674	62,295
GDF Suez	34,132	795,925
Gecina SA	609	76,026
Groupe Eurotunnel SA	11,022	142,296
Hermes International	614	218,635

	Shares	Value
Common Stocks (Cont.)
France (Cont.)
ICADE	798	$63,850
Iliad SA	620	148,847
Imerys SA	864	63,565
JC Decaux SA	1,551	53,402
Kering	1,723	331,110
Klepierre	2,449	105,156
Lafarge SA	4,234	297,227
Lagardere SCA	2,775	72,266
Legrand SA	6,259	328,336
L’Oreal SA	5,861	980,966
LVMH Moet Hennessy Louis Vuitton SA	6,467	1,024,383
Natixis SA	21,249	140,214
Numericable (b)	2,290	113,733
Orange	43,205	734,775
Pernod Ricard SA	4,994	555,021
Peugeot SA (b)	9,253	113,371
Publicis Groupe	4,334	310,814
Remy Cointreau SA	671	44,769
Renault SA	4,551	331,478
Rexel SA	6,337	113,534
Safran SA	6,326	390,282
Sanofi	27,788	2,533,444
Schneider Electric SE (Paris)	12,293	895,290
SCOR SE	3,600	109,081
SES	6,990	250,801
Societe BIC SA	703	93,234
Societe Generale	17,036	712,959
Sodexo	2,169	212,311
STMicroelectronics NV	15,749	117,512
Suez Environnement Co.	6,744	117,502
Technip SA	2,451	146,000
Thales SA	2,226	120,443
Total SA	50,008	2,562,010
Valeo SA	1,713	213,149
Vallourec SA	2,527	68,486
Veolia Environnement	9,693	171,690
Vinci SA	11,352	619,848
Vivendi	28,533	710,201
Wendel	766	85,826
Zodiac Aerospace	4,225	142,246

		27,098,130

Germany (8.52%)
Adidas AG	4,919	341,603
Allianz SE Reg.	10,644	1,762,924
Axel Springer SE	996	60,073
BASF SE	21,415	1,796,310
Bayer AG	19,321	2,633,615
Bayerische Motoren Werke (BMW) AG	7,777	839,280
Beiersdorf AG	2,400	194,866
Brenntag AG	3,582	200,270
Celesio AG	1,115	35,937
Commerzbank AG (b)	22,525	295,451
Continental AG	2,523	532,158
Daimler AG Registered Shares	22,510	1,869,547

70	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Germany (Cont.)
Deutsche Annington Immobilien SE	5,608	$190,401
Deutsche Bank AG Reg.	32,281	966,633
Deutsche Boerse AG	4,377	311,038
Deutsche Lufthansa AG Reg.	5,099	84,495
Deutsche Post AG	22,803	740,229
Deutsche Telekom AG	74,081	1,185,320
Deutsche Wohnen AG	6,296	148,521
E.ON SE	47,177	806,334
Fraport AG	916	52,855
Fresenius Medical Care AG & Co. KGaA	5,039	376,095
Fresenius SE & Co. KGaA	8,769	455,936
GEA Group AG	4,266	187,560
Hannover Rueck SE	1,339	120,793
HeidelbergCement AG	3,275	231,149
Henkel AG & Co. KGaA	2,757	267,066
Hugo Boss AG	962	117,683
Infineon Technologies AG	26,568	281,139
K+S AG Reg.	4,203	115,982
Kabel Deutschland Holding AG (b)	526	71,283
Lanxess AG	2,154	99,757
Linde AG	4,287	789,675
MAN AG	832	92,659
Merck KGaA	3,086	290,418
Metro AG (b)	3,815	116,616
Muenchener Rueckversicherungs- Gesellschaft AG Reg.	4,046	805,710
Osram Licht AG (b)	2,093	82,171
ProsiebenSat.1 Media AG Reg.	5,053	211,131
QIAGEN NV (b)	5,683	132,374
RTL Group SA	864	82,388
RWE AG	11,474	354,141
SAP SE	21,483	1,500,123
Siemens AG Reg.	18,428	2,067,693
Symrise AG	2,828	170,373
Telefonica Deutschland Holding AG	13,730	72,767
ThyssenKrupp AG (b)	10,737	273,513
TUI AG (b)	5,847	96,602
United Internet AG Reg.	2,893	130,315
Volkswagen AG	673	145,909

		24,786,881

Hong Kong (3.11%)
AIA Group Ltd.	281,554	1,547,501
ASM Pacific Technology Ltd.	5,900	56,176
Bank of East Asia Ltd.	29,625	119,165
BOC Hong Kong Holdings Ltd.	86,500	287,675
Cathay Pacific Airways Ltd.	29,000	63,154
Cheung Kong Holdings Ltd.	32,000	536,721
Cheung Kong Infrastructure Holdings Ltd.	15,000	110,595
CLP Holdings Ltd.	44,783	388,659
First Pacific Company Ltd.	58,500	57,694
Galaxy Entertainment Group Ltd.	55,000	305,619

	Shares	Value
Common Stocks (Cont.)
Hong Kong (Cont.)
Hang Lung Properties Ltd.	54,000	$150,644
Hang Seng Bank Ltd.	17,674	293,750
Henderson Land Development Co. Ltd.	24,439	169,545
HKT Trust and HKT Ltd.	61,100	79,301
Hong Kong & China Gas Co. Ltd.	147,841	336,074
Hong Kong Exchanges & Clearing Ltd.	26,000	573,995
Hutchison Whampoa Ltd.	50,210	574,622
Hysan Development Co. Ltd.	16,000	71,008
Kerry Properties Ltd.	14,000	50,415
Li & Fung Ltd.	142,000	132,445
Link REIT, The	53,500	333,269
MGM China Holdings Ltd.	23,600	59,588
MTR Corporation Ltd.	32,500	132,966
New World Development Company Ltd.	123,714	142,025
NWS Holdings Ltd.	36,327	66,446
PCCW Ltd.	101,000	69,029
Power Assets Holdings Ltd.	32,000	309,171
Sands China Ltd.	56,400	274,923
Shangri-La Asia Ltd.	26,960	36,874
Sino Land Co. Ltd.	72,600	115,800
SJM Holdings Ltd.	48,000	75,515
Sun Hung Kai Properties Ltd.	38,000	575,717
Swire Pacific Ltd. Class A	15,000	194,707
Swire Properties Ltd.	26,400	77,849
Techtronic Industries Company Ltd.	32,500	104,263
WH Group Ltd. (b) (d)	80,500	45,804
Wharf Holdings Ltd., The	35,953	258,110
Wheelock and Co. Ltd.	22,000	102,145
Wynn Macau Ltd.	34,800	97,309
Yue Yuen Industrial Holdings Ltd.	18,500	66,403

		9,042,671

Ireland (0.35%)
Bank of Ireland (b)	622,939	233,783
CRH PLC (Dublin)	17,371	417,694
Kerry Group PLC Class A (Dublin)	3,634	251,059
Ryanair Holdings PLC (b)	10,018	118,850

		1,021,386

Israel (0.58%)
Bank Hapoalim B.M.	25,304	118,983
Bank Leumi Le-Israel (b)	30,149	102,995
Bezeq The Israeli Telecommunication Corporation Ltd.	43,805	77,702
Delek Group Ltd.	101	25,334
Israel Chemicals Ltd.	10,564	76,010
Israel Corporation Ltd., The (b)	58	27,452
Mizrahi Tefahot Bank Ltd. (b)	2,895	30,297
NICE Systems Ltd.	1,480	74,849
Teva Pharmaceutical Industries Ltd.	19,987	1,145,751

		1,679,373

See accompanying notes to financial statements.	71

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Italy (2.11%)
Assicurazioni Generali SpA	27,562	$565,927
Atlantia SpA	9,727	226,074
Banca Monte dei Paschi di Siena SpA (b)	99,724	56,810
Banco Popolare Societa
Cooperativa (b)	8,104	97,505
CNH Industrial NV	21,818	176,618
Enel Green Power SpA	41,261	86,448
Enel SpA	151,660	676,027
Eni SpA	59,286	1,038,482
EXOR SpA	2,361	96,876
Finmeccanica SpA (b)	10,285	95,597
Intesa Sanpaolo	273,459	793,277
Luxottica Group SpA	3,821	209,463
Mediobanca SpA	14,187	115,277
Pirelli & C. SpA	5,997	80,884
Prysmian SpA	4,884	89,005
Saipem SpA (b)	6,534	68,494
Snam SpA	47,044	232,831
Telecom Italia SpA (b)	231,281	246,658
Tenaris SA	10,928	165,131
Terna - Rete Elettrica Nationale SpA	36,470	165,653
UBI Banca - Unione di Banche Italiane ScpA	20,407	145,956
UniCredit SpA	101,335	649,113
UnipolSai SpA	21,345	57,468

		6,135,574

Japan (21.00%)
ABC-Mart Inc.	600	29,026
ACOM Co. Ltd. (b)	10,800	32,971
Advantest Corp.	3,480	43,132
Aeon Co. Ltd.	14,700	147,727
Aeon Credit Service Co. Ltd.	2,800	55,303
Aeon Mall Co. Ltd.	2,800	49,619
Air Water Inc.	3,000	47,518
Aisin Seiki Co. Ltd.	4,400	158,085
Ajinomoto Co. Inc.	13,000	242,019
Alfresa Holdings Corp.	4,000	48,304
All Nippon Airways Co. Ltd.	27,000	66,761
Amada Co. Ltd.	9,000	77,119
Aozora Bank Ltd.	28,000	86,675
Asahi Glass Co. Ltd.	23,000	111,968
Asahi Group Holdings Ltd.	8,900	275,342
Asahi Kasei Corp.	29,000	264,550
ASICS Corp.	4,000	96,301
Astellas Pharma Inc.	50,600	704,458
Bandai Namco Holdings Inc.	4,100	86,802
Bank of Kyoto Ltd., The	8,000	66,877
Bank of Yokohama Ltd., The	27,000	146,645
Benesse Holdings Inc.	1,700	50,444
Bridgestone Corp.	15,000	520,229
Brother Industries Ltd.	5,600	101,513
CALBEE Inc.	1,600	55,115
Canon Inc.	26,200	832,734
Casio Computer Co. Ltd.	4,900	74,957

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Central Japan Railway Co.	3,400	$509,579
Chiba Bank Ltd., The	18,000	117,952
Chiyoda Corp.	4,000	33,140
Chubu Electric Power Co. Inc. (b)	14,800	173,915
Chugai Pharmaceutical Co. Ltd.	5,300	130,133
Chugoku Bank Ltd., The	4,000	54,524
Chugoku Electric Power Company Inc., The	7,300	95,444
Citizen Holdings Co. Ltd.	5,900	45,397
Colopl Inc.	1,000	22,472
Credit Saison Co. Ltd.	3,800	70,666
Dai Nippon Printing Co. Ltd.	13,000	117,085
Daicel Chemical Industries Ltd.	7,000	81,763
Daihatsu Motor Co. Ltd.	5,000	65,304
Dai-ichi Life Insurance Company Ltd.	25,200	382,532
Daiichi Sankyo Co. Ltd.	15,113	211,321
Daikin Industries Ltd.	5,400	346,270
Daito Trust Construction Co. Ltd.	1,700	192,844
Daiwa House Industry Co. Ltd.	14,000	264,477
Daiwa Securities Group Inc.	38,000	297,545
Denso Corp.	11,400	531,329
Dentsu Inc.	4,900	206,003
Don Quijote Holdings Co. Ltd.	1,400	96,246
East Japan Railway Co.	7,800	587,893
Eisai Co. Ltd.	5,800	224,304
Electric Power Development Co. Ltd.	2,480	83,802
FamilyMart Co. Ltd.	1,500	56,496
Fanuc Corp.	4,500	741,961
Fast Retailing Co. Ltd.	1,200	436,674
Fuji Electric Co. Ltd.	13,000	51,829
Fuji Heavy Industries Ltd.	13,600	481,249
FUJIFILM Holdings Corp.	10,600	323,443
Fujitsu Ltd.	44,000	234,593
Fukuoka Financial Group Inc.	18,000	92,798
GungHo Online Entertainment Inc. (b)	9,500	34,396
Gunma Bank Ltd.	8,000	51,916
Hachijuni Bank Ltd., The	10,000	64,236
Hakuhodo DY Holdings Inc.	5,900	56,463
Hamamatsu Photonics KK	1,700	80,925
Hankyu Hanshin Holdings Inc.	26,000	139,466
Hikari Tsushin Inc.	400	24,330
Hino Motors Ltd.	6,000	78,980
Hirose Electric Co. Ltd.	700	81,216
Hiroshima Bank Ltd., The	11,000	52,356
Hisamitsu Pharmaceutical Co. Inc.	1,500	47,299
Hitachi Chemical Co. Ltd.	2,500	44,167
Hitachi Construction Machinery Co. Ltd.	2,400	50,744
Hitachi High-Technologies Corp.	1,400	40,217
Hitachi Ltd.	113,000	834,026
Hitachi Metals Ltd.	5,000	84,954
Hokuhoku Financial Group Inc.	29,000	58,480
Hokuriku Electric Power Co.	4,100	52,359
Honda Motor Co. Ltd.	38,100	1,117,788
Hoya Corp.	10,000	338,248
Hulic Company Ltd.	5,900	58,983

72	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Ibiden Co. Ltd.	3,000	$44,298
Idemitsu Kosan Co. Ltd.	2,000	33,027
IHI Corp.	32,000	162,063
Iida Group Holdings Co. Ltd.	3,800	46,290
INPEX Corp.	20,700	230,452
Isetan Mitsukoshi Holdings Ltd.	7,880	97,509
Isuzu Motors Ltd.	14,000	170,524
Itochu Corp.	35,100	374,696
Itochu Techno-Solutions Corp.	600	21,171
Iyo Bank Ltd., The	6,000	64,984
J. Front Retailing Co. Ltd.	5,700	66,017
Japan Airlines Co. Ltd.	2,900	85,982
Japan Display Inc. (b)	8,500	25,942
Japan Exchange Group Inc.	6,100	142,198
Japan Prime Realty Investment Corp.	19	66,110
Japan Real Estate Investment Corp.	28	134,912
Japan Retail Fund Investment Corp.	57	120,457
Japan Tobacco Inc.	25,500	701,831
JFE Holdings Inc.	11,800	263,150
JGC Corp.	5,000	102,934
Joyo Bank Ltd., The	16,000	79,230
JSR Corp.	4,500	77,239
JTEKT Corp.	5,100	85,832
JX Holdings Inc.	53,900	209,758
Kajima Corp.	20,000	82,247
Kakaku.com Inc.	3,100	44,351
Kamigumi Co. Ltd.	6,000	53,447
Kaneka Corp.	7,000	37,508
Kansai Electric Power Company Inc., The (b)	16,800	159,820
Kansai Paint Co. Ltd.	5,000	77,460
Kao Corp.	12,100	477,158
Kawasaki Heavy Industries Ltd.	34,000	154,616
KDDI Corp.	13,700	860,689
Keihan Electric Railway Co. Ltd.	11,000	58,864
Keikyu Corp.	10,000	73,988
Keio Corp.	14,000	100,710
Keisei Electric Railway Co. Ltd.	7,000	85,116
Keyence Corp.	1,064	474,113
Kikkoman Corp.	3,000	73,527
Kintetsu Corp.	41,000	134,804
Kirin Holdings Co. Ltd.	19,300	239,820
Kobe Steel Ltd.	72,000	124,020
Koito Manufacturing Company Ltd.	2,000	61,184
Komatsu Ltd.	22,100	488,585
Konami Corp.	2,400	44,000
Konica Minolta Holdings Inc.	10,000	108,960
Kubota Corp.	26,000	377,384
Kuraray Co. Ltd.	7,600	86,350
Kurita Water Industries Ltd.	2,000	41,704
Kyocera Corp.	7,500	343,197
Kyowa Hakko Kirin Co. Ltd.	5,000	47,083
Kyushu Electric Power Co. Inc. (b)	10,000	100,152
Lawson Inc.	1,500	90,642
LIXIL Group Corp.	6,100	128,379
M3 Inc.	4,600	76,967

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Mabuchi Motor Co. Ltd.	1,200	$47,631
Makita Corp.	2,900	130,680
Marubeni Corp.	39,000	233,352
Marui Group Co. Ltd.	5,600	50,510
Maruichi Steel Tube Ltd.	1,100	23,412
Mazda Motor Corp.	12,300	295,392
McDonald’s Holdings Company Ltd. (Japan)	1,600	35,020
MEDIPAL HOLDINGS CORP.	3,300	38,543
MEIJI Holdings Company Ltd.	1,419	129,099
Minebea Co. Ltd.	7,000	103,375
Miraca Holdings Inc.	1,400	60,226
Mitsubishi Chemical Holdings Corp.	29,900	145,030
Mitsubishi Corp.	32,300	591,094
Mitsubishi Electric Corp.	45,000	534,512
Mitsubishi Estate Company Ltd.	29,000	611,055
Mitsubishi Gas Chemical Co. Inc.	9,000	45,170
Mitsubishi Heavy Industries Ltd.	71,000	391,820
Mitsubishi Logistics Corp.	3,000	43,632
Mitsubishi Materials Corp.	25,000	82,936
Mitsubishi Motors Corp.	14,400	131,551
Mitsubishi Tanabe Pharma Corp.	5,500	80,622
Mitsubishi UFJ Financial Group Inc.	296,060	1,626,620
Mitsubishi UFJ Lease & Finance Co. Ltd.	11,600	54,553
Mitsui & Co. Ltd.	39,900	534,386
Mitsui Chemicals Inc.	20,000	56,648
Mitsui Fudosan Co. Ltd.	22,000	589,942
Mitsui OSK Lines Ltd.	25,000	74,069
mixi Inc.	800	29,496
Mizuho Financial Group Inc.	533,500	894,307
MS&AD Insurance Group Holdings Inc.	11,700	277,269
Murata Manufacturing Co. Ltd.	4,800	523,780
Nabtesco Corp.	2,400	58,005
Nagoya Railroad Co. Ltd.	20,000	74,464
NEC Corp.	64,000	185,984
Nexon Co. Ltd.	2,800	26,102
NGK Insulators Ltd.	6,000	122,990
NGK Spark Plug Co. Ltd.	4,000	121,542
NH Foods Ltd.	4,000	87,513
NHK Spring Co. Ltd.	4,100	35,676
Nidec Corp.	5,000	322,928
Nikon Corp.	7,900	104,967
Nintendo Co. Ltd.	2,500	260,894
Nippon Building Fund Inc.	32	160,643
Nippon Electric Glass Co. Ltd.	10,000	44,998
Nippon Express Co. Ltd.	20,000	101,356
Nippon Paint Co. Ltd.	4,000	115,912
Nippon Prologis REIT Inc.	35	75,994
Nippon Steel Corp.	179,000	444,033
Nippon Telegraph & Telephone Corp.	8,800	449,527
Nippon Yusen KK	38,000	107,331
Nissan Motor Co. Ltd.	58,600	511,096
Nisshin Seifun Group Inc.	5,300	51,309
Nissin Foods Holdings Co. Ltd.	1,400	66,728
Nitori Holdings Co. Ltd.	1,600	85,966

See accompanying notes to financial statements.	73

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Nitto Denko Corp.	3,700	$206,739
NOK Corp.	2,500	63,634
Nomura Holdings Inc.	84,400	477,623
Nomura Real Estate Holdings Inc.	3,100	53,049
Nomura Research Institute Ltd.	2,800	85,638
NSK Ltd.	11,000	129,874
NTT Data Corp.	3,100	115,490
NTT DoCoMo Inc.	36,000	524,270
NTT Urban Development Corp.	2,900	29,205
Obayashi Corp.	16,000	103,139
Odakyu Electric Railway Co. Ltd.	15,000	132,872
Oji Paper Co. Ltd.	20,000	71,558
Olympus Corp. (b)	5,600	196,170
Omron Corp.	4,900	219,204
Ono Pharmaceutical Co. Ltd.	1,900	168,217
Oracle Corp. Japan	900	36,672
Oriental Land Co. Ltd.	1,200	276,737
Orix Corp.	30,600	385,033
Osaka Gas Co. Ltd.	43,000	160,603
OTSUKA Corp.	1,200	38,050
Otsuka Holdings Co. Ltd.	9,200	275,827
Panasonic Corp.	51,800	610,123
Park24 Co. Ltd.	2,000	29,443
Rakuten Inc. (b)	18,700	260,039
Recruit Holdings Co Ltd. (b)	3,400	97,646
Resona Holdings Inc.	51,100	258,132
Ricoh Co. Ltd.	16,700	168,821
RINNAI Corp.	800	53,754
Rohm Co. Ltd.	2,200	132,557
Sankyo Co. Ltd.	1,000	34,304
Sanrio Co. Ltd.	1,100	27,178
Santen Pharmaceutical Co. Ltd.	1,800	96,903
SBI Holdings Inc.	4,345	47,472
Secom Co. Ltd.	4,900	281,528
Sega Sammy Holdings Inc.	4,068	52,047
Seibu Holdings Inc.	2,500	50,970
Seiko Epson Corp.	3,200	133,901
Sekisui Chemical Co. Ltd.	10,000	120,310
Sekisui House Ltd.	13,000	171,054
Seven & I Holdings Co. Ltd.	17,440	627,340
Seven Bank Ltd.	11,900	49,950
Sharp Corp. (b)	37,000	81,855
Shikoku Electric Power Co. Inc. (b)	4,700	57,010
Shimadzu Corp.	6,000	61,032
Shimamura Co. Ltd.	500	43,148
Shimano Inc.	1,900	246,091
Shimizu Corp.	14,000	95,089
Shin-Etsu Chemical Co. Ltd.	9,500	618,447
Shinsei Bank Ltd.	39,000	67,876
Shionogi & Co. Ltd.	6,700	173,100
Shiseido Co. Ltd.	8,600	120,610
Shizuoka Bank Ltd., The	13,000	118,876
Showa Shell Sekiyu KK	4,300	42,357
SMC Corp.	1,300	340,891
Softbank Corp.	22,300	1,327,368

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Sompo Japan Nipponkoa Holdings Inc.	7,900	$198,667
Sony Corp.	24,700	504,108
Sony Financial Holdings Inc.	4,200	61,845
Stanley Electric Co. Ltd.	3,500	75,577
Sumitomo Chemical Co. Ltd.	36,000	141,722
Sumitomo Corp.	25,900	266,011
Sumitomo Dainippon Pharma Co. Ltd.	3,700	35,830
Sumitomo Electric Industries Ltd.	17,400	217,313
Sumitomo Heavy Industries Ltd.	14,000	75,306
Sumitomo Metal Mining Co. Ltd.	12,000	178,979
Sumitomo Mitsui Financial Group Inc.	29,500	1,066,505
Sumitomo Mitsui Trust Holdings Inc.	79,000	302,593
Sumitomo Realty & Development Co. Ltd.	8,000	272,553
Sumitomo Rubber Industries Ltd.	4,300	63,924
Suntory Beverage & Food Ltd.	3,300	114,013
Suruga Bank Ltd.	4,000	73,508
Suzuken Co. Ltd.	1,640	45,302
Suzuki Motor Corp.	8,300	248,729
Sysmex Corp.	3,300	146,462
T&D Holdings Inc.	14,000	167,830
TAIHEIYO CEMENT CORP.	26,000	81,572
Taisei Corp.	24,000	136,128
Taisho Pharmaceutical Holdings Co. Ltd.	800	48,880
Taiyo Nippon Sanso Corp.	3,000	33,026
Takashimaya Co. Ltd.	6,000	47,908
Takeda Pharmaceutical Company Ltd.	18,600	769,999
TDK Corp.	2,900	170,797
Teijin Ltd.	23,000	61,132
Terumo Corp.	7,400	167,952
THK Co. Ltd.	2,900	69,692
Tobu Railway Co. Ltd.	25,000	106,903
Toho Co. Ltd.	2,700	61,262
Toho Gas Co. Ltd.	10,000	48,924
Tohoku Electric Power Co. Inc.	10,800	125,674
Tokio Marine Holdings Inc.	16,400	532,634
Tokyo Electric Power Company Inc. (b)	33,600	136,662
Tokyo Electron Ltd.	4,000	303,321
Tokyo Gas Co. Ltd.	53,000	285,970
Tokyo Tatemono Co. Ltd.	10,000	72,776
Tokyu Corp.	26,000	161,108
Tokyu Fudosan Holdings Corp.	11,900	82,566
TonenGeneral Sekiyu KK	7,000	59,756
Toppan Printing Co. Ltd.	12,000	77,969
Toray Industries Inc.	35,000	279,649
Toshiba Corp.	94,000	396,426
Toto Ltd.	6,000	69,796
Toyo Seikan Kaisha Ltd.	3,800	47,202
Toyo Suisan Kaisha Ltd.	2,000	64,398
Toyoda Gosei Co. Ltd.	1,600	32,183
Toyota Industries Corp.	3,700	189,631
Toyota Motor Corp.	63,800	3,975,847

74	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Japan (Cont.)
Toyota Tsusho Corp.	4,800	$111,504
Trend Micro Inc. (b)	2,300	63,556
Unicharm Corp.	8,700	208,531
United Urban Investment Corp.	56	88,151
USS Co. Ltd.	5,200	79,896
West Japan Railway Co.	3,800	179,657
Yahoo Japan Corp.	34,800	124,721
Yakult Honsha Co. Ltd.	2,000	105,570
Yamada Denki Co. Ltd.	21,500	72,135
Yamaguchi Financial Group Inc.	5,000	51,386
Yamaha Corp.	4,200	61,908
Yamaha Motor Co. Ltd.	6,000	120,044
Yamato Holdings Co. Ltd.	8,500	168,314
Yamato Kogyo Co. Ltd.	900	25,172
Yamazaki Baking Co. Ltd.	2,000	24,679
Yaskawa Electric Corp.	5,000	63,866
Yokogawa Electric Corp.	4,800	52,671
Yokohama Rubber Company Ltd., The	5,000	45,527

		61,068,501

Netherlands (3.11%)
Aegon NV	42,548	319,790
Akzo Nobel NV	5,597	387,257
Altice SA (b)	2,010	158,980
ArcelorMittal	23,318	255,470
ASML Holding NV	8,260	892,472
Corio NV	1,601	78,404
Delta Lloyd NV	4,891	107,555
Fiat Chrysler Automobiles NV (b)	20,822	241,946
Gemalto NV	1,938	158,165
Heineken Holding NV	2,373	148,553
Heineken NV	5,353	380,104
ING Groep NV CVA (b)	89,951	1,162,136
Koninklijke Ahold NV	21,046	374,048
Koninklijke Boskalis Westminster NV	2,014	110,176
Koninklijke DSM NV	4,142	252,633
Koninklijke KPN NV	75,851	239,488
Koninklijke Philips NV	22,016	638,156
Koninklijke Vopak NV	1,674	86,850
NN Group NV (b)	2,761	82,425
OCI NV (b)	2,177	75,694
Randstad Holding NV	2,933	141,125
Reed Elsevier NV	16,529	394,723
TNT Express NV	9,838	65,584
Unibail-Rodamco SE (Amsterdam)	2,286	586,440
Unilever NV CVA	37,796	1,478,493
Wolters Kluwer - CVA	7,321	223,402

		9,040,069

New Zealand (0.15%)
Auckland International Airport Ltd.	20,331	66,897
Contact Energy Ltd.	9,092	45,152
Fletcher Building Ltd.	16,252	104,708
Meridian Energy Ltd.	27,088	37,005
Mighty River Power Ltd.	15,055	34,915

	Shares	Value
Common Stocks (Cont.)
New Zealand (Cont.)
Ryman Healthcare Ltd.	7,561	$50,154
Spark New Zealand Ltd.	43,136	104,569

		443,400

Norway (0.65%)
DnB NOR ASA	23,170	341,772
Gjensidige Forsikring ASA	5,047	82,354
Norsk Hydro ASA	30,366	171,053
Orkla ASA	19,192	130,649
Seadrill Ltd.	9,069	104,930
Statoil ASA	25,646	451,545
Subsea 7 SA	6,623	67,772
Telenor ASA	17,436	352,706
Yara International ASA	4,183	186,279

		1,889,060

Portugal (0.15%)
Banco Comercial Portugues SA Rights (b)	831,357	65,236
Energias de Portugal SA	54,555	211,545
Galp Energia SGPS SA B Shares	9,078	92,187
Jeronimo Martins SGPS SA	6,268	62,808

		431,776

Singapore (1.56%)
Ascendas Real Estate Investment Trust	47,000	84,307
CapitaCommercial Trust	43,000	56,771
Capitaland Ltd.	62,692	155,874
Capitamall Trust	58,000	89,052
City Developments Ltd.	10,031	77,390
Comfortdelgro Corp. Ltd.	47,000	91,975
DBS Group Holdings Ltd.	40,667	629,579
Genting Singapore PLC	150,400	121,943
Global Logistic Properties Ltd.	75,000	139,830
Golden Agri-Resources Ltd.	166,702	57,695
Hutchison Port Holdings Trust	130,000	89,343
Jardine Cycle & Carriage Ltd.	2,015	64,556
Keppel Corp. Ltd.	33,202	221,304
Keppel Land Ltd.	18,000	46,370
Noble Group Ltd.	108,654	92,697
Oversea-Chinese Banking Corporation Ltd.	66,835	525,856
Sembcorp Industries Ltd.	21,200	70,999
Sembcorp Marine Ltd.	21,200	52,018
Singapore Airlines Ltd.	13,000	113,405
Singapore Exchange Ltd.	19,000	111,703
Singapore Press Holdings Ltd.	36,030	114,376
Singapore Technologies Engineering Ltd.	36,381	93,121
Singapore Telecommunications Ltd.	183,150	537,601
StarHub Ltd.	15,000	46,865
Suntec Real Estate Investment Trust	53,000	78,404
United Overseas Bank Ltd.	30,399	560,984
UOL Group Ltd.	10,797	56,444

See accompanying notes to financial statements.	75

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Singapore (Cont.)
Wilmar International Ltd.	44,000	$107,212
Yangzijiang Shipbuilding Holdings Ltd.	48,000	43,498

		4,531,172

Spain (3.48%)
Abertis Infraestructuras SA	9,527	188,917
ACS Actividades de Construccion y Servicios SA	4,085	142,383
Amadeus IT Holding SA A Shares	9,846	392,140
Banco Bilbao Vizcaya Argentaria SA	137,676	1,300,270
Banco Bilbao Vizcaya Argentaria SA Rights (b)	137,676	13,161
Banco de Sabadell SA	80,815	213,833
Banco Popular Espanol SA	41,420	206,472
Banco Santander SA	289,026	2,425,828
Bankia SA (b)	108,509	161,019
Bankinter SA	15,383	123,583
CaixaBank SA	53,382	279,714
Distribuidora Internacional de Alimentacion SA	14,395	97,542
Enagas SA	4,514	142,376
Ferrovial SA	9,468	187,165
Gas Natural SDG SA	7,857	197,372
Grifols SA	3,546	141,498
Iberdrola SA	120,821	814,423
Industria de Diseno Textil SA	25,450	725,971
International Consolidated Airlines Group SA (b)	23,356	173,985
Mapfre SA	19,891	67,231
Red Electrica Corporacion SA	2,447	215,706
Repsol SA	23,884	447,128
Repsol SA Rights (b)	23,884	13,208
Telefonica SA	97,737	1,403,261
Zardoya Otis SA	3,785	41,974

		10,116,160

Sweden (3.08%)
Alfa Laval AB	7,335	138,702
Assa Abloy AB Class B	7,797	411,810
Atlas Copco AB Class A	15,710	437,141
Atlas Copco AB Class B	9,356	239,493
Boliden AB	6,475	103,502
Electrolux AB Series B	5,897	172,306
Elekta AB B Shares	9,032	92,240
Getinge AB B Shares	4,571	104,093
Hennes & Mauritz AB (H&M) B Shares	21,946	911,747
Hexagon AB B Shares	5,817	179,452
Husqvarna AB B Shares	10,537	77,452
ICA Gruppen AB	1,730	67,363
Industrivarden AB C Shares	3,651	63,375
Investment AB Kinnevik B Shares	5,361	174,336
Investor AB B Shares	10,602	385,465
Lundin Petroleum AB (b)	5,481	78,435
Millicom International Cellular SA SDR	1,498	110,994
Nordea Bank AB	71,526	827,970

	Shares	Value
Common Stocks (Cont.)
Sweden (Cont.)
Sandvik AB	24,742	$240,568
Securitas AB Class B	7,894	95,499
Skandinaviska Enskilda Banken AB Class A	35,512	450,951
Skanska AB Class B	8,448	181,382
SKF AB B Shares	9,423	198,500
Svenska Cellulosa AB Class B	13,326	287,291
Svenska Handelsbanken AB A Shares	11,675	546,248
Swedbank AB - A Shares	21,257	527,406
Swedish Match AB	4,636	145,267
Tele2 AB B Shares	8,000	96,942
Telefonaktiebolaget LM Ericsson B Shares	71,627	867,267
TeliaSonera AB	55,429	356,373
Volvo AB B Shares	35,646	384,388

		8,953,958

Switzerland (9.24%)
ABB Ltd. Reg.	50,929	1,077,563
Actelion Ltd. Reg.	2,458	282,968
Adecco SA Reg.	4,014	275,919
Aryzta AG	1,931	148,396
Baloise Holding AG Reg.	1,041	133,052
Barry Callebaut AG Reg.	52	53,312
Chocoladefabriken Lindt & Sprungli AG Reg.	2	115,404
Chocoladefabriken Lindt & Sprungli AG	22	108,778
Compagnie Financiere Richemont SA Reg.	12,219	1,083,320
Credit Suisse Group AG Reg.	35,520	892,307
Ems-Chemie Holding AG Reg	173	70,034
Geberit AG Reg.	886	299,736
Givaudan SA Reg.	215	385,679
Holcim Ltd. Reg.	5,340	381,725
Julius Baer Group Ltd.	5,026	229,477
Kuehne & Nagel International AG Reg.	1,281	174,005
Lonza Group AG Reg.	1,300	146,369
Nestle SA Reg.	75,264	5,486,820
Novartis AG Reg.	53,717	4,981,901
Pargesa Holding SA	681	52,550
Partners Group Holding AG	391	113,756
Roche Holding AG	16,407	4,445,349
Schindler Holding AG	1,047	151,149
Schindler Holding AG Reg.	414	59,357
SGS SA Reg	128	261,372
Sika AG	51	150,447
Sonova Holding AG Reg.	1,266	185,989
Sulzer AG Reg.	564	60,332
Swatch Group AG Reg., The	1,093	94,330
Swatch Group AG, The	720	319,865
Swiss Life Holding AG Reg.	777	183,645
Swiss Prime Site AG Reg.	1,325	97,181
Swiss Re AG	8,115	679,807
Swisscom AG	544	285,457

76	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
Switzerland (Cont.)
Syngenta AG Reg.	2,166	$696,710
Transocean Ltd.	8,641	158,561
UBS Group AG	84,717	1,456,260
Zurich Insurance Group AG	3,459	1,080,945

		26,859,827

United Kingdom (20.87%)
3i Group PLC	21,674	151,128
Aberdeen Asset Management PLC	21,593	144,283
Admiral Group PLC	4,312	88,461
Aggreko PLC	6,244	145,610
Amec Foster Wheeler PLC	8,869	117,131
Anglo American PLC	32,157	595,048
Antofagasta PLC	9,805	114,248
ARM Holdings PLC	33,306	511,659
Ashtead Group PLC	11,565	205,393
Associated British Foods PLC	8,228	402,259
AstraZeneca PLC	29,348	2,072,871
Aviva PLC	69,026	518,618
Babcock International Group PLC	5,898	96,623
BAE Systems PLC	72,429	529,687
Barclays PLC	382,833	1,439,196
BG Group PLC	79,063	1,057,997
BHP Billiton PLC	48,936	1,048,764
BP PLC	429,964	2,729,229
British American Tobacco PLC	43,556	2,360,341
British Land Company PLC	22,701	273,744
BT Group PLC	189,469	1,178,509
Bunzl PLC	7,962	217,659
Burberry Group PLC	10,307	261,506
Capita PLC	15,708	263,387
Carnival PLC	4,528	204,657
Centrica PLC	115,202	498,990
Cobham PLC	26,798	134,528
Coca-Cola HBC AG CDI	4,506	85,792
Compass Group PLC	38,620	660,128
Croda International PLC	3,321	137,072
Diageo PLC	58,335	1,671,127
Direct Line Insurance Group PLC	35,307	159,714
Dixons Carphone PLC	23,089	165,849
easyJet PLC	3,869	100,126
Experian PLC	23,418	394,756
Fresnillo PLC	4,520	53,720
Friends Life Group Ltd.	32,844	186,529
G4S PLC	35,279	152,180
GKN PLC	38,488	204,861
GlaxoSmithKline PLC	113,313	2,430,972
Glencore PLC	246,030	1,135,632
Hammerson PLC	18,272	171,116
Hargreaves Lansdown PLC	5,175	80,973
HSBC Holdings PLC	446,925	4,223,334
ICAP PLC	13,524	94,697
IMI PLC	6,391	125,033
Imperial Tobacco Group PLC	22,144	974,768
Inmarsat PLC	10,040	124,491
InterContinental Hotels Group PLC	5,792	233,049

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
Intertek Group PLC	3,712	$134,345
Intu Properties PLC	22,318	115,383
Investec PLC	12,634	105,851
ITV PLC	90,025	300,298
J Sainsbury PLC	27,963	106,782
Johnson Matthey PLC	4,699	247,218
Kingfisher PLC	55,539	293,587
Land Securities Group PLC	18,231	327,714
Legal & General Group PLC	139,836	539,927
Lloyds Banking Group PLC (b)	1,325,371	1,558,980
London Stock Exchange Group PLC	5,293	182,127
Marks & Spencer Group PLC	37,478	277,502
Meggitt PLC	19,667	158,206
Melrose Industries PLC	25,024	103,586
Merlin Entertainments PLC (d)	11,307	69,964
National Grid PLC	88,229	1,251,907
Next PLC	3,644	386,471
Old Mutual PLC	115,447	340,241
Pearson PLC	19,318	356,767
Persimmon PLC	7,338	179,223
Petrofac Ltd.	6,369	69,384
Prudential PLC	59,522	1,376,117
Randgold Resources Ltd.	2,133	144,809
Reckitt Benckiser Group PLC	15,059	1,219,688
Reed Elsevier PLC (London)	27,466	469,174
Rexam PLC	16,065	113,097
Rio Tinto PLC	29,501	1,359,909
Rolls-Royce Holdings PLC	44,355	595,858
Royal Bank of Scotland Group PLC (b)	58,483	355,822
Royal Dutch Shell PLC Class A	91,768	3,062,563
Royal Dutch Shell PLC Class B	57,038	1,970,723
Royal Mail PLC	14,799	98,620
RSA Insurance Group PLC (b)	23,915	161,461
SABMiller PLC	22,536	1,174,827
Sage Group PLC, The	26,038	188,062
Schroders PLC	2,925	121,570
SEGRO PLC	17,831	102,148
Severn Trent PLC	5,419	169,015
Shire PLC	13,801	978,492
Sky PLC	24,148	337,017
Smith & Nephew PLC	20,919	377,223
Smiths Group PLC	9,113	154,959
Sports Direct International (b)	6,351	69,866
SSE PLC	22,788	575,786
Standard Chartered PLC	57,641	862,073
Standard Life PLC	55,102	341,318
Tate & Lyle PLC	11,504	107,786
Tesco PLC	189,081	551,303
Travis Perkins PLC	5,932	170,747
TUI AG (United Kingdom) (b)	4,717	75,798
Tullow Oil PLC	21,305	137,297
Unilever PLC	29,740	1,208,282
United Utilities Group PLC	15,647	222,249
Vodafone Group PLC	615,985	2,111,982
Weir Group PLC, The	4,892	140,282
Whitbread PLC	4,175	308,976

See accompanying notes to financial statements.	77

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Shares	Value
Common Stocks (Cont.)
United Kingdom (Cont.)
William Hill PLC	20,900	$117,439
William Morrison Supermarkets PLC	49,550	141,379
Wolseley PLC	6,242	356,866
WPP PLC	30,313	630,257

		60,693,748

Total Common Stocks
(cost $256,777,390)		286,689,964

Preferred Stocks (a) (0.66%)
Germany (0.60%)
Bayerische Moteren Werke (BMW) AG	1,238	101,145
Fuchs Petrolub SE	1,734	69,063
Henkel AG & Co. KGaA	4,174	449,614
Porsche Automobil Holding SE	3,588	290,171
Volkswagen AG	3,822	849,460

		1,759,453

Italy (0.06%)
Intesa Sanpaolo RSP	21,892	53,941
Telecom Italia RNC SpA	135,587	113,357

		167,298

Total Preferred Stocks
(cost $1,100,402)		1,926,751

	Shares	Value
Short-term Investments (0.11%)
State Street Institutional U.S. Government Money Market Fund (b)	310,737	$310,737

Total Short-term Investments
(cost $310,737)		310,737

TOTAL INVESTMENTS (99.37%)
(cost $258,188,529)		288,927,452
CASH (e) AND OTHER ASSETS, NET OF LIABILITIES (0.63%)		1,833,828

NET ASSETS (100.00%)		$290,761,280

(a)	The Fund used data provided by an independent statistical fair value service to fair value the securities primarily traded on exchanges that closed before the regular close of trading of the New York Stock Exchange. This method of fair valuing foreign securities was established in the valuation procedures adopted by the Board of Trustees.

(b)	Non-income producing security.

(c)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security. The fair value for this security was not determined using the Trust’s independent statistical fair value service.

(d)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the value of these securities amounted to $115,768 or 0.04% of net assets.

(e)	At December 31, 2014, cash in the amount of $118,285 has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

SDR - Swedish Depositary Receipt

78	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

INTERNATIONAL EQUITY INDEX FUND FOREIGN CURRENCY DENOMINATIONS

Currency	Value	%
Euro	$87,401,238	30.25
Japanese Yen	61,068,501	21.14
British Pound	60,790,350	21.04
Swiss Franc	26,859,827	9.30
Australian Dollar	21,597,614	7.47
Hong Kong Dollar	9,042,671	3.13
Swedish Krona	8,953,958	3.10
Singapore Dollar	4,441,829	1.54
Danish Krone	4,359,551	1.51
Norwegian Krone	1,889,060	0.65
Israeli Shekel	1,679,373	0.58
New Zealand Dollar	443,400	0.15
United States Dollar	400,080	0.14

Total Investments	$288,927,452	100.00%

INTERNATIONAL EQUITY INDEX FUND SECTOR CLASSIFICATIONS

Sector	Value	%
Financials	$74,715,611	25.70
Industrials	36,350,131	12.50
Consumer Discretionary	35,905,865	12.35
Consumer Staples	31,926,831	10.98
Health Care	31,922,380	10.98
Materials	21,780,727	7.49
Energy	16,460,864	5.66
Telecommunication Services	14,453,116	4.97
Information Technology	13,902,972	4.78
Utilities	11,198,218	3.85

Total Stocks	288,616,715	99.26
Short-term Investments	310,737	0.11
Cash and Other Assets, Net of Liabilities	1,833,828	0.63

Net Assets	$290,761,280	100.00%

OPEN FUTURES CONTRACTS

Description	Contracts Purchased	Expiration	Notional Value	Market Value	Unrealized Gain (Loss)
ASX SPI 200 Index	3	March 2015	$314,124	$330,388	$16,265
Euro Stoxx 50 Index	20	March 2015	724,061	758,217	34,156
FTSE 100 Index	6	March 2015	572,450	610,212	37,762
Nikkei 225 Index	6	March 2015	447,904	434,881	(13,023)

Total					$75,160

See accompanying notes to financial statements.	79

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Shares	Value
Registered Investment Companies (99.61%)
State Farm Variable Product Trust Bond Fund (a)	3,427,313	$35,883,971
State Farm Variable Product Trust Large Cap Equity Index Fund (a)	3,038,251	58,699,000

Total Registered Investment Companies
(cost $ 71,704,596)		94,582,971

TOTAL INVESTMENTS (99.61%)
(cost $ 71,704,596)		94,582,971
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.39%)		373,367

NET ASSETS (100.00%)		$94,956,338

(a)	The Stock and Bond Balanced Fund’s investment adviser is an affiliate of the issuer.

80	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Principal
	amount	Value
Corporate Bonds (70.61%)
Aerospace/Defense (0.90%)
Northrop Grumman Corp.
3.250%, 08/01/2023	$1,500,000	$1,511,296

Agriculture, Foods, & Beverage (6.89%)
Coca-Cola Co., The
1.800%, 09/01/2016	500,000	508,339
Hershey Co.
5.450%, 09/01/2016	500,000	537,606
General Mills Inc.
5.700%, 02/15/2017	1,000,000	1,092,496
Coca-Cola Co., The
5.350%, 11/15/2017	2,000,000	2,217,826
PepsiCo Inc.
5.000%, 06/01/2018	1,000,000	1,105,712
Mondelez International Inc.
2.250%, 02/01/2019	500,000	497,946
Campbell Soup Co.
4.250%, 04/15/2021	1,000,000	1,080,937
Kellogg Co.
3.125%, 05/17/2022	1,000,000	1,011,230
Sysco Corp.
2.600%, 06/12/2022	1,000,000	983,755
Kellogg Co.
2.750%, 03/01/2023	1,000,000	968,339
PepsiCo Inc.
2.750%, 03/01/2023	1,000,000	983,878
Mondelez International Inc.
4.000%, 02/01/2024	500,000	523,134

		11,511,198

Automotive (1.21%)
Toyota Motor Credit Corp.
2.100%, 01/17/2019	1,000,000	1,004,195
2.750%, 05/17/2021	1,000,000	1,014,827

		2,019,022

Banks (3.11%)
Fifth Third Bank
4.750%, 02/01/2015	500,000	501,604
Wachovia Bank NA
5.600%, 03/15/2016	500,000	527,332
Wells Fargo Bank NA
5.750%, 05/16/2016	500,000	531,654
Bank of America NA
6.000%, 06/15/2016	500,000	530,884
Wachovia Corp.
5.750%, 06/15/2017	500,000	552,014
Bank of New York Mellon Corp.
2.200%, 03/04/2019	1,000,000	1,003,642
Wells Fargo & Co.
3.000%, 01/22/2021	500,000	509,395

	Principal
	amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
US Bancorp
3.700%, 01/30/2024	$500,000	$525,610
Bank of New York Mellon Corp.
3.400%, 05/15/2024	500,000	509,017

		5,191,152

Building Materials & Construction (0.64%)
CRH America Inc.
6.000%, 09/30/2016	1,000,000	1,076,314

Chemicals (3.64%)
Rohm & Haas Co.
6.000%, 09/15/2017	500,000	552,992
E.I. du Pont de Nemours and Co.
6.000%, 07/15/2018	500,000	569,421
Praxair Inc.
2.450%, 02/15/2022	1,000,000	982,079
Dow Chemical Co., The
3.000%, 11/15/2022	1,000,000	977,062
E.I. du Pont de Nemours and Co.
2.800%, 02/15/2023	1,000,000	983,638
Praxair Inc.
2.700%, 02/21/2023	500,000	492,126
International Flavors & Fragrances Inc.
3.200%, 05/01/2023	500,000	496,286
Potash Corporation of Saskatchewan Inc.
3.625%, 03/15/2024	1,000,000	1,026,044

		6,079,648

Commercial Service/Supply (1.26%)
Pitney Bowes Inc.
5.750%, 09/15/2017	1,000,000	1,094,353
Cintas Corp. No. 2
3.250%, 06/01/2022	1,000,000	1,017,681

		2,112,034

Computer Software & Services (0.30%)
Texas Instruments Inc.
2.750%, 03/12/2021	500,000	502,406

Computers (0.67%)
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,114,436

Consumer & Marketing (2.25%)
Estee Lauder Co. Inc.
5.550%, 05/15/2017	1,000,000	1,095,167
Kimberly-Clark Corp.
6.125%, 08/01/2017	500,000	559,402

See accompanying notes to financial statements.	81

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Principal
	amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
Unilever Capital Corp.
4.250%, 02/10/2021	$1,000,000	$1,107,050
Procter & Gamble Co., The
2.300%, 02/06/2022	1,000,000	991,974

		3,753,593

Electronic/Electrical Manufacturing (0.91%)
Emerson Electric Co.
5.125%, 12/01/2016	500,000	539,532
2.625%, 02/15/2023	1,000,000	986,378

		1,525,910

Financial Services (3.79%)
General Electric Capital Corp.
4.875%, 03/04/2015	500,000	503,658
5.375%, 10/20/2016	500,000	537,403
5.400%, 02/15/2017	500,000	542,808
Simon Property Group Inc.
6.125%, 05/30/2018	1,000,000	1,138,093
JPMorgan Chase & Co.
2.200%, 10/22/2019	500,000	495,688
4.350%, 08/15/2021	1,000,000	1,086,676
General Electric Capital Corp.
3.100%, 01/09/2023	1,000,000	1,012,495
JPMorgan Chase & Co.
3.200%, 01/25/2023	500,000	500,564
3.625%, 05/13/2024	500,000	511,802

		6,329,187

Health Care (9.39%)
Merck & Co. Inc.
4.750%, 03/01/2015	500,000	503,358
Baxter International Inc.
5.900%, 09/01/2016	500,000	538,230
Eli Lilly and Co.
5.200%, 03/15/2017	1,000,000	1,087,368
Wyeth
5.450%, 04/01/2017	500,000	547,892
Amgen Inc.
5.850%, 06/01/2017	500,000	550,748
Johnson & Johnson
5.550%, 08/15/2017	500,000	556,626
AstraZeneca PLC
5.900%, 09/15/2017	500,000	560,620
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,126,525
Pfizer Inc.
2.100%, 05/15/2019	500,000	502,674
Amgen Inc.
2.200%, 05/22/2019	500,000	497,898
Medtronic Inc.
4.125%, 03/15/2021	1,000,000	1,078,714
Sanofi-Aventis
4.000%, 03/29/2021	1,000,000	1,086,473

	Principal
	amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
GlaxoSmithKline Capital Inc.
2.800%, 03/18/2023	$1,000,000	$987,407
Medtronic Inc.
2.750%, 04/01/2023	1,000,000	972,299
Baxter International Inc.
3.200%, 06/15/2023	2,000,000	2,015,282
Pfizer Inc.
3.000%, 06/15/2023	1,000,000	1,011,260
Novartis Capital Corp.
3.400%, 05/06/2024	1,000,000	1,040,282
Pfizer Inc.
3.400%, 05/15/2024	500,000	520,189
Amgen Inc.
3.625%, 05/22/2024	500,000	508,220

		15,692,065

Machinery & Manufacturing (5.88%)
Caterpillar Inc.
5.700%, 08/15/2016	500,000	539,398
Eaton Corp.
5.300%, 03/15/2017	1,000,000	1,075,616
Honeywell International Inc.
5.300%, 03/15/2017	500,000	544,448
John Deere Capital Corp.
5.500%, 04/13/2017	500,000	547,908
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,101,887
Caterpillar Financial Services Corp.
5.850%, 09/01/2017	500,000	556,750
Thermo Fisher Scientific Inc.
2.400%, 02/01/2019	500,000	500,746
John Deere Capital Corp.
2.800%, 03/04/2021	500,000	505,967
Caterpillar Financial Services Corp.
2.850%, 06/01/2022	1,000,000	1,000,393
Deere & Co.
2.600%, 06/08/2022	1,000,000	983,775
Covidien International
3.200%, 06/15/2022	1,000,000	1,008,986
3M Co.
2.000%, 06/26/2022	500,000	484,258
Caterpillar Financial Services Corp.
2.625%, 03/01/2023	1,000,000	979,866

		9,829,998

Media & Broadcasting (2.15%)
Walt Disney Co., The
5.625%, 09/15/2016	1,000,000	1,080,962
Time Warner Inc.
2.100%, 06/01/2019	500,000	492,602
Comcast Corp.
3.125%, 07/15/2022	1,000,000	1,016,203
Time Warner Inc.
3.550%, 06/01/2024	500,000	498,054

82	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Principal
	amount	Value
Corporate Bonds (Cont.)
Media & Broadcasting (Cont.)
Thomson Reuters Corp.
3.850%, 09/29/2024	$500,000	$505,492

		3,593,313

Mining & Metals (2.20%)
Alcan Inc.
5.000%, 06/01/2015	500,000	508,797
Alcoa Inc.
5.550%, 02/01/2017	1,000,000	1,067,059
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	500,000	544,442
Rio Tinto Finance USA Ltd.
6.500%, 07/15/2018	500,000	572,425
Rio Tinto Finance USA PLC
3.500%, 03/22/2022	500,000	499,860
Barrick Gold Corp.
3.850%, 04/01/2022	500,000	481,172

		3,673,755

Oil & Gas (3.77%)
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	539,770
Apache Corp.
5.625%, 01/15/2017	500,000	540,268
Shell International Finance
5.200%, 03/22/2017	500,000	542,805
Canadian Natural Resources
5.700%, 05/15/2017	500,000	542,022
Weatherford International Inc.
6.350%, 06/15/2017	500,000	534,500
EOG Resources Inc.
5.875%, 09/15/2017	500,000	553,274
Husky Energy Inc.
6.200%, 09/15/2017	500,000	549,888
ConocoPhillips
5.200%, 05/15/2018	500,000	552,844
Apache Corp.
3.250%, 04/15/2022	1,000,000	982,526
Shell International Finance
2.375%, 08/21/2022	500,000	486,372
EOG Resources Inc.
2.625%, 03/15/2023	500,000	479,454

		6,303,723

Retailers (6.21%)
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,033,719
Target Corp.
5.875%, 07/15/2016	1,000,000	1,074,035
Lowe’s Companies Inc.
5.400%, 10/15/2016	500,000	537,611
McDonald’s Corp.
5.300%, 03/15/2017	1,000,000	1,084,912
Wal-Mart Stores Inc.
5.375%, 04/05/2017	1,000,000	1,093,307

	Principal
	amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
Target Corp.
5.375%, 05/01/2017	$500,000	$545,963
CVS Caremark Corp.
5.750%, 06/01/2017	309,000	341,026
Wal-Mart Stores Inc.
5.800%, 02/15/2018	500,000	565,167
CVS Caremark Corp.
2.250%, 12/05/2018	1,000,000	1,008,953
Home Depot Inc.
4.400%, 04/01/2021	1,000,000	1,112,479
TJX Companies Inc., The
2.750%, 06/15/2021	500,000	503,126
Walgreen Co.
3.100%, 09/15/2022	500,000	493,949
Home Depot Inc.
2.700%, 04/01/2023	1,000,000	990,932

		10,385,179

Telecom & Telecom Equipment (1.84%)
AT&T Inc.
4.450%, 05/15/2021	1,000,000	1,074,417
Vodafone Group PLC
2.950%, 02/19/2023	1,000,000	963,879
Verizon Communications Inc.
4.150%, 03/15/2024	1,000,000	1,035,234

		3,073,530

Transportation (1.52%)
Burlington North Santa Fe
3.000%, 03/15/2023	1,500,000	1,495,224
Norfolk Southern Corp.
3.850%, 01/15/2024	1,000,000	1,051,455

		2,546,679

Utilities & Energy (12.08%)
Carolina Power & Light
5.250%, 12/15/2015	1,000,000	1,043,796
Ohio Power Co.
6.000%, 06/01/2016	1,000,000	1,067,359
Commonwealth Edison Co.
5.950%, 08/15/2016	500,000	539,225
Baltimore Gas & Electric Co.
5.900%, 10/01/2016	500,000	542,052
Consolidated Edison Co. of New York
5.300%, 12/01/2016	1,000,000	1,080,975
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,102,275
Jersey Central Power & Light
5.650%, 06/01/2017	1,000,000	1,088,694
Atmos Energy Corp.
6.350%, 06/15/2017	500,000	558,420
Kansas City Power & Light Co.
5.850%, 06/15/2017	1,000,000	1,101,233
Union Electric Co.
6.400%, 06/15/2017	500,000	556,718

See accompanying notes to financial statements.	83

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

SCHEDULE OF INVESTMENTS (continued)

December 31, 2014

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
MidAmerican Energy Co.
5.950%, 07/15/2017	$500,000	$555,736
Commonwealth Edison Co.
6.150%, 09/15/2017	500,000	560,906
Florida Power Corp.
5.800%, 09/15/2017	500,000	559,020
Virginia Electric & Power Co.
5.950%, 09/15/2017	500,000	557,754
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	555,558
Florida Power Corp.
5.650%, 06/15/2018	500,000	563,896
Pacificorp
5.650%, 07/15/2018	500,000	564,848
Appalachian Power Co.
4.600%, 03/30/2021	500,000	554,637
Southern California Edison Co.
3.875%, 06/01/2021	1,000,000	1,085,876
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	500,000	498,332
Northern States Power Co.
2.150%, 08/15/2022	500,000	480,230
Pacific Gas & Electric
2.450%, 08/15/2022	1,000,000	962,234
Indiana Michigan Power Co.
3.200%, 03/15/2023	1,000,000	1,005,437
Kansas City Power & Light Co.
3.150%, 03/15/2023	1,000,000	1,003,287
Public Service Company of Colorado
2.500%, 03/15/2023	1,000,000	974,652
Virginia Electric & Power Co.
3.450%, 02/15/2024	1,000,000	1,029,664

		20,192,814

Total Corporate Bonds
(cost $112,618,374)		118,017,252

U.S. Treasury Obligations (26.25%)
U.S. Treasury Notes
4.250%, 08/15/2015	10,000,000	10,250,390
3.250%, 03/31/2017	8,000,000	8,438,128
3.500%, 02/15/2018	10,000,000	10,716,410
2.750%, 02/15/2019	7,500,000	7,890,232
3.625%, 02/15/2020	6,000,000	6,578,436

Total U.S. Treasury Obligations
(cost $42,317,518)		43,873,596

	Shares	Value
Short-term Investments (2.22%)
JPMorgan U.S. Government Money
Market Fund	3,717,159	$3,717,159

Total Short-term Investments
(cost $ 3,717,159)		3,717,159

TOTAL INVESTMENTS (99.08%)
(cost $ 158,653,051)		165,608,007
OTHER ASSETS, NET OF LIABILITIES (0.92%)		1,544,894

NET ASSETS (100.00%)		$167,152,901

84	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

SCHEDULE OF INVESTMENTS

December 31, 2014

	Principal amount	Value
Short-term Investments (100.11%)
Agriculture, Foods, & Beverage (3.40%)
Coca-Cola Co. (a)
0.100%, 02/12/2015	$1,155,000	$1,154,865

Automotive (15.02%)
American Honda Finance Corp.
0.130%, 02/24/2015	1,700,000	1,699,668
PACCAR Financial Corp.
0.120%, 01/13/2015	1,446,000	1,445,942
0.120%, 01/26/2015	250,000	249,979
Toyota Motor Credit Corp.
0.130%, 02/04/2015	1,707,000	1,706,790

		5,102,379

Financial Services (1.47%)
Wells Fargo & Co.
0.190%, 02/02/2015	500,000	499,916

Government Agency Securities (b) (44.35%)
Federal Home Loan Bank
0.070%, 01/14/2015	1,000,000	999,975
0.085%, 02/04/2015	2,000,000	1,999,839
0.080%, 02/10/2015	5,000,000	4,999,556
0.090%, 02/20/2015	2,200,000	2,199,725
0.115%, 03/06/2015	1,700,000	1,699,659
0.110%, 03/06/2015	1,422,000	1,421,715
Federal National Mortgage Association
0.060%, 01/20/2015	1,750,000	1,749,945

		15,070,414

Health Care (8.04%)
Abbott Laboratories (a)
0.090%, 01/05/2015	1,732,000	1,731,984
Eli Lilly and Co. (a)
0.140%, 03/16/2015	1,000,000	999,712

		2,731,696

Machinery & Manufacturing (10.00%)
Caterpillar Finance Service Corp.
0.150%, 03/17/2015	1,699,000	1,698,469
John Deere Capital Corp. (a)
0.090%, 01/08/2015	1,700,000	1,699,970

		3,398,439

Oil & Gas (3.83%)
Exxon Mobil Corp.
0.120%, 02/17/2015	1,300,000	1,299,796

	Shares	Value
Registered Investment Companies (0.76%)
JPMorgan U.S. Government Money Market Fund	258,438	$258,438

	Principal
	amount	Value
Short-term Investments (Cont.)
U.S. Government Obligations (13.24%)
U.S. Treasury Bill
0.001%, 01/22/2015	$2,500,000	$2,499,999
0.023%, 01/29/2015	2,000,000	1,999,965

		4,499,964

Total Short-term Investments
(cost $ 34,015,907)		34,015,907

TOTAL INVESTMENTS (100.11%)
(cost $ 34,015,907)		34,015,907
LIABILITIES, NET OF OTHER ASSETS (-0.11%)		(37,682)

NET ASSETS (100.00%)		$33,978,225

(a)	Securities exempt from registration under Section 4(a)(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid.

(b)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

See accompanying notes to financial statements.	85

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Assets
Investments in securities at identified cost	$49,320,227	57,170,729	39,981,655

Investments in securities at market value	$63,527,447	63,774,769	44,605,093
Cash	—	—	—
Foreign currencies at value (cost $1,418,640)	—	—	—
Receivable for:
Dividends and interest	42,705	50,675	63,870
Shares of the Fund sold	16,011	15,613	8,418
Securities sold	590,718	287,450	431,733
SFIMC	1,881	1,058	40,910
Federal tax expense reimbursement	—	—	—
Variation margin on futures contracts	—	—	—
Unrealized gain on forward foreign currency contracts	—	—	275
Prepaid expenses	1,208	1,325	1,134

Total assets	64,179,970	64,130,890	45,151,433

Liabilities and Net Assets
Payable for:
Shares of the Fund redeemed	7,371	3,788	5
Securities purchased	684,010	305,229	596,899
Variation margin on futures contracts	—	—	—
Unrealized loss on forward foreign currency contracts	—	—	633
Due to bank on foreign currencies at value (cost $2,607)	—	—	2,607
Due to affiliates	35,259	46,391	83,564
Accrued liabilities	38,399	40,675	77,387

Total liabilities	765,039	396,083	761,095

Net assets applicable to shares outstanding of common stock	$63,414,931	63,734,807	44,390,338

Fund shares outstanding (no par value, unlimited number of shares authorized)	4,910,247	5,309,345	4,212,485
Net asset value, offering price and redemption price per share	$12.91	12.00	10.54

Analysis of Net Assets
Paid-in-capital	$48,756,319	56,127,144	44,945,535
Accumulated net realized gain (loss)	438,652	991,395	(5,186,872)
Net unrealized appreciation (depreciation)	14,207,220	6,604,040	4,618,327
Accumulated undistributed net investment income (loss)	12,740	12,228	13,348

Net assets applicable to shares outstanding	$63,414,931	63,734,807	44,390,338

(a)	Relates to investments in affiliated investment companies.

(b)	Includes amounts pledged for open futures contracts for the Large Cap Equity Index, Small Cap Equity Index and International Equity Index Funds of $184,000, $75,000 and $118,285, respectively.

86	See accompanying notes to financial statements.

Large Cap Equity Index Fund		Small Cap Equity Index Fund		International Equity Index Fund		Stock and Bond Balanced Fund		Bond Fund	Money Market Fund

436,954,494		231,044,177		258,188,529		71,704,596	(a)	158,653,051	34,015,907

636,450,028		306,089,541		288,927,452		94,582,971	(a)	165,608,007	34,015,907
187,779	(b)	75,485	(b)	—		403,917		—	—
—		—		1,400,558	(b)	—		—	—

847,530		367,172		592,449		—		1,679,488	10
145,483		65,558		55,644		26,702		18,154	7,319
—		—		6,222		—		—	—
4,234		4,590		—		37,832		—	16,081
—		2,278		—		—		—	—
—		—		75,162		—		—	—
—		—		—		—			—
11,917		6,555		13,113		1,203		2,960	730

637,646,971		306,611,179		291,070,600		95,052,625		167,308,609	34,040,047

262,969		114,836		62,253		57,253		8,884	104
—		57,876		—		—		—	—
43,632		42,680		—		—		—	—
—		—		—		—		—	—
—		—		—		—		—	—
155,987		119,917		185,880		—		78,904	13,143
81,247		81,018		61,187		39,034		67,920	48,575

543,835		416,327		309,320		96,287		155,708	61,822

637,103,136		306,194,852		290,761,280		94,956,338		167,152,901	33,978,225

32,970,495		22,741,163		22,780,357		5,891,532		15,958,008	33,979,327
19.32		13.46		12.76		16.12		10.47	1.00

407,092,319		229,799,715		261,268,507		67,904,850		160,075,056	33,978,225
19,777,990		1,172,132		584,662		2,085,456		122,889	—
199,520,243		75,200,763		30,756,188		22,878,375		6,954,956	—
10,712,584		22,242		(1,848,077)		2,087,657		—	—

637,103,136		306,194,852		290,761,280		94,956,338		167,152,901	33,978,225

See accompanying notes to financial statements.	87

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF OPERATIONS

Year ended December 31, 2014

	Large Cap Equity Fund	Small/Mid Cap Equity Fund	International Equity Fund
Investment Income:
Dividends	$977,328	700,471	893,193
Interest	122	76	—

	977,450	700,547	893,193
Less: foreign withholding taxes	—	(727)	(84,665)

Total investment income	977,450	699,820	808,528
Expenses:
Investment advisory and management fees	349,469	493,752	369,626
Professional fees	36,254	37,029	53,609
Reports to shareholders	24,413	29,707	44,096
Custodian fees	7,314	13,831	80,300
Errors and omissions insurance	2,936	3,228	2,450
Securities valuation fees	1,352	1,664	14,418
Trustees’ fees and expenses	2,648	2,881	3,954
Regulatory fees	385	385	485
ICI dues	453	536	374
Fidelity bond expense	194	213	147
License index fees	—	—	—

Total expenses	425,418	583,226	569,459
Less: expense reimbursement from SFIMC (b)	(17,705)	(27,755)	(107,426)

Net expenses	407,713	555,471	462,033

Net investment income	569,737	144,349	346,495
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	6,170,752	6,595,751	1,409,130
Net realized gain received from affiliated investment companies	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	—	1,540
Net realized gain (loss) on foreign currency transactions	—	—	(16,379)
Net realized gain (loss) on futures contracts	—	—	—
Change in unrealized gain (loss) on open futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	1,948,053	(3,722,072)	(4,561,926)

Net realized and unrealized gain (loss) on investments	8,118,805	2,873,679	(3,167,635)

Net change in net assets resulting from operations	$8,688,542	3,018,028	(2,821,140)

(a)	Relates to investments in affiliated investment companies.

(b)	For the Money Market Fund, this amount includes $150,557 of additional voluntary fee waivers by SFIMC. See Note 6 under Fees and Other Transactions with Affiliates.

88	See accompanying notes to financial statements.

Large Cap Equity Index Fund	Small Cap Equity Index Fund	International Equity Index Fund	Stock and Bond Balanced Fund		Bond Fund	Money Market Fund

12,455,792	3,710,098	12,476,750	1,984,067	(a)	—	—
—	—	398	—		6,021,641	25,025

12,455,792	3,710,098	12,477,148	1,984,067		6,021,641	25,025
(1,438)	(2,168)	(761,595)	—		—	—

12,454,354	3,707,930	11,715,553	1,984,067		6,021,641	25,025

1,469,024	1,195,491	1,717,667	—		843,859	140,466
43,782	44,538	34,683	33,766		54,218	39,062
78,895	77,326	58,885	24,861		44,820	28,090
20,372	37,309	123,890	78		2,179	1,606
28,838	16,132	15,148	4,911		7,371	1,975
4,176	18,135	8,070	—		15,673	4,310
26,893	13,421	13,370	4,193		7,540	1,709
985	385	485	385		385	385
5,836	2,742	2,789	—		1,883	392
1,928	1,032	1,504	365		485	132
61,877	62,499	9,943	—		—	—

1,742,606	1,469,010	1,986,434	68,559		978,413	218,127
(20,372)	(37,309)	—	(68,559)		—	(193,102)

1,722,234	1,431,701	1,986,434	—		978,413	25,025

10,732,120	2,276,229	9,729,119	1,984,067		5,043,228	—

19,450,067	19,730,228	1,850,851	669,634	(a)	568,088	—
—	—	—	1,519,502		—	—
—	—	(106,453)	—		—	—
—	(25)	(62,852)	—		—	—
1,243,345	393,985	129,391	—		—	—
(424,323)	(120,018)	(37,440)	—		—	—
46,297,256	(9,346,194)	(29,483,256)	4,186,082	(a)	383,738	—

66,566,345	10,657,976	(27,709,759)	6,375,218		951,826	—

77,298,465	12,934,205	(17,980,640)	8,359,285		5,995,054	—

See accompanying notes to financial statements.	89

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
Years ended December 31,	2014	2013
From operations:
Net investment income	$569,737	462,689
Net realized gain (loss)	6,170,752	6,456,640
Change in net unrealized appreciation or depreciation	1,948,053	6,961,240

Net change in net assets resulting from operations	8,688,542	13,880,569
Distributions to shareholders from and in excess of:
Net investment income	(796,655)	(471,489)
Net realized gain	(477,762)	—

Total distributions to shareholders	(1,274,417)	(471,489)
From Fund share transactions:
Proceeds from shares sold	1,944,562	1,719,635
Reinvestment of distributions	1,274,417	471,489

	3,218,979	2,191,124
Less payments for shares redeemed	(2,194,418)	(2,818,080)

Net increase (decrease) in net assets from Fund share transactions	1,024,561	(626,956)

Total increase (decrease) in net assets	8,438,686	12,782,124

Net assets:
Beginning of period	54,976,245	42,194,121

End of period*	$63,414,931	54,976,245

*Including accumulated undistributed net investment income (loss)	$12,740	238,396

Share Information
Sold	163,976	169,774
Issued in reinvestment of distributions	97,957	42,097
Redeemed	(182,017)	(284,885)

Net increase (decrease)	79,916	(73,014)

90	See accompanying notes to financial statements.

Small/Mid Cap Equity Fund		International Equity Fund		Large Cap Equity Index Fund		Small Cap Equity Index Fund
2014	2013	2014	2013	2014	2013	2014	2013

144,349	46,322	346,495	476,762	10,732,120	9,884,881	2,276,229	1,867,057
6,595,751	10,386,537	1,394,291	2,783,619	20,693,412	16,135,635	20,124,188	19,985,996
(3,722,072)	5,458,210	(4,561,926)	3,963,453	45,872,933	125,122,431	(9,466,212)	66,419,775

3,018,028	15,891,069	(2,821,140)	7,223,834	77,298,465	151,142,947	12,934,205	88,272,828

(131,020)	(493,753)	(522,333)	(715,458)	(9,914,244)	(9,705,188)	(2,262,444)	(2,350,136)
(8,043,093)	(6,779,016)	—	—	(16,474,001)	(13,242,571)	(21,839,059)	(18,447,187)

(8,174,113)	(7,272,769)	(522,333)	(715,458)	(26,388,245)	(22,947,759)	(24,101,503)	(20,797,323)

1,516,365	1,267,235	689,237	735,090	4,768,083	4,641,229	2,506,646	2,230,125
8,174,113	7,272,769	522,333	715,458	26,388,245	22,947,759	24,101,503	20,797,323

9,690,478	8,540,004	1,211,570	1,450,548	31,156,328	27,588,988	26,608,149	23,027,448
(1,907,248)	(1,923,424)	(900,748)	(1,157,575)	(44,428,556)	(44,225,081)	(18,396,691)	(19,418,960)

7,783,230	6,616,580	310,822	292,973	(13,272,228)	(16,636,093)	8,211,458	3,608,488

2,627,145	15,234,880	(3,032,651)	6,801,349	37,637,992	111,559,095	(2,955,840)	71,083,993

61,107,662	45,872,782	47,422,989	40,621,640	599,465,144	487,906,049	309,150,692	238,066,699

63,734,807	61,107,662	44,390,338	47,422,989	637,103,136	599,465,144	306,194,852	309,150,692

12,228	—	13,348	193,779	10,712,584	9,939,727	22,242	41,782

115,315	98,118	62,452	69,290	256,217	283,844	181,249	171,005
681,176	562,472	48,908	63,259	1,515,695	1,404,392	1,777,397	1,490,848
(144,106)	(151,698)	(82,015)	(110,436)	(2,381,501)	(2,711,074)	(1,323,008)	(1,505,593)

652,385	508,892	29,345	22,113	(609,589)	(1,022,838)	635,638	156,260

See accompanying notes to financial statements.	91

STATE FARM VARIABLE PRODUCT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	International Equity Index Fund
Years ended December 31,	2014	2013
From operations:
Net investment income	$9,729,119	7,005,686
Net realized gain (loss)	1,810,937	2,691,384
Change in net unrealized appreciation or depreciation	(29,520,696)	45,818,187

Net change in net assets resulting from operations	(17,980,640)	55,515,257
Distributions to shareholders from and in excess of:
Net investment income	(9,558,580)	(7,420,750)
Net realized gain	—	—

Total distributions to shareholders	(9,558,580)	(7,420,750)
From Fund share transactions:
Proceeds from shares sold	3,187,412	2,602,464
Reinvestment of distributions	9,558,580	7,420,750

	12,745,992	10,023,214
Less payments for shares redeemed	(11,243,153)	(11,699,634)

Net increase (decrease) in net assets from Fund share transactions	1,502,839	(1,676,420)

Total increase (decrease) in net assets	(26,036,381)	46,418,087

Net assets:
Beginning of period	316,797,661	270,379,574

End of period*	$290,761,280	316,797,661

*Including accumulated undistributed net investment income (loss)	$(1,848,077)	(1,920,545)

Share Information
Sold	229,975	198,932
Issued in reinvestment of distributions	736,976	530,054
Redeemed	(800,642)	(903,082)

Net increase (decrease)	166,309	(174,096)

(a)	Relates to investments in affiliated investment companies.

92	See accompanying notes to financial statements.

Stock and Bond Balanced Fund		Bond Fund		Money Market Fund
2014	2013	2014	2013	2014	2013

1,984,067 (a)	1,932,192 (a)	5,043,228	5,195,480	—	—
2,189,136 (a)	2,247,627 (a)	568,088	389,549	—	—
4,186,082 (a)	10,025,128 (a)	383,738	(9,185,326)	—	—

8,359,285	14,204,947	5,995,054	(3,600,297)	—	—

(1,959,714)	(1,831,645)	(5,043,333)	(5,195,480)	—	—
(2,219,917)	(1,106,307)	—	—	—	—

(4,179,631)	(2,937,952)	(5,043,333)	(5,195,480)	—	—

2,030,393	1,860,960	2,509,432	7,913,662	3,385,218	4,218,388
4,179,631	2,937,952	5,043,333	5,195,480	—	—

6,210,024	4,798,912	7,552,765	13,109,142	3,385,218	4,218,388
(5,847,443)	(6,851,791)	(10,152,917)	(9,957,499)	(5,333,512)	(4,781,387)

362,581	(2,052,879)	(2,600,152)	3,151,643	(1,948,294)	(562,999)

4,542,235	9,214,116	(1,648,431)	(5,644,134)	(1,948,294)	(562,999)

90,414,103	81,199,987	168,801,332	174,445,466	35,926,519	36,489,518

94,956,338	90,414,103	167,152,901	168,801,332	33,978,225	35,926,519

2,087,657	1,959,624	—	—	—	—

128,119	127,227	238,812	747,023	3,385,218	4,218,388
273,715	198,109	479,596	487,190	—	—
(367,406)	(465,808)	(965,821)	(934,052)	(5,333,512)	(4,781,387)

34,428	(140,472)	(247,413)	300,161	(1,948,294)	(562,999)

See accompanying notes to financial statements.	93

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

State Farm Variable Product Trust (the “Trust”) has nine separate investment portfolios (each a “Fund” and together, the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. Shares of each Fund are offered exclusively in connection with variable deferred annuity and variable universal life insurance policies issued by State Farm Life Insurance Company and State Farm Life and Accident Assurance Company. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The Large Cap Equity Fund seeks long-term growth of capital. The Fund invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of large capitalization companies.

The Small/Mid Cap Equity Fund seeks long-term growth of capital. The Fund primarily invests under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in common stock and other equity securities of small and mid-capitalization companies.

The International Equity Fund seeks long-term growth of capital. The International Equity Fund invests its assets primarily in securities issued by foreign companies. There is no restriction on the size of the companies in which the Fund invests.

The Large Cap Equity Index Fund (the “Large Cap Index Fund”) seeks to match the performance of the Standard and Poor’s Composite Index of 500 Stocks® (the “S&P 500”) by investing in the securities that make up the S&P 500. The S&P 500 tracks the common stock performance of 500 large U.S. companies.

The Small Cap Equity Index Fund (the “Small Cap Index Fund”) seeks to match the performance of the Russell 2000® Small Stock Index (the “Russell 2000”) by investing in some of the stocks found in the Russell 2000. The Russell 2000 tracks the common stock performance of about 2,000 small U.S. companies.

The International Equity Index Fund (the “International Index Fund”) seeks to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Free Index® (the “EAFE Free”) by investing in some of the stocks found in the EAFE Free. The EAFE Free is a capitalization-weighted index that currently includes stocks of companies in 15 European countries, Australia, New Zealand, Israel, Hong Kong, Japan and Singapore.

The Stock and Bond Balanced Fund (the “Balanced Fund”) seeks long-term growth of capital, balanced with current income. The Balanced Fund invests in the Large Cap Index and Bond Funds of the Trust.

The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. The Fund typically invests 80% or more of its assets in investment grade bonds or bonds determined to be of comparable quality.

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset value for each Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m., Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information refer to Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis, and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to each Fund’s relative net assets.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments reportable for federal income tax purposes.

For more information refer to Note 5 Income Taxes and Distributions to Shareholders.

Foreign Currency Translations

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at December 31, 2014. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Short Sales

The Large Cap Index, Small Cap Index, International Index Funds, and indirectly, the Balanced Fund, may enter into covered short sale transactions to dispose of certain securities received as part of corporate actions (e.g., corporate mergers or spin-offs) that no longer are included in the respective benchmark indices. These transactions are designed to help minimize the impact these non-index securities have on the overall performance of these Funds.

Money Market Fund Reform

In July 2014, the Securities and Exchange Commission (“SEC”) adopted amendments to the rules under the Investment Company Act of 1940 governing the operations of registered money market funds such as the Money Market Fund. The amendments are generally intended to address circumstances in which money market funds may face heavy redemptions and to increase the transparency of risks associated with investments in money market funds. Money market funds are required to comply with the reform over the next two years. At this time, the Trust’s management is evaluating the impact these SEC adopted rules may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. All of the securities of the Money Market Fund and short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indices. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may use an independent statistical fair value service to assist in determining value, or SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of December 31, 2014:

	Investments in Securities				Derivative Instruments

Fund	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Large Cap Equity Fund					$—	$—	$—	$—
Common Stocks (a)	$61,822,817	$—	$—	$61,822,817
Short-term Investments	1,704,630	—	—	1,704,630
Small/Mid Cap Equity Fund					—	—	—	—
Common Stocks (a)	62,758,411	—	—	62,758,411
Short-term Investments	1,016,358	—	—	1,016,358
International Equity Fund					—	(358)	—	(358)
Common Stocks (a)	—	43,457,275	—	43,457,275
Preferred Stocks (a)	—	591,965	—	591,965
Short-term Investments	555,853	—	—	555,853
Large Cap Index Fund					24,709	—	—	24,709
Common Stocks (a)	633,503,152	—	—	633,503,152
Short-term Investments	2,946,876	—	—	2,946,876
Small Cap Index Fund					155,399	—	—	155,399
Common Stocks (a)	301,051,569	12,154	15,396	301,079,119
Short-term Investments	5,010,422	—	—	5,010,422
International Index Fund					75,160	—	—	75,160
Common Stocks (a)	—	286,689,964	0	286,689,964
Preferred Stocks (a)	—	1,926,751	—	1,926,751
Short-term Investments	310,737	—	—	310,737
Balanced Fund					—	—	—	—
Registered Investment Companies	94,582,971	—	—	94,582,971
Bond Fund					—	—	—	—
Corporate Bonds (a)	—	118,017,252	—	118,017,252
U.S. Treasury Obligations	—	43,873,596	—	43,873,596
Short-term Investments	3,717,159	—	—	3,717,159
Money Market Fund					—	—	—	—
Short-term Investments	258,438	33,757,469	—	34,015,907

(a) Industry classification and/or country is disclosed in the Schedules of Investments.

On December 31, 2013, substantially all of the common stocks and preferred stocks in the International Equity Fund and International Index Fund were valued at last traded price, because the Trust’s valuation procedures did not require the use of the independent statistical fair value service. On December 31, 2014, substantially all of the common stocks and preferred stocks in these Funds were fair valued using the independent statistical fair value service in accordance with valuation procedures approved by the Trust’s Board of Trustees, and were therefore valued using Level 2 inputs. Accordingly, using the end of the reporting period method for determining when transfers between levels are recognized, common stocks and preferred stocks valued on December 31, 2014 at $44,049,240 were transferred from Level 1 to Level 2 in the International Equity Fund and $288,616,715 of common stocks and preferred stocks were transferred from Level 1 to Level 2 in the International Index Fund. For the remaining Funds, there were no transfers of securities between Level 1 and Level 2 as of December 31, 2014 as compared to December 31, 2013.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Small Cap Index Fund Investments in Securities (a)
Balance as of December 31, 2013	$4,665
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(3,499)
Purchases	—
Issuances	15,396
Sales	—
Transfers in	—
Transfers out	(1,166)

Balance as of December 31, 2014	$15,396

(a) Using the end of the reporting period method for determining when transfers between levels are recognized.

For the Small Cap Index Fund, the total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments still held at December 31, 2014 was $15,396.

The International Index Fund did not hold any Level 3 securities valued at other than zero as of December 31, 2013 or for the year ended December 31, 2014. The remaining Funds (other than the Small Cap Index Fund, as noted above) did not hold any Level 3 securities as of December 31, 2013, or for the year ended December 31, 2014.

Derivative instruments, such as futures and foreign currency contracts, are valued at the unrealized appreciation (depreciation) of the instrument. For more information, see Note 4 Derivative Instruments.

4.	Derivative Instruments

The Large Cap Index, Small Cap Index, and International Index Funds, and, indirectly, the Balanced Fund, are subject to equity price risk in the normal course of pursuing their investment objectives. These Funds, other than the Balanced Fund, entered into stock index futures contracts to gain exposure to market fluctuations, as the use of these instruments was more efficient or cost effective than actually buying the underlying securities. These contracts obligated those Funds to make or take delivery of a derivative instrument or the cash value of a securities index at a specified future date at a specified price. Realized and unrealized gains and losses from these contracts are reflected in the Statements of Operations. Unrealized gains and losses on open futures contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared futures contracts. Daily fluctuations in the margin requirements for futures contracts are recorded as variation margin receivable or payable on the Statements of Assets and Liabilities. Upon entering into a futures contract, these Funds bore the risk of futures contracts’ prices moving unexpectedly, in which case, the Funds might not have been able to achieve the anticipated benefits of the futures contract and might realize a loss. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as the ultimate counterparty to all exchange traded futures, guarantees the futures against default.

The International Equity and International Index Funds are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives. In an attempt to decrease exposure to this risk, both Funds engaged in transaction hedging with the objective to protect against variations in exchange rates. Transaction hedging involved the purchase and sale of forward foreign currency contracts between trade date and settlement date on security transactions. Realized and unrealized gains and losses on forward foreign currency contracts are reflected in the Statements of Operations. Unrealized gains and losses on forward foreign currency contracts are reflected as a component of net unrealized appreciation (depreciation) in the Statements of Assets and Liabilities, and in other assets in the Schedules of Investments. These Funds bore the market risk that arises from changes in foreign currency rates and the credit risk should a counterparty fail to perform under such contracts, and as a result, might realize a loss.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2014, the fair value of derivative instruments, which are also disclosed in the Schedules of Investments, was as follows:

		Asset Derivatives			Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statements of Assets and Liabilities Location	Value		Statements of Assets and Liabilities Location	Value
International Equity Fund	Forward Foreign Currency Contracts	Unrealized gain on forward foreign currency contracts	$275		Unrealized loss on forward foreign currency contracts	$633

Total			$275			$633

Large Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$24,709	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$24,709			$—

Small Cap Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$155,399	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$155,399			$—

International Index Fund	Stock Index Futures Contracts	Variation Margin; Analysis of Net Assets - Net Unrealized Appreciation	$75,160	(a)	Variation Margin; Analysis of Net Assets - Net Unrealized Depreciation	$—

Total			$75,160			$—

(a) Represents cumulative unrealized gain (loss) on futures contracts. Variation margin disclosed on the Statements of Assets and Liabilities is for the last day of the period.

As of December 31, 2014, the effect of derivative instruments on the Statement of Operations was as follows:

		Amount of Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Derivatives not accounted for as hedging instruments	Futures	Forward Currency Contracts	Futures	Forward Currency Contracts
International Equity Fund	Forward Foreign Currency Contracts	$—	$1,540	$—	$(59)
Large Cap Index Fund	Stock Index Futures Contracts	1,243,345	—	(424,323)	—
Small Cap Index Fund	Stock Index Futures Contracts	393,985	—	(120,018)	—
International Index Fund	Forward Foreign Currency Contracts	—	(106,453)	—	—
International Index Fund	Stock Index Futures Contracts	129,391	—	(37,440)	—
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, the International Equity Fund and International Equity Index Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”)or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including certain forward foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Collateral and margin requirements differ by type of derivative. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts). For financial reporting purposes, cash and non-cash collateral that has been pledged to cover obligations of a Fund, if any, are noted in the Schedules of Investments. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities is based on contractual netting/set-off provisions in the ISDA Master Agreement; however, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable.

The Funds did not invest in any portfolio securities or enter into any derivative transactions with gross exposure on the Statement of Assets and Liabilities that could be netted subject to netting agreements as of December 31, 2014.

As of December 31, 2014, the average quarterly balance of outstanding derivative instruments was as follows:

	Futures Contracts		Foreign Currency Contracts
Fund	Average Number of Contracts Purchased	Average Notional Value of Contracts Purchased	Average Number of Contracts Purchased	Average U.S. Dollar of Contracts Purchased	Average Number of Contracts Sold	Average U.S. Dollar of Contracts Sold
International Equity Fund	—	$—	4	$231,591	5	$326,524
Large Cap Index Fund	73	6,880,159	—	—	—	—
Small Cap Index Fund	44	5,084,187	—	—	—	—
International Index Fund	43	2,900,854	1	44,161	1	39,142

5.	Income Taxes and Distributions to Shareholders

As of December 31, 2014, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of December 31, 2014, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2014, each Fund’s aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$49,368,416	$14,743,029	$(583,998)	$14,159,031
Small/Mid Cap Equity Fund	57,192,529	8,898,254	(2,316,014)	6,582,240
International Equity Fund	40,477,140	6,420,926	(2,292,973)	4,127,953
Large Cap Index Fund	437,373,580	255,250,585	(56,174,137)	199,076,448
Small Cap Index Fund	231,263,430	106,943,286	(32,117,175)	74,826,111
International Index Fund	260,404,339	88,771,084	(60,247,971)	28,523,113
Balanced Fund	71,704,596	22,878,375	—	22,878,375
Bond Fund	158,653,051	7,353,932	(398,976)	6,954,956
Money Market Fund	34,015,907	—	—	—

The differences, if any, between the cost of investments for federal income tax purposes and the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Large Cap Equity, Small/Mid Cap Equity, International Equity, Large Cap Index, Small Cap Index, International Index, and Balanced Funds declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond and Money Market Funds declare dividends daily and distribute dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are paid at least annually.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

After utilizing capital loss carryforwards to offset realized capital gains in 2014, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. As of December 31, 2014, if not applied, the carryforwards will expire as follows:

		Non Expiring		Year of Expiration
	Utilized	Short-term	Long-term	2016	2017	2018	Total
Large Cap Equity Fund	$5,198,196	$—	$—	$—	$—	$—	$—
International Equity Fund	1,516,600	—	—	313,786	3,776,139	924,320	5,014,245
International Index Fund	1,141,876	—	—	—	—	—	—
Bond Fund	445,199	—	—	—	—	—	—

Capital losses incurred on or after January 1, 2011 are permitted to carry forward indefinitely. These losses must be utilized prior to losses incurred before January 1, 2011. Therefore, any losses incurred prior to 2011 may be more likely to expire unused.

As of December 31, 2014, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Accumulated
Fund	Ordinary Income	Long-term Gain	Appreciation (Depreciation)	Capital and Other Losses	Total
Large Cap Equity Fund	$12,740	$511,360	$14,159,031	$(24,519)	$14,658,612
Small/Mid Cap Equity Fund	39,905	1,101,270	6,582,242	(115,754)	7,607,663
International Equity Fund	345,197	—	4,123,385	(5,023,779)	(555,197)
Large Cap Index Fund	11,104,546	19,829,821	199,076,450	—	230,010,817
Small Cap Index Fund	259,604	1,309,422	74,826,111	—	76,395,137
International Index Fund	213,545	776,611	28,502,617	—	29,492,773
Balanced Fund	2,169,270	2,003,843	22,878,375	—	27,051,488
Bond Fund	—	122,889	6,954,956	—	7,077,845
Money Market Fund	—	—	—	—	—

The differences between these amounts and the undistributed net investment income reported on the Statements of Assets and Liabilities as of December 31, 2014 relates to one or more of the following: short-term capital gains, forward foreign currency contracts, mark-to-market of Passive Foreign Investment Companies (“PFICs”), post-October loss deferrals and return of capital transactions.

From November 1, 2014 through December 31, 2014, the Large Cap Equity Fund incurred $24,519 in realized losses, the Small/Mid Cap Equity Fund incurred $115,754 in realized losses and the International Equity Fund incurred $9,535 in realized losses. As permitted by the Internal Revenue Code, the Funds intend to elect to defer these losses and treat them as arising on January 1, 2015.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of Fund distributions, expiring capital loss carryforwards, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of December 31, 2014, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Large Cap Equity Fund	$—	$(1,262)	$—	$1,262
Small/Mid Cap Equity Fund	—	1,101	—	(1,101)
International Equity Fund	—	4,593	—	(4,593)
Large Cap Index Fund	—	45,019	—	(45,019)
Small Cap Index Fund	—	33,325	—	(33,325)
International Index Fund	(60)	98,131	—	(98,071)
Balanced Fund	—	(103,680)	—	103,680
Bond Fund	—	(105)	—	105

The tax character of distributions was designated as follows for the years ended December 31, 2014 and December 31, 2013, respectively.

2014	Ordinary Income	Long-term Capital Gain	Total
Small/Mid Cap Equity Fund	$1,624,112	$6,550,001	$8,174,113
Large Cap Index Fund	11,038,302	15,349,943	26,388,245
Small Cap Index Fund	3,337,582	20,763,921	24,101,503
Balanced Fund	2,326,839	1,852,792	4,179,631

2013	Ordinary Income	Long-term Capital Gain	Total
Small/Mid Cap Equity Fund	$1,672,753	$5,600,016	$7,272,769
Large Cap Index Fund	9,983,559	12,964,200	22,947,759
Small Cap Index Fund	3,445,849	17,351,474	20,797,323
Balanced Fund	1,834,219	1,103,733	2,937,952

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended December 31, 2014 and December 31, 2013.

6.	Fees and Other Transactions with Affiliates

Investment Advisory and Management Services Agreement

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Large Cap Equity Fund	0.60% of average daily net assets
Small/Mid Cap Equity Fund	0.80% of average daily net assets
International Equity Fund	0.80% of average daily net assets
Large Cap Index Fund	0.24% of average daily net assets
Small Cap Index Fund	0.40% of average daily net assets
International Index Fund	0.55% of average daily net assets
Balanced Fund	None
Bond Fund	0.50% of average daily net assets
Money Market Fund	0.40% of average daily net assets

SFIMC has agreed not to be paid an investment advisory and management services fee for performing its services for the Balanced Fund. However, SFIMC receives investment advisory fees from managing the underlying Funds in which the Balanced Fund invests.

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

SFIMC has engaged Bridgeway Capital Management, Inc. (“Bridgeway”) and Westwood Management Corp. (“Westwood”) as the investment sub-advisers to provide day-to-day portfolio management for the Large Cap Equity Fund; Bridgeway and Rainier Investment Management, LLC (“Rainier”) as the investment sub-advisers to provide day-to-day portfolio management for the Small/Mid Cap Equity Fund; Marsico Capital Management, LLC (“Marsico”) and Northern Cross, LLC (“Northern Cross”) as the investment sub-advisers to provide day-to-day portfolio management for the International Equity Fund; and BlackRock Fund Advisors (“BlackRock”) as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Index, Small Cap Index and International Index Funds.

In accordance with the investment objective of the Fund or Funds each sub-advises, Bridgeway, Westwood, Marsico, Northern Cross, BlackRock, and Rainier determine which securities to buy and sell, select the brokers and dealers to effect the transactions, and negotiate commissions. Bridgeway’s, Westwood’s, Rainier’s, Marsico’s, Northern Cross’s, and BlackRock’s sub-advisory fees for managing the respective portfolios are paid by SFIMC. No additional advisory fees are charged to the Funds for the services of the sub-advisers.

As of December 31, 2014, the following fees were earned by BlackRock, Bridgeway, Rainier, Westwood, Marsico, and Northern Cross for sub-advisory services (not all amounts earned were paid during the period):

	BlackRock	Bridgeway	Rainier	Westwood	Marsico	Northern Cross
Large Cap Equity Fund	$—	$127,517	$—	$94,269	$—	$—
Small/Mid Cap Equity Fund	—	179,706	178,136	—	—	—
International Equity Fund	—	—	—	—	117,652	135,965
Large Cap Index Fund	110,430	—	—	—	—	—
Small Cap Index Fund	298,933	—	—	—	—	—
International Index Fund	312,232	—	—	—	—	—

Total Sub-Advisory Fees	$721,595	$307,223	$178,136	$94,269	$117,652	$135,965

Expense Reduction Agreements

With respect to each Fund, other than the Balanced, International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by each Fund (other than the investment advisory and management services fee, acquired fund fees and expenses and custody fees in the case of the Large Cap Index Fund and the Small Cap Index Fund) that exceed 0.10% of such Fund’s average daily net assets. With respect to the Balanced Fund, SFIMC has agreed to reimburse all expenses incurred by the Fund other than acquired fund fees and expenses. With respect to the International Equity and International Index Funds, SFIMC has agreed to reimburse the expenses incurred by these Funds, other than the investment advisory and management services fee and acquired fund fees and expenses, that exceed 0.20% of the Fund’s average daily net assets. With respect to the Large Cap Index Fund and the Small Cap Index Fund, SFIMC has agreed to reimburse all custody fees.

Beginning in early February 2009, the daily interest income on securities held by the Money Market Fund fell to a level below the amount of operating expenses incurred by the Money Market Fund. Since that time, SFIMC has been voluntarily waiving portions of its fees in amounts necessary to keep the daily net investment income of the Money Market Fund from falling below zero.

These expense reductions are voluntary and may be eliminated by SFIMC at any time.

Line of credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended December 31, 2014.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

STATE FARM VARIABLE PRODUCT TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

7.	Investment transactions

For the year ended December 31, 2014, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Large Cap Equity Fund	$29,011,060	$29,404,588	$—	$—
Small/Mid Cap Equity Fund	63,131,049	63,032,282	—	—
International Equity Fund	44,940,615	43,726,841	—	—
Large Cap Index Fund	20,474,400	40,048,493	—	—
Small Cap Index Fund	43,200,395	54,796,661	—	—
International Index Fund	11,294,607	9,048,894	—	—
Balanced Fund	3,503,570	3,800,000	—	—
Bond Fund	15,465,240	9,604,407	—	2,205,625

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.38	$8.61	$7.49	$7.59	$6.74

Income from Investment Operations
Net investment income (a)	0.12	0.10	0.13	0.09	0.06
Net gain (loss) on investments (both realized and unrealized)	1.68	2.77	1.12	(0.10)	0.85

Total from investment operations	1.80	2.87	1.25	(0.01)	0.91

Less Distributions
Net investment income	(0.17)	(0.10)	(0.13)	(0.09)	(0.06)
Net realized gain	(0.10)	—	—	—	—

Total distributions	(0.27)	(0.10)	(0.13)	(0.09)	(0.06)

Net asset value, end of period	$12.91	$11.38	$8.61	$7.49	$7.59

Total Return	15.75%	33.33%	16.63%	(0.12)%	13.55%

Net assets, end of period (millions)	$63.4	$55.0	$42.2	$36.6	$36.5

Ratios to average net assets assuming expense reductions
Expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.98%	0.95%	1.52%	1.19%	0.89%

Ratios to average net assets absent expense reductions
Expenses	0.73%	0.72%	0.75%	0.75%	0.75%
Net investment income	0.95%	0.93%	1.47%	1.14%	0.84%

Portfolio turnover rate	51%	68%	58%	42%	57%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	105

STATE FARM VARIABLE PRODUCT TRUST SMALL/MID CAP EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.12	$11.06	$9.41	$9.64	$7.80

Income from Investment Operations
Net investment income (a)	0.03	0.01	0.11	0.02	0.03
Net gain (loss) on investments (both realized and unrealized)	0.62	3.83	1.56	(0.22)	1.83

Total from investment operations	0.65	3.84	1.67	(0.20)	1.86

Less Distributions
Net investment income	(0.03)	(0.12)	(0.02)	(0.03)	(0.02)
Net realized gain	(1.74)	(1.66)	—	—	—

Total distributions	(1.77)	(1.78)	(0.02)	(0.03)	(0.02)

Net asset value, end of period	$12.00	$13.12	$11.06	$9.41	$9.64

Total Return	4.94%	34.96%	17.77%	(2.08)%	23.89%

Net assets, end of period (millions)	$63.7	$61.1	$45.9	$39.5	$40.6

Ratios to average net assets assuming expense reductions
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.23%	0.09%	1.03%	0.25%	0.36%

Ratios to average net assets absent expense reductions
Expenses	0.94%	0.95%	0.96%	0.97%	0.99%
Net investment income	0.19%	0.04%	0.97%	0.18%	0.27%

Portfolio turnover rate	103%	115%	92%	87%	108%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

106	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$11.34	$9.76	$8.23	$9.75	$8.82

Income from Investment Operations
Net investment income (a)	0.08	0.12	0.13	0.12	0.09
Net gain (loss) on investments (both realized and unrealized)	(0.75)	1.63	1.45	(1.47)	1.01

Total from investment operations	(0.67)	1.75	1.58	(1.35)	1.10

Less Distributions
Net investment income	(0.13)	(0.17)	(0.05)	(0.17)	(0.17)
Net realized gain	—	—	—	—	—

Total distributions	(0.13)	(0.17)	(0.05)	(0.17)	(0.17)

Net asset value, end of period	$10.54	$11.34	$9.76	$8.23	$9.75

Total Return	(5.96)%	17.97%	19.19%	(13.79)%	12.52%

Net assets, end of period (millions)	$44.4	$47.4	$40.6	$34.2	$40.0

Ratios to average net assets assuming expense reductions
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.75%	1.10%	1.47%	1.28%	1.05%

Ratios to average net assets absent expense reductions
Expenses	1.23%	1.18%	1.21%	1.29%	1.36%
Net investment income	0.52%	0.92%	1.26%	0.99%	0.69%

Portfolio turnover rate	98%	77%	47%	57%	66%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	107

STATE FARM VARIABLE PRODUCT TRUST LARGE CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$17.85	$14.10	$12.67	$12.50	$11.20

Income from Investment Operations
Net investment income (a)	0.33	0.29	0.28	0.23	0.20
Net gain (loss) on investments (both realized and unrealized)	1.97	4.16	1.73	(0.01)	1.45

Total from investment operations	2.30	4.45	2.01	0.22	1.65

Less Distributions
Net investment income (b)	(0.31)	(0.30)	(0.25)	—	(0.21)
Net realized gain	(0.52)	(0.40)	(0.33)	(0.05)	(0.14)

Total distributions	(0.83)	(0.70)	(0.58)	(0.05)	(0.35)

Net asset value, end of period	$19.32	$17.85	$14.10	$12.67	$12.50

Total Return	13.37%	32.01%	15.72%	1.83%	14.73%

Net assets, end of period (millions)	$637.1	$599.5	$487.9	$454.4	$478.6

Ratios to average net assets
Expenses (c)	0.28%	0.29%	0.29%	0.31%	0.32%
Net investment income	1.75%	1.80%	2.02%	1.79%	1.75%

Portfolio turnover rate	3%	3%	4%	4%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net investment income represent less than $0.01 per share in 2011.
(c)	The expense ratio includes the effect of expense reimbursements that are less than 0.005%.

108	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST SMALL CAP EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.99	$10.85	$9.79	$10.82	$8.64

Income from Investment Operations
Net investment income (a)	0.11	0.09	0.16	0.08	0.08
Net gain (loss) on investments (both realized and unrealized)	0.51	4.05	1.39	(0.56)	2.18

Total from investment operations	0.62	4.14	1.55	(0.48)	2.26

Less Distributions
Net investment income	(0.11)	(0.11)	(0.14)	(0.08)	(0.08)
Net realized gain	(1.04)	(0.89)	(0.35)	(0.47)	—

Total distributions	(1.15)	(1.00)	(0.49)	(0.55)	(0.08)

Net asset value, end of period	$13.46	$13.99	$10.85	$9.79	$10.82

Total Return	4.37%	38.27%	15.90%	(4.53)%	26.12%

Net assets, end of period (millions)	$306.2	$309.2	$238.1	$218.7	$244.2

Ratios to average net assets assuming expense reductions
Expenses	0.48%	0.49%	0.50%	0.50%	0.50%
Net investment income	0.76%	0.68%	1.46%	0.72%	0.83%

Ratios to average net assets absent expense reductions
Expenses	0.49%	0.50%	0.51%	0.51%	0.52%
Net investment income	0.75%	0.67%	1.45%	0.71%	0.81%
Portfolio turnover rate	15%	13%	14%	14%	13%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.	109

STATE FARM VARIABLE PRODUCT TRUST INTERNATIONAL EQUITY INDEX FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$14.01	$11.86	$10.34	$12.24	$11.67

Income from Investment Operations
Net investment income (a)	0.44	0.31	0.31	0.32	0.25
Net gain (loss) on investments (both realized and unrealized)	(1.26)	2.18	1.55	(1.85)	0.59

Total from investment operations	(0.82)	2.49	1.86	(1.53)	0.84

Less Distributions
Net investment income	(0.43)	(0.34)	(0.34)	(0.33)	(0.27)
Net realized gain (b)	—	—	—	(0.04)	—

Total distributions	(0.43)	(0.34)	(0.34)	(0.37)	(0.27)

Net asset value, end of period	$12.76	$14.01	$11.86	$10.34	$12.24

Total Return	(5.88)%	20.96%	18.00%	(12.50)%	7.18%

Net assets, end of period (millions)	$290.8	$316.8	$270.4	$236.9	$280.1

Ratios to average net assets
Expenses	0.64%	0.67%	0.68%	0.69%	0.67%
Net investment income	3.12%	2.41%	2.84%	2.73%	2.19%

Portfolio turnover rate	3%	3%	3%	2%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions from net realized gain represent less than $0.01 per share in 2012.

110	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST STOCK AND BOND BALANCED FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$15.44	$13.54	$12.41	$12.36	$11.39

Income from Investment Operations
Net investment income (a)	0.34	0.33	0.30	0.16	0.30
Net gain (loss) on investments (both realized and unrealized)	1.07	2.08	1.03	0.28	1.00

Total from investment operations	1.41	2.41	1.33	0.44	1.30

Less Distributions
Net investment income	(0.34)	(0.32)	(0.17)	(0.31)	(0.32)
Net realized gain	(0.39)	(0.19)	(0.03)	(0.08)	(0.01)

Total distributions	(0.73)	(0.51)	(0.20)	(0.39)	(0.33)

Net asset value, end of period	$16.12	$15.44	$13.54	$12.41	$12.36

Total Return	9.43%	17.97%	10.77%	3.72%	11.46%

Net assets, end of period (millions)	$95.0	$90.4	$81.2	$78.3	$81.0

Ratios to average net assets assuming expense reductions
Expenses (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	2.15%	2.23%	2.24%	1.30%	2.51%

Ratios to average net assets absent expense reductions
Expenses (b)	0.07%	0.08%	0.09%	0.09%	0.07%
Net investment income	2.08%	2.15%	2.15%	1.21%	2.44%

Portfolio turnover rate	4%	8%	4%	2%	8%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Expense ratios relate to the Balanced Fund only and do not reflect the Fund’s proportionate share of the expenses of the underlying funds.

See accompanying notes to financial statements.	111

STATE FARM VARIABLE PRODUCT TRUST BOND FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$10.42	$10.97	$10.94	$10.61	$10.43

Income from Investment Operations
Net investment income	0.31	0.33	0.34	0.36	0.39
Net gain (loss) on investments (both realized and unrealized)	0.05	(0.55)	0.03	0.33	0.18

Total from investment operations	0.36	(0.22)	0.37	0.69	0.57

Less Distributions
Net investment income	(0.31)	(0.33)	(0.34)	(0.36)	(0.39)
Net realized gain	—	—	—	—	—

Total distributions	(0.31)	(0.33)	(0.34)	(0.36)	(0.39)

Net asset value, end of period	$10.47	$10.42	$10.97	$10.94	$10.61

Total Return	3.52%	(2.06)%	3.45%	6.58%	5.54%

Net assets, end of period (millions)	$167.2	$168.8	$174.4	$175.4	$173.7

Ratios to average net assets
Expenses	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	2.99%	3.06%	3.13%	3.31%	3.70%

Portfolio turnover rate	7%	14%	8%	15%	18%

112	See accompanying notes to financial statements.

STATE FARM VARIABLE PRODUCT TRUST MONEY MARKET FUND

(For a share outstanding throughout each period)

	Year ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations
Net investment income	—	—	—	—	—

Total from investment operations	—	—	—	—	—

Less Distributions
Net investment income	—	—	—	—	—
Total distributions	—	—	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.00%	0.00%	0.00%

Net assets, end of period (millions)	$34.0	$35.9	$36.5	$40.0	$42.8

Ratios to average net assets assuming expense reductions
Expenses (a)	0.07%	0.08%	0.10%	0.11%	0.16%
Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Ratios to average net assets absent expense reductions
Expenses	0.62%	0.63%	0.59%	0.58%	0.53%
Net investment income	(0.55)%	(0.55)%	(0.49)%	(0.47)%	(0.37)%

(a)	The expense ratio includes the effect of the voluntary fee waiver from SFIMC described in Note 6 under Fees and Other Transactions with Affiliates.

See accompanying notes to financial statements.	113

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Board of Trustees and Shareholders of the

State Farm Variable Product Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Equity Fund, Small/Mid Cap Equity Fund, International Equity Fund, Large Cap Equity Index Fund, Small Cap Equity Index Fund, International Equity Index Fund, Stock and Bond Balanced Fund, Bond Fund and Money Market Fund, nine funds comprising the State Farm Variable Product Trust (the “Funds”) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended December 31, 2010 were audited by another independent registered public accounting firm whose report dated February 22, 2011 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 23, 2015

Management Information – State Farm Variable Product Trust, December 31, 2014 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 61	Trustee	Began service in 1998 and serves until successor is elected or appointed.	PRESIDENT (since 6/2012) – St. Mary’s University; DEAN and PROFESSOR OF LAW (before 6/2012) – University of St. Thomas School of Law; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 70	Trustee	Began service in 1997 and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); PRESIDENT/OWNER – Tiehack Development Company (land developer); TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 62	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012) – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER (since 7/2010) – Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement, and evaluation); ADJUNCT FACULTY (since 2/2010) – Bellevue University and University of Southern Mississippi; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	TRUSTEE – MainStay Funds (82 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	None

Management Information – State Farm Variable Product Trust, December 31, 2014 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee and Chairperson of the Board	Began service as Trustee in 1997 and serves until successor is elected or appointed. Began service as Chairperson of the Board in 2012 and serves until removed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; TRUSTEE, PRESIDENT (before 12/2012) and CHAIRPERSON OF THE BOARD (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – McGraw-Hill Financial (financial ratings/ information); DIRECTOR – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee and President	Began service as Trustee in 2002 and serves until successor is elected or appointed. Began service as President in 2012 and serves until removed.	VICE CHAIRMAN and CHIEF OPERATING OFFICER (since 12/2010), CHIEF FINANCIAL OFFICER (before 12/2010) and DIRECTOR – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (before 12/2012) and PRESIDENT (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Variable Product Trust, State Farm VP Management Corp., State Farm Investment Management Corp. and with the affiliates of these companies.

Management Information – State Farm Variable Product Trust, December 31, 2014 (unaudited)

III. Information about Officers of State Farm Variable Product Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years
Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710 Age 51	Senior Vice President and Treasurer	Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.

CHIEF FINANCIAL OFFICER (since 12/2010), TREASURER, SENIOR VICE PRESIDENT (3/2007 – 1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) – State Farm Mutual Automobile Insurance Company; DIRECTOR (since 3/2011) and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 6/2011) and TREASURER (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.

Joe R. Monk Jr. One State Farm Plaza Bloomington, Illinois 61710 Age 51	Senior Vice President	Began service in March 2011 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER (since 4/2010) and OPERATIONS VICE PRESIDENT (6/2008 – 4/2010) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS (since 1/2011), VICE PRESIDENT – HEALTH (since 4/2010) and OPERATIONS VICE PRESIDENT – HEALTH (6/2008 – 4/2010) – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT (since 7/2010) – State Farm Investment Management Corp., State Farm VP Management Corp.; SENIOR VICE PRESIDENT (since 3/2011) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 44	Vice President and Secretary	Began service in December 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 55	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary– Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY-TREASURER – State Farm VP Management Corp.
Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 51	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT – FIXED INCOME (6/2011 – 12/2011) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FIXED INCOME (3/1998 – 5/2011) – Nationwide Insurance; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp.; VICE PRESIDENT since (12/2011) – State Farm Mutual Fund Trust, State Farm Associates’ Funds Trust.
Dick Paul One State Farm Plaza Bloomington, Illinois 61710 Age 55	Vice President	Began service in March 2012 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH/MUTUAL FUNDS (since 1/2012) and OPERATIONS VICE PRESIDENT – LIFE/HEALTH (5/2009 – 2/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Mutual Fund Trust and State Farm Associates’ Funds Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-888-702-2307 to request a copy of the SAI.

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

State Farm™

231-3571.17-CH
AP2015/02/9814
2-2015
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-888-702-2307.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees
Billed to registrant for fiscal year ending December 31, 2014: $ 279,059
Billed to registrant for fiscal year ending December 31, 2013: $ 270,744

The audit fees for December 31, 2014 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.
(b)	Audit-Related Fees
Billed to registrant for fiscal year ending December 31, 2014: $0 Billed to registrant for fiscal year ending December 31, 2013: $0
The nature of the services comprising the fees disclosed under this category: not applicable Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2014: $0
Billed for fiscal year ending December 31, 2013: $0
The nature of the services comprising the fees disclosed under this category: not applicable
(c)	Tax Fees
Billed to registrant for fiscal year ending December 31, 2014: $46,760
Billed to registrant for fiscal year ending December 31, 2013: $47,725
The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. For each fiscal year, the nature of the services also includes fees for reviewing the registrant’s tax returns (federal, state, and excise), income tax and excise tax positions, and issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2014: $0
Billed for fiscal year ending December 31, 2013: $0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)		All Other Fees
Billed to registrant for fiscal year ending December 31, 2014: $0
Billed to registrant for fiscal year ending December 31, 2013: $0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:
Billed for fiscal year ending December 31, 2014: $15,800
Billed for fiscal year ending December 31, 2013: $20,600

The nature of the services comprising the fees disclosed under this category:

The fees were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)		The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

	a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

	b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

		(1)	Pre-approval of non-audit services for the Trust is waived, if:

			a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

			b.	the services were not recognized by management at the time of the engagement as non-audit services; and

			c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

		(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

			a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

			b.	the services were not recognized by management at the time of the engagement as non-audit services; and

			c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

	c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

		(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

		(2)	financial information systems design and implementation;

		(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

		(4)	actuarial services;

		(5)	internal audit outsourcing services;

		(6)	management functions or human resources;

		(7)	broker or dealer, investment adviser, or investment banking services;

		(8)	legal services and expert services unrelated to the audit; and

		(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2014:	not applicable	0%	not applicable
Fiscal year ending December 31, 2013:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending December 31, 2014:	not applicable	not applicable	100%
Fiscal year ending December 31, 2013:	not applicable	not applicable	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending December 31, 2014:	$46,760
Fiscal year ending December 31, 2013:	$47,725

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending December 31, 2014:	$15,800
Fiscal year ending December 31, 2013:	$20,600

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending December 31, 2014:	$0
Fiscal year ending December 31, 2013:	$0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6(a) is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Variable Product Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Variable Product Trust

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President
Date February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael L. Tipsord
Michael L. Tipsord
President

Date February 26, 2015

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date February 26, 2015